UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08603

Name of Fund: BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Debt Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2011

Date of reporting period: 02/28/2011

Item 1 – Report to Stockholders

February 28, 2011

Annual Report

BlackRock Corporate High Yield Fund, Inc. (COY)

BlackRock Corporate High Yield Fund III, Inc. (CYE)

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

BlackRock Senior High Income Fund, Inc. (ARK)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	FEBRUARY 28, 2011

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge, overall investor sentiment considerably improved. Near the end of the period, geopolitical tensions across the Middle East North Africa (“MENA”) region along with rising oil prices introduced new cause for concern about the future of the global economy. As of this writing, economic news remains fairly positive although we face additional uncertainties related to the aftermath of the devastating earthquake in Japan, with particular focus on the damage to nuclear power plants.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have delivered a mixed bag month after month, but became increasingly encouraging toward the end of the period when the unemployment rate fell to its lowest level since April 2009.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to 2011, stocks lost their momentum on the back of geopolitical events in the MENA region and a sharp rise in oil prices. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in 2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Nevertheless, the yield curve remained steep and higher-risk sectors outperformed the fixed income market.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate as the period came to a close and municipals finally posted gains in February, following a five-month run of negative performance.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total returns as of February 28, 2011	6-month	12-month

US large cap equities (S&P 500 Index)	27.73%	22.57%

US small cap equities (Russell 2000 Index)	37.55	32.60

International equities (MSCI Europe, Australasia, Far East Index)	23.77	20.00

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.14

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.04)	4.76

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.83)	4.93

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.51)	1.72

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.05	17.34

          Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of February 28, 2011	BlackRock Corporate High Yield Fund, Inc.

Investment Objective

BlackRock Corporate High Yield Fund, Inc.’s (COY) (the “Fund”) investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities, which are rated in the lower rating categories of the established rating services (BB or lower by Standard & Poor’s Corporation (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or are unrated securities considered by BlackRock to be of comparable quality. The Fund’s secondary objective is to provide stockholders with capital appreciation. The Fund invests, under normal market conditions, at least 80% of its assets in high yield debt instruments, including high yield bonds (commonly referred to as “junk” bonds) and corporate loans which are below investment grade quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended February 28, 2011, the Fund returned 11.66% based on market price and 22.11% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 21.06% based on market price and 21.40% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

High yield bonds outperformed the broader fixed income market as risk assets rallied during the period. Lower-quality high yield bonds outperformed higher-quality issues. The bank loan sector also posted strong returns, but underperformed high yield. The largest contributor to the Fund’s performance was individual security selection, particularly among lower-quality credits and special situations in the automotive sector, including manufacturers of automobiles, auto parts and components. Within the Fund’s small allocation to common stocks, its holdings in Delphi boosted returns. The Fund’s limited exposure to high-quality, non-investment grade proved beneficial, as did its large allocation to lower-quality credits later in the period.

•

During the period, the Fund maintained leverage at an average amount between 18% and 20% of its total managed assets, which detracted from relative performance versus competitors that maintained higher levels of leverage, as would be expected when markets are advancing. The Fund’s significant holdings in mid-tier speculative grade names for most of the period detracted modestly as they underperformed their lower-quality counterparts. Also having a negative impact was the Fund’s exposure to bank loans; however, the Fund continues to hold a number of loans issued by speculative companies where we believe the loans are the most attractive instrument in the company’s capital structure.

Describe recent portfolio activity.

•

Over the period, the Fund shifted its overall positioning from a more conservative stance to that which is more consistent with a gradually improving economy. The Fund reduced its exposure to the automotive sector and increased exposure to lower-quality credits as well as sectors where companies are positioned to benefit from rising commodity prices.

Describe portfolio positioning at period end.

•

At period end, the Fund held 85% of its total portfolio in corporate bonds, 7% in floating rate loan interests and 5% in common stocks. Cash positions were negligible for most of the period. The Fund ended the period with leverage at approximately 20% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	FEBRUARY 28, 2011

BlackRock Corporate High Yield Fund, Inc.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	COY
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of February 28, 2011 ($7.03)[1]	8.71%
Current Monthly Distribution per Share[2]	$0.051
Current Annualized Distribution per Share[2]	$0.612
Leverage as of February 28, 2011[3]	20%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/11	2/28/10	Change	High	Low

Market Price	$7.03	$6.88	2.18%	$7.24	$5.50
Net Asset Value	$7.42	$6.64	11.75%	$7.44	$6.60

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/11	2/28/10

Corporate Bonds	85%	82%
Floating Rate Loan Interests	7	13
Common Stocks	5	3
Other Interests	2	2
Preferred Stocks	1	—

Credit Quality Allocations[4]

	2/28/11	2/28/10

A	1%	—
BBB/Baa	4	3%
BB/Ba	31	30
B	46	46
CCC/Caa	13	12
CC/Ca	—	1
D	—	1
Not Rated	5	7

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 28, 2011	5

Fund Summary as of February 28, 2011	BlackRock Corporate High Yield Fund III, Inc.

Investment Objective

BlackRock Corporate High Yield Fund III, Inc.’s (CYE) (the “Fund”) primary investment objective is to provide current income by investing primarily in fixed-income securities, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P or Baa or lower by Moody’s) or are unrated securities of comparable quality. The Fund’s secondary investment objective is to provide capital appreciation. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended February 28, 2011, the Fund returned 16.99% based on market price and 23.50% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 21.06% based on market price and 21.40% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

High yield bonds outperformed the broader fixed income market as risk assets rallied during the period. Lower-quality high yield bonds outperformed higher-quality issues. The bank loan sector also posted strong returns, but underperformed high yield. The largest contributor to the Fund’s performance was individual security selection, particularly among lower-quality credits and special situations in the automotive sector, including manufacturers of automobiles, auto parts and components. Within the Fund’s small allocation to common stocks, its holdings in Delphi boosted returns. The Fund’s limited exposure to high-quality, non-investment grade proved beneficial, as did its large allocation to lower-quality credits later in the period.

•

During the period, the Fund maintained leverage at an average amount between 20% and 22% of its total managed assets, which detracted from relative performance versus competitors that maintained higher levels of leverage, as would be expected when markets are advancing. The Fund’s significant holdings in mid-tier speculative grade names for most of the period detracted modestly as they underperformed their lower-quality counterparts. Also having a negative impact was the Fund’s exposure to bank loans; however, the Fund continues to hold a number of loans issued by speculative companies where we believe the loans are the most attractive instrument in the company’s capital structure.

Describe recent portfolio activity.

•

Over the period, the Fund shifted its overall positioning from a more conservative stance to that which is more consistent with a gradually improving economy. The Fund reduced its exposure to the automotive sector and increased exposure to lower-quality credits as well as sectors where companies are positioned to benefit from rising commodity prices.

Describe portfolio positioning at period end.

•

At period end, the Fund held 80% of its total portfolio in corporate bonds, 11% in floating rate loan interests and 5% in common stocks. Cash positions were negligible for most of the period. The Fund ended the period with leverage at approximately 24% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	FEBRUARY 28, 2011

BlackRock Corporate High Yield Fund III, Inc.

Fund Information

Symbol on NYSE	CYE
Initial Offering Date	January 30, 1998
Yield on Closing Market Price as of February 28, 2011 ($7.14)[1]	8.40%
Current Monthly Distribution per Share[2]	$0.05
Current Annualized Distribution per Share[2]	$0.60
Leverage as of February 28, 2011[3]	24%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/11	2/28/10	Change	High	Low

Market Price	$7.14	$6.67	7.05%	$7.24	$5.29
Net Asset Value	$7.56	$6.69	13.00%	$7.58	$6.66

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/11	2/28/10

Corporate Bonds	80%	81%
Floating Rate Loan Interests	11	13
Common Stocks	5	4
Preferred Stocks	2	—
Other Interests	2	2

Credit Quality Allocations[4]

	2/28/11	2/28/10

BBB/Baa	4%	3%
BB/Ba	31	29
B	46	47
CCC/Caa	14	12
D	—	1
Not Rated	5	8

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 28, 2011	7

Fund Summary as of February 28, 2011	BlackRock Debt Strategies Fund, Inc.

Investment Objective

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to provide current income by investing primarily in a diversified portfolio of US companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. The Fund’s secondary objective is to provide capital appreciation. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended February 28, 2011, the Fund returned 12.90% based on market price and 19.92% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 21.06% based on market price and 21.40% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

High yield bonds outperformed the broader fixed income market as risk assets rallied during the period. Lower-quality high yield bonds outperformed higher-quality issues. The bank loan sector also posted strong returns, but underperformed high yield. While the Fund’s average allocation of 41% to high yield contributed to performance on an absolute basis, its average allocation of 52% to bank loans hurt performance relative to its Lipper category competitors, which invest primarily in high yield bonds. Additionally, the Fund maintained leverage at an average amount between 18% and 23% of its total managed assets, which detracted from relative performance versus competitors that maintained higher levels of leverage, as would be expected when markets are advancing. Lastly, the Fund’s underexposure to lower-quality, speculative grade credits detracted modestly from performance as lower quality outperformed during the period.

•

Contributing positively to performance was security selection within the Fund’s high yield allocation, particularly among lower-quality credits and special situations in the automotive sector, including manufacturers of automobiles, auto parts and components. The Fund’s equity position, although small, boosted returns. In addition, limited exposure to high-quality, non-investment grade proved beneficial.

Describe recent portfolio activity.

•

Over the period, the Fund shifted its overall positioning from a more conservative stance to that which is more consistent with a gradually improving economy. In particular, the Fund increased its exposure to sectors where companies are positioned to benefit from rising commodity prices. In addition, the Fund increased its leverage during the period.

Describe portfolio positioning at period end.

•

At period end, the Fund held 43% of its total portfolio in corporate bonds, 53% in floating rate loan interests and 2% in asset-backed securities. Cash positions were negligible for most of the period. The Fund ended the period with leverage at approximately 20% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	FEBRUARY 28, 2011

BlackRock Debt Strategies Fund, Inc.

Fund Information

Symbol on NYSE	DSU
Initial Offering Date	March 27, 1998
Yield on Closing Market Price as of February 28, 2011 ($4.05)[1]	8.00%
Current Monthly Distribution per Share[2]	$0.027
Current Annualized Distribution per Share[2]	$0.324
Leverage as of February 28, 2011[3]	20%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/11	2/28/10	Change	High	Low

Market Price	$4.05	$3.91	3.58%	$4.42	$2.95
Net Asset Value	$4.28	$3.89	10.03%	$4.28	$3.89

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/11	2/28/10

Floating Rate Loan Interests	53%	47%
Corporate Bonds	43	49
Asset-Backed Securities	2	—
Common Stocks	1	4
Other Interests	1	—

Credit Quality Allocations[4]

	2/28/11	2/28/10

BBB/Baa	7%	5%
BB/Ba	29	27
B	45	44
CCC/Caa	11	11
D	—	1
Not Rated	8	12

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 28, 2011	9

Fund Summary as of February 28, 2011	BlackRock Floating Rate Income Strategies Fund II, Inc.

Investment Objective

BlackRock Floating Rate Income Strategies Fund II, Inc.’s (FRB) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended February 28, 2011, the Fund returned 1.19% based on market price and 14.20% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 16.47% based on market price and 12.22% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The bank loan sector posted strong returns as risk assets rallied during the period. Lower-quality sectors and credits outperformed their higher-quality counterparts and the high yield sector outperformed bank loans. Because the Fund invests primarily in bank loans, the use of leverage had a positive impact on returns (on an absolute basis) as these sectors advanced. Holding a greater allocation to high yield bonds relative to its Lipper category competitors drove the Fund’s outperformance.

•

The Fund maintains a relatively conservative portfolio, weighted toward higher-quality speculative investments, which detracted from relative performance as lower quality outperformed during the period. In addition, the Fund maintains a lower level of leverage (at an average amount between 19% and 23% of its total managed assets) than the average level maintained by its Lipper category competitors, which detracted from performance on a relative basis.

Describe recent portfolio activity.

•

During the period, the Fund modestly increased its level of risk and use of leverage as market conditions improved. In particular, the Fund increased exposure to lower-quality credits and sectors that are more favorably impacted by rising commodity prices and an improving economy.

Describe portfolio positioning at period end.

•

At period end, the Fund held 81% of its total portfolio in floating rate loan interests and 15% in corporate bonds, with the remainder in asset-backed securities, common stocks and equity equivalents. Cash positions were negligible for most of the period. The Fund ended the period with leverage at approximately 20% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	FEBRUARY 28, 2011

BlackRock Floating Rate Income Strategies Fund II, Inc.

Fund Information

Symbol on NYSE	FRB
Initial Offering Date	July 30, 2004
Yield on Closing Market Price as of February 28, 2011 ($14.22)[1]	6.33%
Current Monthly Distribution per Share[2]	$0.075
Current Annualized Distribution per Share[2]	$0.900
Leverage as of February 28, 2011[3]	20%

1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

2	The distribution rate is not constant and is subject to change.

3

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/11	2/28/10	Change	High	Low

Market Price	$14.22	$15.01	(5.26)%	$15.63	$12.80
Net Asset Value	$14.07	$13.16	6.91%	$14.07	$13.03

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/11	2/28/10

Floating Rate Loan Interests	81%	73%
Corporate Bonds	15	26
Asset-Backed Securities	3	—
Other Interests	1	1

Credit Quality Allocations4

	2/28/11	2/28/10

BBB/Baa	7%	6%
BB/Ba	34	34
B	42	38
CCC/Caa	8	10
CC/Ca	—	1
D	—	2
Not Rated	9	9

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 28, 2011	11

Fund Summary as of February 28, 2011	BlackRock Senior High Income Fund, Inc.

Investment Objective

BlackRock Senior High Income Fund, Inc.’s (ARK) (the “Fund”) investment objective is to provide high current income by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended February 28, 2011, the Fund returned 15.13% based on market price and 17.13% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 21.06% based on market price and 21.40% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

High yield bonds outperformed the broader fixed income market as risk assets rallied during the period. Lower-quality high yield bonds outperformed higher-quality issues. The bank loan sector also posted strong returns, but underperformed high yield. While the Fund’s average allocation to high yield contributed to performance on an absolute basis, its average allocation to bank loans hurt performance relative to its Lipper category competitors, which invest primarily in high yield bonds. Additionally, the Fund maintained leverage at an average amount between 18% and 22% of its total managed assets, which detracted from relative performance versus competitors that maintained higher levels of leverage, as would be expected when markets are advancing. Lastly, the Fund’s underexposure to lower-quality, speculative grade credits detracted modestly from performance as lower quality outperformed during the period.

•

Contributing positively to performance was security selection within the Fund’s high yield allocation, particularly among lower-quality credits and special situations in the automotive sector, including manufacturers of automobiles, auto parts and components. The Fund’s equity position, although small, boosted returns. In addition, limited exposure to high-quality, non-investment grade proved beneficial.

Describe recent portfolio activity.

•

Over the period, the Fund shifted its overall positioning from a more conservative stance to that which is more consistent with a gradually improving economy. In particular, the Fund increased its exposure to sectors where companies are positioned to benefit from rising commodity prices. In addition, the Fund increased its leverage during the period.

Describe portfolio positioning at period end.

•

At period end, the Fund held 43% of its total portfolio in corporate bonds and 53% in floating rate loan interests, with the remainder in asset-backed securities, common stocks and equity equivalents. Cash positions were negligible for most of the period. The Fund ended the period with leverage at approximately 17% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	FEBRUARY 28, 2011

BlackRock Senior High Income Fund, Inc.

Fund Information

Symbol on NYSE	ARK
Initial Offering Date	April 30, 1993
Yield on Closing Market Price as of February 28, 2011 ($4.18)[1]	7.18%
Current Monthly Distribution per Common Share[2]	$0.025
Current Annualized Distribution per Common Share[2]	$0.300
Leverage as of February 28, 2011[3]	17%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/11	2/28/10	Change	High	Low

Market Price	$4.18	$3.94	6.09%	$4.48	$3.59
Net Asset Value	$4.22	$3.91	7.93%	$4.22	$3.87

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/11	2/28/10

Floating Rate Loan Interests	53%	46%
Corporate Bonds	43	52
Asset-Backed Securities	2	—
Common Stocks	1	2
Other Interests	1	—

Credit Quality Allocations[4]

	2/28/11	2/28/10

BBB/Baa	9%	5%
BB/Ba	31	33
B	49	43
CCC/Caa	3	11
D	—	1
Not Rated	8	7

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 28, 2011	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it issues debt securities for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the $30 million of debt securities based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from borrowings earn income based on long-term interest rates. In this case, the interest expense of borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays interest expense on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds and shareholders, but as described above, it also creates risks as short or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Funds’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit the Funds’ ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, the Funds are permitted to borrow through their credit facility up to 33 1/3% of their total managed assets. As of February 28, 2011, the Funds had outstanding leverage from borrowings as a percentage of their total managed assets as follows:

Percent of Leverage

COY	20%
CYE	24%
DSU	20%
FRB	20%
ARK	17%

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, swaps, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Funds’ ability to use a derivative instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

14	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments February 28, 2011	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Auto Components — 0.3%
Dana Holding Corp. (a)	47,900	$904,352

Capital Markets — 0.2%
E*Trade Financial Corp. (a)	26,900	429,862

Chemicals — 0.0%
Wellman Holdings, Inc. (a)	1,425	71

Commercial Banks — 0.1%
CIT Group, Inc. (a)	6,302	273,003

Communications Equipment — 0.5%
Loral Space & Communications Ltd. (a)	18,513	1,400,694

Construction Materials — 0.0%
Nortek, Inc. (a)	2,020	89,890

Containers & Packaging — 0.0%
Smurfit Kappa Plc (a)	3,634	45,133

Diversified Financial Services — 0.3%
Bank of America Corp.	53,000	757,370

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	67,974	1,427

Food Products — 0.1%
Zhongpin, Inc. (a)	10,737	199,601

Health Care Equipment & Supplies — 0.1%
Zimmer Holdings, Inc. (a)	5,148	320,926

Household Durables — 0.3%
Beazer Homes USA, Inc.	65,388	304,054
Pulte Group, Inc. (a)	56,704	391,258

		695,312

Machinery — 0.2%
Navistar International Corp. (a)	7,184	445,264

Media — 1.0%
Charter Communications, Inc. (a)	50,616	2,316,694
Clear Channel Outdoor Holdings, Inc., Class A (a)	10,254	151,144

		2,467,838

Metals & Mining — 0.1%
African Minerals Ltd. (a)	27,300	240,319

Oil, Gas & Consumable Fuels — 0.7%
Alpha Natural Resources, Inc. (a)	11,200	607,264
Marathon Oil Corp.	26,200	1,299,520

		1,906,784

Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (a)	36,744	121,402
Ainsworth Lumber Co. Ltd. (a)(b)	41,686	137,730
Western Forest Products, Inc. (a)	147,968	112,703
Western Forest Products, Inc. (a)(b)	41,528	31,631

		403,466

Road & Rail — 0.3%
Dollar Thrifty Automotive Group, Inc. (a)	16,300	865,693

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment — 0.4%
Spansion, Inc., Class A (a)	42,792	$901,627
SunPower Corp., Class B (a)	352	5,942

		907,569

Software — 0.2%
Bankruptcy Management Solutions, Inc. (a)	468	1,637
HMH Holdings/EduMedia (a)	82,415	412,075

		413,712

Wireless Telecommunication Services — 0.7%
American Tower Corp., Class A (a)	10,566	570,141
Crown Castle International Corp. (a)	25,463	1,073,266
FiberTower Corp. (a)	76,542	254,119

		1,897,526

Total Common Stocks — 5.7%		14,665,812

Corporate Bonds		Par (000)

Aerospace & Defense — 0.3%
DynCorp International, Inc., 10.38%, 7/01/17 (b)	USD	230	247,250
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		430	484,825

			732,075

Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		663	663,146
Series 2, 12.38%, 10/08/15		670	669,517

			1,332,663

Airlines — 2.9%
Air Canada, 9.25%, 8/01/15 (b)		970	1,037,900
American Airlines, Inc.:
10.50%, 10/15/12		870	954,825
Series 2001-2, 7.86%, 4/01/13		390	402,675
Continental Airlines, Inc.:
6.75%, 9/15/15 (b)		540	554,850
Series 1997-4-B, 6.90%, 7/02/18		382	387,652
Series 2001-1-C, 7.03%, 12/15/12		177	178,186
Series 2010-1-B, 6.00%, 7/12/20		400	399,000
Delta Air Lines, Inc.:
Series 2010-1-B, 6.38%, 7/02/17		447	444,765
Series B, 9.75%, 12/17/16		879	949,590
United Air Lines, Inc., 12.75%, 7/15/12		1,964	2,194,949

			7,504,392

Auto Components — 1.5%
Allison Transmission, Inc. (b):
11.00%, 11/01/15		220	239,250
11.25%, 11/01/15 (c)		164	178,760
Delphi International Holdings Unsecured, 12.00%, 10/06/14		41	44,741
Exide Technologies, 8.63%, 2/01/18 (b)		340	362,525
Icahn Enterprises LP, 8.00%, 1/15/18		2,995	3,099,825

			3,925,101

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar
EUR	Euro
FKA	Formerly Known As
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	US Dollar

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	15

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Beverages — 0.2%
Cott Beverages, Inc., 8.13%, 9/01/18	USD	245	$263,681
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	225	330,673

			594,354

Biotechnology — 0.2%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	477	480,405

Building Products — 1.2%
Associated Materials LLC, 9.13%, 11/01/17 (b)		450	486,563
Building Materials Corp. of America (b):
6.88%, 8/15/18		490	502,250
7.00%, 2/15/20		570	600,637
Momentive Performance Materials, Inc.:
11.50%, 12/01/16		155	168,175
9.00%, 1/15/21 (b)		1,175	1,249,906

			3,007,531

Capital Markets — 0.6%
American Capital Ltd., 7.96%, 12/31/13 (d)		470	481,313
E*Trade Financial Corp., 3.43%, 8/31/19 (b)(e)(f)		226	349,170
KKR Group Finance Co., 6.38%, 9/29/20 (b)		600	618,195

			1,448,678

Chemicals — 3.4%
American Pacific Corp., 9.00%, 2/01/15		800	786,000
Chemtura Corp., 7.88%, 9/01/18 (b)		490	523,075
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		155	172,437
Hexion U.S. Finance Corp.:
8.88%, 2/01/18		690	740,887
9.00%, 11/15/20 (b)		340	361,675
Huntsman International LLC (b):
6.88%, 11/15/13	EUR	260	366,862
8.63%, 3/15/21	USD	460	510,600
Ineos Finance Plc, 9.00%, 5/15/15 (b)		385	422,537
KRATON Polymers LLC, 6.75%, 3/01/19 (b)		115	117,300
MacDermid, Inc., 9.50%, 4/15/17 (b)		1,180	1,256,700
Nalco Co., 6.63%, 1/15/19 (b)		305	315,294
Nexeo Solutions LLC, 8.38%, 3/01/18 (b)(g)		170	172,975
OXEA Finance/Cy SCA (b):
9.50%, 7/15/17		115	126,213
9.63%, 7/15/17	EUR	385	595,675
Omnova Solutions, Inc., 7.88%, 11/01/18 (b)	USD	135	138,544
Polymer Group, Inc., 7.75%, 2/01/19 (b)		134	139,528
PolyOne Corp., 7.38%, 9/15/20		200	212,000
Rhodia SA, 6.88%, 9/15/20 (b)		720	737,100
TPC Group LLC, 8.25%, 10/01/17 (b)		310	329,762
Wellman Holdings, Inc., Subordinate Note (e):
(Second Lien), 10.00%, 1/29/19 (b)		790	687,300
(Third Lien), 5.00%, 1/29/19 (c)		265	103,526

			8,815,990

Commercial Banks — 2.8%
CIT Group, Inc.:
7.00%, 5/01/16		2,125	2,143,594
7.00%, 5/01/17		5,100	5,138,250

			7,281,844

Commercial Services & Supplies — 1.7%
ACCO Brands Corp., 10.63%, 3/15/15		695	785,350
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		480	516,000
Casella Waste Systems, Inc., 7.75%, 2/15/19 (b)		350	358,750
International Lease Finance Corp., 8.25%, 12/15/20		298	331,525
Mobile Mini, Inc., 7.88%, 12/01/20 (b)		210	223,650
RSC Equipment Rental, Inc. (b):
10.00%, 7/15/17		555	638,250
8.25%, 2/01/21		540	571,050

Corporate Bonds		Par (000)	Value

Commercial Services & Supplies (concluded)
West Corp. (b):
8.63%, 10/01/18	USD	695	$736,700
7.88%, 1/15/19		185	189,856

			4,351,131

Communications Equipment — 0.2%
Avaya Inc., 7.00%, 4/01/19 (b)		390	386,100

Computers & Peripherals — 0.3%
EMC Corp., 1.75%, 12/01/13 (e)		460	803,850

Construction Materials — 1.3%
Nortek, Inc.:
11.00%, 12/01/13		2,029	2,160,861
10.00%, 12/01/18 (b)		1,090	1,163,575

			3,324,436

Consumer Finance — 0.7%
Credit Acceptance Corp., 9.13%, 2/01/17		640	689,600
Ford Motor Credit Co. LLC:
3.05%, 1/13/12 (h)		195	196,987
7.80%, 6/01/12		200	213,289
6.63%, 8/15/17		770	818,955

			1,918,831

Containers & Packaging — 2.2%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (b)	EUR	435	619,791
Ball Corp., 6.75%, 9/15/20	USD	475	497,563
Berry Plastics Corp.:
8.25%, 11/15/15		125	133,906
9.75%, 1/15/21 (b)		850	852,125
Graham Packaging Co. LP, 8.25%, 10/01/18		230	247,825
Graphic Packaging International, Inc.:
9.50%, 6/15/17		810	899,100
7.88%, 10/01/18		365	392,375
OI European Group BV, 6.88%, 3/31/17	EUR	152	218,406
Pregis Corp., 12.38%, 10/15/13	USD	535	539,012
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	465	680,181
7.75%, 11/15/19		440	649,684

			5,729,968

Diversified Consumer Services — 1.2%
Service Corp. International, 7.00%, 6/15/17	USD	2,800	2,982,000

Diversified Financial Services — 5.7%
Ally Financial, Inc.:
7.50%, 12/31/13		350	381,500
2.51%, 12/01/14 (h)		371	364,565
8.30%, 2/12/15		1,080	1,219,050
6.25%, 12/01/17 (b)		710	741,063
8.00%, 3/15/20		1,390	1,565,487
7.50%, 9/15/20 (b)		1,120	1,225,000
8.00%, 11/01/31		930	1,064,850
8.00%, 11/01/31		810	927,768
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		410	452,025
FCE Bank Plc, 7.13%, 1/15/13	EUR	550	799,772
Leucadia National Corp., 8.13%, 9/15/15	USD	1,120	1,232,000
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		1,195	1,272,675
Reynolds Group Issuer, Inc. (b):
7.75%, 10/15/16	EUR	350	511,964
7.13%, 4/15/19	USD	540	553,500
9.00%, 4/15/19		1,580	1,647,150
6.88%, 2/15/21		360	360,900
8.25%, 2/15/21		450	451,125

			14,770,394

See Notes to Financial Statements.

16	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Diversified Telecommunication Services — 4.1%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	USD	1,000	$996,250
Frontier Communications Corp.:
8.25%, 4/15/17		350	386,750
8.50%, 4/15/20		325	360,750
GCI, Inc., 8.63%, 11/15/19		1,100	1,210,000
ITC Deltacom, Inc., 10.50%, 4/01/16		320	351,200
Level 3 Communications, Inc., 6.50%, 10/01/16 (e)		250	356,875
Level 3 Financing, Inc.:
5.50%, 11/01/14		120	123,900
8.75%, 2/15/17		1,350	1,326,375
Qwest Communications International, Inc.:
7.50%, 2/15/14		1,890	1,918,350
8.00%, 10/01/15		500	545,625
Series B, 7.50%, 2/15/14		1,385	1,405,775
Qwest Corp., 7.63%, 6/15/15		500	573,750
Windstream Corp.:
8.13%, 8/01/13		400	440,500
7.88%, 11/01/17		600	651,750

			10,647,850

Electronic Equipment, Instruments & Components — 0.7%
CDW LLC:
11.00%, 10/12/15		110	119,625
11.50%, 10/12/15 (c)		610	661,850
8.00%, 12/15/18 (b)		520	559,000
NXP BV, 3.05%, 10/15/13 (h)		475	472,625

			1,813,100

Energy Equipment & Services — 1.4%
Bayou Well Services, 0.16%, 12/22/13		575	575,000
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		225	230,625
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		910	941,850
7.75%, 5/15/17		235	248,512
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)		405	415,125
Frac Tech Services LLC, 7.13%, 11/15/18 (b)		575	595,125
Precision Drilling Corp., 6.63%, 11/15/20 (b)		105	108,413
Thermon Industries, Inc., 9.50%, 5/01/17		500	541,250

			3,655,900

Food & Staples Retailing — 0.7%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		520	514,800
BI-LO LLC, 9.25%, 2/15/19 (b)		305	317,200
Rite Aid Corp.:
9.75%, 6/12/16		380	427,975
7.50%, 3/01/17		580	583,625

			1,843,600

Food Products — 0.5%
B&G Foods, Inc., 7.63%, 1/15/18		200	213,500
Blue Merger Sub Inc., 7.63%, 2/15/19 (b)		240	242,400
Darling International, Inc., 8.50%, 12/15/18 (b)		220	237,325
Reddy Ice Corp., 11.25%, 3/15/15		410	430,500
Smithfield Foods, Inc., 10.00%, 7/15/14		59	69,620

			1,193,345

Health Care Equipment & Supplies — 1.4%
DJO Finance LLC, 10.88%, 11/15/14		2,255	2,472,044
Hologic, Inc., 2.00%, 12/15/37 (d)(e)		1,295	1,248,056

			3,720,100

Corporate Bonds		Par (000)	Value

Health Care Providers & Services — 5.6%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (b)	USD	255	$265,837
ConvaTec Healthcare E SA (b):
7.38%, 12/15/17	EUR	400	574,062
10.50%, 12/15/18	USD	440	469,700
DaVita, Inc., 6.38%, 11/01/18		360	364,950
Gentiva Health Services Inc., 11.50%, 9/01/18		655	737,694
HCA, Inc.:
9.13%, 11/15/14		1,645	1,725,194
8.50%, 4/15/19		935	1,047,200
7.25%, 9/15/20		2,145	2,313,919
inVentiv Health, Inc., 10.00%, 8/15/18 (b)		600	616,500
Omnicare, Inc.:
6.13%, 6/01/13		164	164,615
6.88%, 12/15/15		400	413,000
7.75%, 6/01/20		580	619,150
Priory Group Ltd., 7.00%, 2/15/18 (b)	GBP	124	206,620
Tenet Healthcare Corp.:
9.00%, 5/01/15	USD	1,717	1,888,700
10.00%, 5/01/18		622	730,850
8.88%, 7/01/19		2,010	2,286,375

			14,424,366

Health Care Technology — 1.1%
IMS Health, Inc., 12.50%, 3/01/18 (b)		2,235	2,620,537
MedAssets, Inc., 8.00%, 11/15/18 (b)		150	154,125

			2,774,662

Hotels, Restaurants & Leisure — 3.8%
Boyd Gaming Corp., 9.13%, 12/01/18 (b)		570	598,500
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18		3,455	3,247,700
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	50	71,758
CityCenter Holdings LLC, 7.63%, 1/15/16 (b)	USD	310	323,175
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		1,100	1,179,750
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	388	572,406
Harrah’s Operating Co., Inc., 11.25%, 6/01/17	USD	615	698,025
Inn of the Mountain Gods Resort & Casino (b):
1.25%, 11/30/20 (c)		961	499,720
8.75%, 11/30/20		427	405,650
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (b)		340	280,500
MGM Mirage, 13.00%, 11/15/13		90	107,775
MGM Resorts International:
10.38%, 5/15/14		235	263,200
11.13%, 11/15/17		780	898,950
Palace Entertainment Holding LLC, 8.88%, 4/15/17 (b)		110	112,200
Travelport LLC:
4.94%, 9/01/14 (h)		145	129,413
9.88%, 9/01/14		170	165,962
9.00%, 3/01/16		110	103,950
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(i)		315	32

			9,658,666

Household Durables — 4.1%
American Standard Americas, 10.75%, 1/15/16 (b)		380	403,750
Ashton Woods USA LLC, 21.57%, 6/30/15 (b)(j)		805	523,250
Beazer Homes USA, Inc.:
8.13%, 6/15/16		295	299,794
12.00%, 10/15/17		1,425	1,656,562
9.13%, 6/15/18		1,620	1,672,650
Jarden Corp., 7.50%, 1/15/20	EUR	285	410,003
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16	USD	1,620	1,755,675
Ryland Group, Inc., 6.63%, 5/01/20		625	612,500

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	17

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Household Durables (concluded)
Standard Pacific Corp.:
10.75%, 9/15/16	USD	1,285	$1,509,875
8.38%, 5/15/18		420	445,200
8.38%, 5/15/18 (b)		440	466,400
8.38%, 1/15/21 (b)		715	754,325

			10,509,984

IT Services — 1.8%
First Data Corp. (b):
8.88%, 8/15/20		1,175	1,286,625
8.25%, 1/15/21		1,610	1,601,950
12.63%, 1/15/21		763	799,242
SunGard Data Systems, Inc. (b):
7.38%, 11/15/18		440	454,300
7.63%, 11/15/20		550	567,875

			4,709,992

Independent Power Producers & Energy Traders — 3.2%
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,190	1,291,150
Calpine Corp. (b):
7.50%, 2/15/21		435	444,788
7.88%, 1/15/23		585	601,087
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		3,115	3,243,811
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		161	168,060
NRG Energy, Inc., 7.63%, 1/15/18 (b)		2,515	2,618,744

			8,367,640

Industrial Conglomerates — 2.5%
Sequa Corp. (b):
11.75%, 12/01/15		2,190	2,376,150
13.50%, 12/01/15 (c)		3,759	4,162,818

			6,538,968

Insurance — 1.0%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		1,600	1,692,000
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)		316	336,540
USI Holdings Corp., 4.16%, 11/15/14 (b)(h)		630	607,950

			2,636,490

Machinery — 1.9%
AGY Holding Corp., 11.00%, 11/15/14		900	801,000
Navistar International Corp.:
3.00%, 10/15/14 (e)		1,680	2,347,800
8.25%, 11/01/21		630	697,725
Oshkosh Corp., 8.25%, 3/01/17		90	99,900
Titan International, Inc. (b):
5.63%, 1/15/17 (e)		220	573,100
7.88%, 10/01/17		430	460,100

			4,979,625

Marine — 0.7%
Horizon Lines, Inc., 4.25%, 8/15/12 (e)		1,985	1,841,087

Media — 13.0%
AMC Entertainment Holdings, Inc., 9.75%, 12/01/20 (b)		470	504,075
Affinion Group, Inc., 7.88%, 12/15/18 (b)		525	502,687
CCH II LLC, 13.50%, 11/30/16		502	608,488
CCO Holdings LLC:
7.88%, 4/30/18		430	459,025
8.13%, 4/30/20		430	463,863
CMP Susquehanna Corp., 3.44%, 5/15/14 (b)(h)		150	105,738
CSC Holdings, Inc., 8.50%, 4/15/14		370	414,400
Catalina Marketing Corp., 10.50%, 10/01/15 (b)(c)		555	600,787
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (b)		1,345	1,395,437

Corporate Bonds		Par (000)	Value

Media (concluded)
Checkout Holding Corp., 10.98%, 11/15/15 (b)(f)	USD	805	$519,225
Citadel Broadcasting Corp., 7.75%, 12/15/18 (b)		235	252,038
Clear Channel Communications, Inc., 9.00%, 3/01/21 (b)		235	238,819
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,404	1,558,440
Series B, 9.25%, 12/15/17		5,160	5,740,500
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		617	617,372
Loan Close 3, 12.00%, 8/15/18		706	705,833
Shares Loan, 4.00%, 8/15/18		728	727,963
DISH DBS Corp., 7.00%, 10/01/13		90	96,750
Gray Television, Inc., 10.50%, 6/29/15		900	956,250
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (h)		330	296,175
9.50%, 5/15/15		390	383,175
Interactive Data Corp., 10.25%, 8/01/18 (b)		945	1,058,400
Liberty Global, Inc., 4.50%, 11/15/16 (e)		370	641,025
Liberty Media Corp., 3.13%, 3/30/23 (e)		1,023	1,260,847
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		740	762,200
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		570	612,750
Nielsen Finance LLC:
11.63%, 2/01/14		45	52,875
7.75%, 10/15/18 (b)		2,085	2,254,406
ProQuest LLC, 9.00%, 10/15/18 (b)		460	476,100
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(i)		812	8,118
Rainbow National Services LLC (b):
8.75%, 9/01/12		410	411,538
10.38%, 9/01/14		1,496	1,557,710
Regal Entertainment Group, 9.13%, 8/15/18		305	326,350
UPC Germany GmbH (b):
8.13%, 12/01/17		640	686,400
8.13%, 12/01/17	EUR	407	604,468
9.63%, 12/01/19		530	831,028
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	500	555,000
UPCB Finance II Ltd., 6.38%, 7/01/20	EUR	753	1,026,090
Unitymedia GmbH, 9.63%, 12/01/19		158	247,740
Univision Communications, Inc., 7.88%, 11/01/20 (b)	USD	425	455,813
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	537	940,627
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	343	507,642
Ziggo Finance BV, 6.13%, 11/15/17 (b)		735	1,037,090

			33,461,257

Metals & Mining — 4.3%
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	USD	580	619,150
7.38%, 2/15/16		215	222,525
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (b)		1,460	1,514,750
Foundation PA Coal Co., 7.25%, 8/01/14		1,850	1,887,000
Goldcorp, Inc., 2.00%, 8/01/14 (e)		550	692,313
New World Resources NV, 7.88%, 5/01/18	EUR	627	930,126
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (e)	USD	395	526,831
Novelis, Inc., 8.75%, 12/15/20 (b)		3,235	3,566,587
Ryerson, Inc.:
7.66%, 11/01/14 (h)		380	364,800
12.00%, 11/01/15		245	263,375
Steel Dynamics, Inc., 7.38%, 11/01/12		200	212,500
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		185	203,963

			11,003,920

See Notes to Financial Statements.

18	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Multiline Retail — 1.8%
Dollar General Corp., 11.88%, 7/15/17 (c)	USD	4,007	$4,633,094

Oil, Gas & Consumable Fuels — 7.5%
Arch Coal, Inc., 7.25%, 10/01/20		790	839,375
Berry Petroleum Co., 8.25%, 11/01/16		470	496,438
Bill Barrett Corp., 9.88%, 7/15/16		40	44,800
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18 (b)		210	223,125
Chaparral Energy Inc., 8.25%, 9/01/21 (b)		230	234,025
Chesapeake Energy Corp.:
6.63%, 8/15/20		1,460	1,533,000
6.13%, 2/15/21		870	887,400
2.25%, 12/15/38 (e)		775	709,125
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		243	264,870
Concho Resources, Inc., 7.00%, 1/15/21		375	392,813
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		165	178,613
10.25%, 12/15/15		1,075	1,136,812
Consol Energy, Inc., 8.25%, 4/01/20		1,825	2,012,062
Continental Resources, Inc., 7.13%, 4/01/21		340	362,100
Crosstex Energy LP, 8.88%, 2/15/18		165	181,913
Denbury Resources Inc.:
8.25%, 2/15/20		652	725,350
6.38%, 8/15/21		320	323,200
Energy Transfer Equity LP, 7.50%, 10/15/20		125	135,469
Energy XXI Gulf Coast, Inc. (b):
9.25%, 12/15/17		390	419,250
7.75%, 6/15/19		480	484,800
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)		710	749,050
Linn Energy LLC (b):
8.63%, 4/15/20		1,005	1,120,575
7.75%, 2/01/21		545	579,062
MarkWest Energy Partners LP, 6.75%, 11/01/20		240	246,000
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)		1,730	1,885,700
Oasis Petroleum, Inc., 7.25%, 2/01/19 (b)		210	213,150
Peabody Energy Corp., 6.50%, 9/15/20		505	540,350
Petrohawk Energy Corp.:
10.50%, 8/01/14		350	402,500
7.88%, 6/01/15		450	477,000
Range Resources Corp., 8.00%, 5/15/19		400	440,500
SM Energy Co., 6.63%, 2/15/19 (b)		260	262,925
Teekay Corp., 8.50%, 1/15/20		610	656,512
United Refining Co., 10.50%, 2/28/18 (b)(g)		240	237,600

			19,395,464

Paper & Forest Products — 2.8%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(c)		345	350,280
Boise Paper Holdings LLC:
9.00%, 11/01/17		310	345,650
8.00%, 4/01/20		140	154,350
Clearwater Paper Corp.:
10.63%, 6/15/16		370	422,725
7.13%, 11/01/18 (b)		535	555,063
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		1,525	1,719,437
NewPage Corp., 11.38%, 12/31/14		2,510	2,503,725
Verso Paper Holdings LLC:
11.50%, 7/01/14		785	865,462
8.75%, 2/01/19 (b)		215	224,675

			7,141,367

Pharmaceuticals — 0.9%
Angiotech Pharmaceuticals, Inc., 4.06%, 12/01/13 (h)		845	709,800
Grifols, Inc., 8.25%, 2/01/18 (b)		120	123,300
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	486	543,234

Corporate Bonds		Par (000)	Value

Pharmaceuticals (concluded)
Valeant Pharmaceuticals International (b):
6.75%, 10/01/17	USD	350	$362,250
7.00%, 10/01/20		445	460,019

			2,198,603

Professional Services — 0.3%
FTI Consulting, Inc., 6.75%, 10/01/20 (b)		850	850,000

Real Estate Investment Trusts (REITs) — 1.0%
iStar Financial, Inc., 5.65%, 9/15/11		1,500	1,500,000
Omega Healthcare Investors, Inc., 6.75%, 10/15/22 (b)		495	499,950
The Rouse Co. LP, 6.75%, 11/09/15		480	502,800

			2,502,750

Real Estate Management & Development — 1.9%
CB Richard Ellis Services Inc., 6.63%, 10/15/20		310	319,687
Forest City Enterprises, Inc., 7.63%, 6/01/15		1,325	1,285,250
Realogy Corp. (b):
11.50%, 4/15/17		725	772,125
7.88%, 2/15/19		2,440	2,449,150

			4,826,212

Road & Rail — 2.1%
Avis Budget Car Rental LLC:
9.63%, 3/15/18		475	530,813
8.25%, 1/15/19		710	753,487
Florida East Coast Railway Corp., 8.13%, 2/01/17 (b)		410	428,450
The Hertz Corp. (b):
7.50%, 10/15/18		595	629,956
6.75%, 4/15/19		410	418,200
7.38%, 1/15/21		455	475,475
Hertz Holdings Netherlands BV, 8.50%, 7/31/15 (b)	EUR	1,225	1,838,362
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)	USD	330	342,375

			5,417,118

Semiconductors & Semiconductor Equipment — 0.3%
Linear Technology Corp., Series A, 3.00%, 5/01/27 (e)		405	440,944
Spansion LLC, 7.88%, 11/15/17 (b)		260	265,200

			706,144

Specialty Retail — 1.6%
Asbury Automotive Group, Inc., 8.38%, 11/15/20 (b)		305	320,250
Claire’s Escrow Corp., 8.88%, 3/15/19 (b)(g)		295	296,106
Hillman Group, Inc., 10.88%, 6/01/18		490	539,000
Ltd. Brands, Inc., 8.50%, 6/15/19		745	853,025
PETCO Animal Supplies, Inc., 9.25%, 12/01/18 (b)		415	448,200
Sonic Automotive, Inc., 9.00%, 3/15/18		345	369,150
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (b)		390	410,963
United Auto Group, Inc., 7.75%, 12/15/16		950	980,875

			4,217,569

Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (b)		398	412,925

Wireless Telecommunication Services — 4.4%
Clearwire Communications LLC (b):
12.00%, 12/01/15		460	501,400
12.00%, 12/01/17		1,040	1,123,200
Cricket Communications, Inc.:
10.00%, 7/15/15		715	788,288
7.75%, 5/15/16		336	355,320

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	19

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Wireless Telecommunication Services (concluded)
Digicel Group Ltd. (b):
8.88%, 1/15/15	USD	635	$660,400
9.13%, 1/15/15 (c)		1,711	1,781,623
8.25%, 9/01/17		1,135	1,186,075
10.50%, 4/15/18		500	570,000
FiberTower Corp., 9.00%, 1/01/16 (c)		302	258,202
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (b)		320	328,800
iPCS, Inc., 2.43%, 5/01/13 (h)		760	750,500
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		480	507,000
6.63%, 11/15/20		700	681,625
NII Holdings, Inc., 3.13%, 6/15/12 (e)		340	338,300
Sprint Capital Corp., 6.88%, 11/15/28		1,460	1,315,825
Syniverse Holdings, Inc., 9.13%, 1/15/19 (b)		240	259,200

			11,405,758

Total Corporate Bonds — 103.5%			266,877,299

Floating Rate Loan Interests (h)

Building Products — 0.2%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/30/17		500	515,312

Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.31%, 12/15/14		375	304,745

Chemicals — 0.1%
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Facility (First Lien), 3.52% – 3.56%, 7/30/14		404	397,208

Construction & Engineering — 0.7%
Safway Services, LLC, Last Out Term Loan, 15.63%, 12/18/17		1,750	1,750,000

Health Care Providers & Services — 0.7%
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		475	465,500
Tranche A Term Loan, 8.50%, 3/02/15		396	388,178
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 8/04/16		896	899,418

			1,753,096

Hotels, Restaurants & Leisure — 0.8%
Harrah’s Operating Co., Inc., Term Loan B-3, 3.30%, 1/28/15		400	371,389
Travelport LLC (FKA Travelport, Inc.), Loan, 8.31%, 3/27/12		1,915	1,709,399

			2,080,788

IT Services — 0.4%
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		47	44,203
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		378	358,339
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		741	701,566

			1,104,108

Independent Power Producers & Energy Traders — 1.0%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.76% – 3.80%, 10/10/14		204	172,086
Initial Tranche B-2 Term Loan, 3.76% – 3.80%, 10/10/14		295	248,461
Initial Tranche B-3 Term Loan, 3.76% – 3.80%, 10/10/14		2,545	2,139,662

			2,560,209

Floating Rate Loan Interests (h)		Par (000)		Value

Media — 1.5%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14	USD	1,463		$1,469,081
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.01%, 6/12/14		869		825,359
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		1,375		1,461,797

				3,756,237

Metals & Mining — 0.1%
Euramax International, Inc., Domestic Term Loan:
10.00%, 6/29/13		168		161,722
14.00%, 6/29/13		161		155,246

				316,968

Multiline Retail — 0.6%
Hema Holding BV, Mezzanine, 4.41%, 7/05/17	EUR	1,070		1,447,188

Oil, Gas & Consumable Fuels — 1.2%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	USD	2,147		2,200,304
Turbo Beta Ltd., Dollar Facility, 14.50%, 3/15/18		2,245		920,278

				3,120,582

Paper & Forest Products — 0.4%
Verso Paper Finance Holdings LLC, 6.55% – 7.30%, 2/01/13 (c)		1,282		1,153,977

Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan (Second Lien), 1.76%, 6/28/11		225		221,906

Real Estate Management & Development — 0.3%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan, 0.11%, 10/10/16		124		119,338
Extended Term Loan B, 4.56%, 10/10/16		689		660,582
				779,920

Specialty Retail — 0.2%
Claire’s Stores, Inc., Term Loan B, 3.01% – 5.00%, 5/29/14		132		128,530
Michaels Stores, Inc., Term Loan B-1, 2.56% – 2.63%, 10/31/13		306		305,363

				433,893

Total Floating Rate Loan Interests — 8.4%				21,696,137

Other Interests (k)		Beneficial Interest (000)

Auto Components — 2.4%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests		—	(l)	6,337,403

Media — 0.0%
Adelphia Escrow		700		7
Adelphia Recovery Trust		878		88

				95

Total Other Interests — 2.4%				6,337,498

See Notes to Financial Statements.

20	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value

Auto Components — 0.1%
Dana Holding Corp., 4.00% (b)(e)	2,000	$328,250

Automobiles — 0.8%
General Motors Co., 4.75%	42,950	2,185,296

Household Durables — 0.1%
Beazer Homes USA, Inc., 7.50% (e)	5,000	124,750

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(h)	34,982	—

Professional Services — 0.1%
Nielsen Holdings NV, 6.25% (a)(e)	4,084	225,386

Total Preferred Stocks — 1.1%		2,863,682

Warrants (m)

Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	29,930	1

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)	39,975	—
New Vision Holdings LLC (Expires 9/30/14)	14,965	150

		150

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)	1	—

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)	312	3
HMH Holdings/EduMedia (Expires 3/09/17)	9,997	—

		3

Total Warrants — 0.0%		154

Total Long-Term Investments (Cost — $298,164,834) — 121.1%		312,440,582

Short-Term Securities

BlackRock Liquidity Funds, TempCash, Institutional Class, 0.18% (n)(o)	1,721,866	1,721,866

Total Short-Term Securities (Cost — $1,721,866) — 0.7%		1,721,866

Options Purchased	Contracts

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/01/19, Broker Goldman Sachs Bank USA	17	—

Total Options Purchased (Cost — $16,622) — 0.0%		—

Total Investments (Cost — $299,903,322*) — 121.8%		314,162,448
Liabilities in Excess of Other Assets — (21.8)%		(56,253,222)

Net Assets — 100.0%		$257,909,226

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes were as follows:

Aggregate cost	$300,995,917

Gross unrealized appreciation	$24,446,935
Gross unrealized depreciation	(11,280,404)

Net unrealized appreciation	$13,166,531

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(e)	Convertible security.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America	$122,100	$2,100
Credit Suisse International	$237,600	$6,134
Credit Suisse International	$296,106	$1,106
Sterne Agee	$50,875	$(125)

(h)	Variable rate security. Rate shown is as of report date.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Amount is less than $1,000.

(m)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2010	Net Activity	Shares Held at February 28, 2011	Income

BlackRock Liquidity Funds, TempCash, Institutional Class	4,931,674	(3,209,808)	1,721,866	$4,563

(o)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	21

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of February 28, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	191,626	CAD	190,000	Citibank NA	4/14/11	$(3,745)
USD	715,231	GBP	454,000	Citibank NA	4/14/11	(22,506)
USD	776,207	GBP	483,000	Deutsche Bank AG	4/14/11	(8,655)
USD	87,672	GBP	54,500	Citibank NA	4/14/11	889
USD	238,419	GBP	148,500	UBS AG	4/14/11	(2,889)
USD	13,138,284	EUR	9,600,500	Citibank NA	4/27/11	(100,425)
USD	411,903	EUR	305,000	Deutsche Bank AG	4/27/11	(8,680)
USD	1,362,593	EUR	995,000	Royal Bank of Scotland	4/27/11	(9,473)

Total						$(155,484)

•	Financial futures contracts sold as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

93	S&P 500 Index Emini	Chicago Mercantile	March 2011	$5,914,686	$(251,679)

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	9/20/11	$1,500	$(112,324)
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs International	12/20/11	$475	(21,660)
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	12/20/13	$925	(78,682)
Louisiana-Pacific Corp.	5.00%	JPMorgan Chase Bank NA	3/20/14	$500	(114,192)
Harrah’s Operating Company, Inc.	5.00%	Deutsche Bank AG	12/20/15	$1,200	(167,414)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$280	(5,076)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/16	$625	(2,402)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	12/20/16	$250	(49,627)

Total					$(551,377)

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)

iStar Financial, Inc.	5.00%	Deutsche Bank AG	9/20/11	CCC–	$250	$26,749
MBIA Insurance Corp.	5.00%	Citibank NA	3/20/12	B–	$55	5,218
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	3/20/12	B–	$110	9,861
Texas Competitive Electric Holdings Co. LLC	5.00%	Goldman Sachs International	9/20/12	D	$475	(47,954)
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	12/20/12	B–	$595	62,089
Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank NA	3/20/15	B+	$550	66,903
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	9/20/15	CC	$125	19,128
Assured Guaranty Ltd.	5.00%	Deutsche Bank AG	12/20/15	A+	$60	469
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	12/20/15	BB–	$275	8,461
M.D.C. Holdings, Inc.	1.00%	Deutsche Bank AG	12/20/15	BBB–	$315	3,022
M.D.C. Holdings, Inc.	1.00%	JPMorgan Chase Bank NA	12/20/15	BBB–	$315	1,707
M.D.C. Holdings, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	12/20/15	BBB–	$500	2,282
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	12/20/15	CC	$700	39,469
ARAMARK Corp.	5.00%	Goldman Sachs International	3/20/16	B	$500	(906)
Chesapeake Energy Corp.	5.00%	Credit Suisse International	3/20/16	BB	$250	4,687
Chesapeake Energy Corp.	5.00%	Goldman Sachs International	3/20/16	BB	$250	2,781
Chesapeake Energy Corp.	5.00%	JPMorgan Chase Bank NA	3/20/16	BB	$250	4,687
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	3/20/16	CC	$125	525
General Motors Co.	5.00%	Deutsche Bank AG	3/20/21	BB–	$400	(1,002)

Total						$208,176

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

See Notes to Financial Statements.

22	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

•	Credit default swaps on traded indexes — sold protection outstanding as of February 28, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Depreciation

Dow Jones CDX North America High Yield Index Series 10, 10 – 15%	0.00%	Deutsche Bank AG	6/20/11	CCC	$664	$(5,119)

Dow Jones CDX North America High Yield Index Series 9, 10 – 15%	0.00%	Deutsche Bank AG	12/20/12	CCC	$479	(18,542)

Dow Jones CDX North America High Yield Index Series 15	5.00%	Credit Suisse International	12/20/15	B	$1,825	(5,830)

Total						$(29,491)

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$14,114,299	$139,367	$412,146	$14,665,812
Corporate Bonds	—	261,794,251	5,083,048	266,877,299
Floating Rate Loan Interests	—	14,817,901	6,878,236	21,696,137
Other Interest	88	6,337,403	7	6,337,498
Preferred Stocks	2,310,046	553,636	—	2,863,682
Warrants	—	—	154	154
Short-Term Securities	1,721,866	—	—	1,721,866
Liabilities:
Unfunded Loan Commitments	—	—	(11,592)	(11,592)

Total	$18,146,299	$283,642,558	$12,361,999	$314,150,856

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$258,038	—	$258,038
Foreign currency exchange contracts	—	889	—	889
Liabilities:
Credit contract	—	(630,730)	—	(630,730)
Equity contracts	$(251,679)	—		(251,679)
Foreign currency exchange contracts	—	(156,373)	—	(156,373)

Total	$(251,679)	$(528,176)	—	$(779,855)

[1]

Derivative financial instruments are financial futures contracts, swaps, foreign currency exchange contracts and options. Financial futures contracts, swaps and foreign currency exchange contracts are shown at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	23

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund, Inc. (COY)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Unfunded Loan Commitments (Liabilities)	Total

Assets/Liabilities:
Balance, as of February 28, 2010	$75,096	$3,961,360	$19,218,811	$4,212,670	$150	$(51,643)	$27,416,444
Accrued discounts/premiums	—	27,601	259,504	—	—	—	287,105
Net realized gain (loss)	—	3,474	304,406	1,359,868	—	—	1,667,748
Net change in unrealized appreciation/depreciation[2]	(759,245)	(774,415)	401,353	1,659,864	—	40,051	567,608
Purchases	1,186,185	2,332,077	3,657,874	1,297,125	4	—	8,473,265
Sales	—	(98,716)	(12,548,447)	(2,191,925)	—	—	(14,839,088)
Transfers in3	—	32	—	—	—	—	32
Transfers out[3]	(89,890)	(368,365)	(4,415,265)	(6,337,595)	—	—	(11,211,115)

Balance, as of February 28, 2011	$412,146	$5,083,048	$6,878,236	$7	$154	$(11,592)	$12,361,999

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on February 28, 2011 was $(1,980,476).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

24	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments February 28, 2011	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Capital Markets — 0.2%
E*Trade Financial Corp. (a)	29,600	$473,008

Chemicals — 0.1%
LyondellBasell Industries NV, Class A (a)	3,185	121,285
Wellman Holdings, Inc. (a)	1,522	76

		121,361

Commercial Banks — 0.1%
CIT Group, Inc. (a)	6,855	296,959

Commercial Services & Supplies — 0.1%
Air Lease Corp. (a)(b)	12,900	270,900

Communications Equipment — 0.6%
Loral Space & Communications Ltd. (a)	20,518	1,552,392

Construction Materials — 0.0%
Nortek, Inc. (a)	2,145	95,452

Diversified Financial Services — 0.3%
Bank of America Corp.	57,000	814,530
Citigroup, Inc. (a)	1	5

		814,535

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	70,784	1,486

Food Products — 0.1%
Zhongpin, Inc. (a)	11,724	217,949

Health Care Equipment & Supplies — 0.1%
Zimmer Holdings, Inc. (a)	5,620	350,351

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)	1,099	4,671

Household Durables — 0.3%
Beazer Homes USA, Inc.	94,500	439,425
Pulte Group, Inc. (a)	61,751	426,082

		865,507

Machinery — 0.2%
Navistar International Corp. (a)	7,849	486,481

Media — 1.3%
Charter Communications, Inc. (a)	53,805	2,462,655
Clear Channel Outdoor Holdings, Inc., Class A (a)	11,444	168,685
Gray Television, Inc. (a)	114,093	253,286
Sinclair Broadcast Group, Inc., Class A	50,000	647,000

		3,531,626

Metals & Mining — 0.1%
African Minerals Ltd. (a)	31,850	280,372

Oil, Gas & Consumable Fuels — 0.7%
Alpha Natural Resources, Inc. (a)	12,200	661,484
Marathon Oil Corp.	28,600	1,418,560

		2,080,044

Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd. (a)	122,117	403,474
Ainsworth Lumber Co. Ltd. (a)(b)	140,415	463,931
Western Forest Products, Inc. (a)	158,023	120,361
Western Forest Products, Inc. (a)(b)	45,762	34,856

		1,022,622

Road & Rail — 0.3%
Dollar Thrifty Automotive Group, Inc. (a)	17,900	950,669

Semiconductors & Semiconductor Equipment — 0.3%
Spansion, Inc., Class A (a)	45,165	951,626
SunPower Corp., Class B (a)	778	13,133

		964,759

Common Stocks	Shares	Value

Software — 0.2%
Bankruptcy Management Solutions, Inc. (a)	501	$1,754
HMH Holdings/EduMedia (a)	89,670	448,350
TiVo, Inc. (a)	20,295	208,632

		658,736

Wireless Telecommunication Services — 0.7%
American Tower Corp., Class A (a)	11,542	622,806
Crown Castle International Corp. (a)	27,820	1,172,613
FiberTower Corp. (a)	76,542	254,120

		2,049,539

Total Common Stocks — 6.1%		17,089,419

Corporate Bonds		Par (000)

Aerospace & Defense — 0.3%
DynCorp International, Inc., 10.38%, 7/01/17 (b)	USD	230	247,250
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		470	529,925

			777,175

Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		720	720,396
Series 2, 12.38%, 10/08/15		727	727,317

			1,447,713

Airlines — 2.9%
Air Canada, 9.25%, 8/01/15 (b)		1,060	1,134,200
American Airlines, Inc.:
10.50%, 10/15/12		940	1,031,650
Series 2001-2, 7.86%, 4/01/13		400	413,000
Continental Airlines, Inc.:
6.75%, 9/15/15 (b)		630	647,325
Series 1997-4-B, 6.90%, 7/02/18 (c)		396	402,010
Series 2001-1-C, 7.03%, 12/15/12		199	199,692
Series 2010-1-B, 6.00%, 7/12/20		500	498,750
Delta Air Lines, Inc.:
Series 2010-1-B, 6.38%, 7/02/17		500	497,500
Series B, 9.75%, 12/17/16		992	1,071,332
United Air Lines, Inc., 12.75%, 7/15/12		2,062	2,304,696

			8,200,155

Auto Components — 1.5%
Allison Transmission, Inc. (b):
11.00%, 11/01/15		230	250,125
11.25%, 11/01/15 (d)		177	192,930
Delphi International Holdings, Unsecured, 12.00%, 10/06/14		91	100,214
Exide Technologies, 8.63%, 2/01/18 (b)		370	394,513
Icahn Enterprises LP:
4.00%, 8/15/13 (b)(e)(f)		255	252,450
8.00%, 1/15/18		3,035	3,141,225

			4,331,457

Beverages — 0.2%
Cott Beverages, Inc., 8.13%, 9/01/18		264	284,130
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	245	360,065

			644,195

Biotechnology — 0.2%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	483	487,268

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	25

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Building Products — 1.2%
Associated Materials LLC, 9.13%, 11/01/17 (b)	USD	490	$529,812
Building Materials Corp. of America (b):
6.88%, 8/15/18		530	543,250
7.00%, 2/15/20		620	653,325
Momentive Performance Materials, Inc.:
11.50%, 12/01/16		170	184,450
9.00%, 1/15/21 (b)		1,280	1,361,600

			3,272,437

Capital Markets — 0.6%
American Capital Ltd., 7.96%, 12/31/13 (g)		510	522,276
E*Trade Financial Corp. (e)(h):
3.39%, 8/31/19 (b)		244	376,980
Series A, 3.64%, 8/31/19		7	10,815
KKR Group Finance Co., 6.38%, 9/29/20 (b)		650	669,712

			1,579,783

Chemicals — 3.4%
American Pacific Corp., 9.00%, 2/01/15		880	864,600
Chemtura Corp., 7.88%, 9/01/18 (b)		530	565,775
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		165	183,563
Hexion U.S. Finance Corp.:
8.88%, 2/01/18		765	821,419
9.00%, 11/15/20 (b)		370	393,587
Huntsman International LLC (b):
6.88%, 11/15/13	EUR	280	395,082
8.63%, 3/15/21	USD	500	555,000
Ineos Finance Plc, 9.00%, 5/15/15 (b)		420	460,950
KRATON Polymers LLC, 6.75%, 3/01/19 (b)		125	127,500
MacDermid, Inc., 9.50%, 4/15/17 (b)		1,260	1,341,900
Nalco Co., 6.63%, 1/15/19 (b)		335	346,306
Nexeo Solutions LLC, 8.38%, 3/01/18 (b)(i)		185	188,237
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		680	746,300
Omnova Solutions, Inc., 7.88%, 11/01/18 (b)		150	153,938
Polymer Group, Inc., 7.75%, 2/01/19 (b)		144	149,940
PolyOne Corp., 7.38%, 9/15/20		215	227,900
Rhodia SA, 6.88%, 9/15/20 (b)		765	783,169
TPC Group LLC, 8.25%, 10/01/17 (b)		335	356,356
Wellman Holdings, Inc., Subordinate Note (e):
(Second Lien), 10.00%, 1/29/19		844	734,280
(Third Lien), 5.00%, 1/29/19 (d)		283	110,427

			9,506,229

Commercial Banks — 2.8%
CIT Group, Inc.:
7.00%, 5/01/16		3,336	3,365,680
7.00%, 5/01/17		4,490	4,523,756

			7,889,436

Commercial Services & Supplies — 1.7%
ACCO Brands Corp., 10.63%, 3/15/15		755	853,150
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (b)		226	232,215
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		525	564,375
Casella Waste Systems, Inc., 7.75%, 2/15/19 (b)		370	379,250
International Lease Finance Corp., 8.25%, 12/15/20		331	368,237
Mobile Mini, Inc., 7.88%, 12/01/20 (b)		230	244,950
RSC Equipment Rental, Inc. (b):
10.00%, 7/15/17		585	672,750
8.25%, 2/01/21		590	623,925
West Corp. (b):
8.63%, 10/01/18		755	800,300
7.88%, 1/15/19		195	200,119

			4,939,271

Communications Equipment — 0.1%
Avaya Inc., 7.00%, 4/01/19 (b)		430	425,700

Corporate Bonds		Par (000)	Value

Computers & Peripherals — 0.3%
EMC Corp., 1.75%, 12/01/13 (e)	USD	490	$856,275

Construction Materials — 1.4%
Nortek, Inc.:
11.00%, 12/01/13		2,395	2,550,178
10.00%, 12/01/18 (b)		1,190	1,270,325

			3,820,503

Consumer Finance — 0.7%
Credit Acceptance Corp., 9.13%, 2/01/17		680	732,700
Ford Motor Credit Co. LLC:
3.05%, 1/13/12 (f)		215	217,191
7.80%, 6/01/12		200	213,289
6.63%, 8/15/17		840	893,405

			2,056,585

Containers & Packaging — 2.2%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (b)	EUR	475	676,783
Ball Corp., 6.75%, 9/15/20	USD	525	549,937
Berry Plastics Corp.:
8.25%, 11/15/15		135	144,619
9.75%, 1/15/21 (b)		925	927,312
Graham Packaging Co. LP, 8.25%, 10/01/18		250	269,375
Graphic Packaging International, Inc.:
9.50%, 6/15/17		840	932,400
7.88%, 10/01/18		400	430,000
OI European Group BV, 6.88%, 3/31/17	EUR	155	222,717
Pregis Corp., 12.38%, 10/15/13	USD	565	569,237
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	495	724,064
7.75%, 11/15/19		470	693,981

			6,140,425

Diversified Consumer Services — 1.1%
Service Corp. International, 7.00%, 6/15/17	USD	3,000	3,195,000

Diversified Financial Services — 6.1%
Ally Financial, Inc.:
7.50%, 12/31/13		280	305,200
2.51%, 12/01/14 (f)		394	387,166
8.30%, 2/12/15		1,090	1,230,337
6.25%, 12/01/17 (b)		980	1,022,875
8.00%, 3/15/20		1,900	2,139,875
7.50%, 9/15/20 (b)		1,220	1,334,375
8.00%, 11/01/31		880	1,007,946
8.00%, 11/01/31		1,000	1,145,000
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		450	496,125
FCE Bank Plc, 7.13%, 1/15/13	EUR	1,050	1,526,837
Leucadia National Corp., 8.13%, 9/15/15	USD	1,175	1,292,500
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		1,300	1,384,500
Reynolds Group Issuer, Inc. (b):
7.75%, 10/15/16	EUR	400	585,102
7.13%, 4/15/19	USD	580	594,500
9.00%, 4/15/19		1,720	1,793,100
6.88%, 2/15/21		395	395,988
8.25%, 2/15/21		490	491,225

			17,132,651

See Notes to Financial Statements.

26	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Diversified Telecommunication Services — 4.1%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	USD	1,035	$1,031,119
Frontier Communications Corp.:
8.25%, 4/15/17 (b)		393	434,265
8.50%, 4/15/20		350	388,500
GCI, Inc., 8.63%, 11/15/19		1,200	1,320,000
ITC Deltacom, Inc., 10.50%, 4/01/16		350	384,125
Level 3 Communications, Inc., 6.50%, 10/01/16 (e)		280	399,700
Level 3 Financing, Inc.:
5.50%, 11/01/14		130	134,225
8.75%, 2/15/17		1,480	1,454,100
Qwest Communications International, Inc.:
7.50%, 2/15/14		2,020	2,050,300
8.00%, 10/01/15		600	654,750
Series B, 7.50%, 2/15/14		1,450	1,471,750
Qwest Corp., 7.63%, 6/15/15		525	602,438
Windstream Corp.:
8.13%, 8/01/13		460	506,575
7.88%, 11/01/17		630	684,337

			11,516,184

Electronic Equipment, Instruments & Components — 0.7%
CDW LLC:
11.00%, 10/12/15		120	130,500
11.50%, 10/12/15 (d)		660	716,100
8.00%, 12/15/18 (b)		570	612,750
NXP BV, 3.05%, 10/15/13 (f)		520	517,400

			1,976,750

Energy Equipment & Services — 1.4%
Bayou Well Services, 0.16%, 12/22/13		625	625,000
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		245	251,125
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		985	1,019,475
7.75%, 5/15/17		250	264,375
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)		445	456,125
Frac Tech Services LLC, 7.13%, 11/15/18 (b)		620	641,700
Precision Drilling Corp., 6.63%, 11/15/20 (b)		115	118,738
Thermon Industries, Inc., 9.50%, 5/01/17		555	600,787

			3,977,325

Food & Staples Retailing — 0.7%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		560	554,400
BI-LO LLC, 9.25%, 2/15/19 (b)		335	348,400
Rite Aid Corp.:
9.75%, 6/12/16		410	461,763
7.50%, 3/01/17		670	674,187

			2,038,750

Food Products — 0.7%
B&G Foods, Inc., 7.63%, 1/15/18		220	234,850
Blue Merger Sub, Inc., 7.63%, 2/15/19 (b)		1,060	1,070,600
Darling International, Inc., 8.50%, 12/15/18 (b)		240	258,900
Reddy Ice Corp., 11.25%, 3/15/15		440	462,000
Smithfield Foods, Inc., 10.00%, 7/15/14		70	82,600

			2,108,950

Health Care Equipment & Supplies — 1.4%
DJO Finance LLC, 10.88%, 11/15/14		2,455	2,691,294
Hologic, Inc., 2.00%, 12/15/37 (e)(g)		1,375	1,325,156

			4,016,450

Corporate Bonds		Par (000)	Value

Health Care Providers & Services — 5.6%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (b)	USD	280	$291,900
ConvaTec Healthcare E SA (b):
7.38%, 12/15/17	EUR	600	861,093
10.50%, 12/15/18	USD	470	501,725
DaVita, Inc., 6.38%, 11/01/18		400	405,500
Gentiva Health Services Inc., 11.50%, 9/01/18		710	799,638
HCA, Inc.:
9.13%, 11/15/14		1,785	1,872,019
8.50%, 4/15/19		1,020	1,142,400
7.25%, 9/15/20		2,315	2,497,306
inVentiv Health, Inc., 10.00%, 8/15/18 (b)		650	667,875
Omnicare, Inc.:
6.13%, 6/01/13		178	178,668
6.88%, 12/15/15		460	474,950
7.75%, 6/01/20		625	667,188
Priory Group Ltd., 7.00%, 2/15/18	GBP	137	228,281
Tenet Healthcare Corp.:
9.00%, 5/01/15	USD	1,799	1,978,900
10.00%, 5/01/18		644	756,700
8.88%, 7/01/19		2,279	2,592,362

			15,916,505

Health Care Technology — 1.1%
IMS Health, Inc., 12.50%, 3/01/18 (b)		2,405	2,819,862
MedAssets, Inc., 8.00%, 11/15/18 (b)		165	169,538

			2,989,400

Hotels, Restaurants & Leisure — 3.7%
Boyd Gaming Corp., 9.13%, 12/01/18 (b)		625	656,250
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18		3,775	3,548,500
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	53	76,063
CityCenter Holdings LLC, 7.63%, 1/15/16 (b)	USD	340	354,450
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		1,190	1,276,275
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	425	626,991
Harrah’s Operating Co., Inc., 11.25%, 6/01/17	USD	660	749,100
Inn of the Mountain Gods Resort & Casino (b):
1.25%, 11/30/20 (d)		1,046	543,920
8.75%, 11/30/20		465	441,750
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (b)		380	313,500
MGM Mirage, 13.00%, 11/15/13		110	131,725
MGM Resorts International:
10.38%, 5/15/14		255	285,600
11.13%, 11/15/17		820	945,050
Palace Entertainment Holding LLC, 8.88%, 4/15/17 (b)		120	122,400
Travelport LLC:
4.94%, 9/01/14 (f)		160	142,800
9.88%, 9/01/14		190	185,488
9.00%, 3/01/16		120	113,400
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(j)		305	31

			10,513,293

Household Durables — 4.0%
American Standard Americas, 10.75%, 1/15/16 (b)		410	435,625
Ashton Woods USA LLC, 21.57%, 6/30/15 (b)(k)		880	572,000
Beazer Homes USA, Inc.:
8.13%, 6/15/16		315	320,119
12.00%, 10/15/17		1,345	1,563,562
9.13%, 6/15/18		1,770	1,827,525
Jarden Corp., 7.50%, 1/15/20	EUR	305	438,775
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16	USD	1,725	1,869,469
Ryland Group, Inc., 6.63%, 5/01/20		675	661,500

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	27

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Household Durables (concluded)
Standard Pacific Corp.:
10.75%, 9/15/16	USD	1,390	$1,633,250
8.38%, 5/15/18		475	503,500
8.38%, 5/15/18 (b)		480	508,800
8.38%, 1/15/21 (b)		780	822,900

			11,157,025

IT Services — 1.8%
First Data Corp. (b):
8.88%, 8/15/20		1,275	1,396,125
8.25%, 1/15/21		1,758	1,749,210
12.63%, 1/15/21		829	868,377
SunGard Data Systems, Inc. (b):
7.38%, 11/15/18		480	495,600
7.63%, 11/15/20		600	619,500

			5,128,812

Independent Power Producers & Energy Traders — 3.2%
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,260	1,367,100
Calpine Corp. (b):
7.50%, 2/15/21		475	485,688
7.88%, 1/15/23		645	662,738
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		3,395	3,535,390
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		174	181,630
NRG Energy, Inc., 7.63%, 1/15/18 (b)		2,745	2,858,231

			9,090,777

Industrial Conglomerates — 2.5%
Sequa Corp. (b):
11.75%, 12/01/15		2,340	2,538,900
13.50%, 12/01/15 (d)		3,954	4,379,067

			6,917,967

Insurance — 1.0%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		1,700	1,797,750
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)		341	363,165
USI Holdings Corp., 4.16%, 11/15/14 (b)(f)		680	656,200

			2,817,115

Machinery — 1.9%
AGY Holding Corp., 11.00%, 11/15/14		980	872,200
Navistar International Corp.:
3.00%, 10/15/14 (e)		1,820	2,543,450
8.25%, 11/01/21		630	697,725
Oshkosh Corp., 8.25%, 3/01/17		100	111,000
Titan International, Inc. (b):
5.63%, 1/15/17 (e)		240	625,200
7.88%, 10/01/17		465	497,550

			5,347,125

Marine — 0.7%
Horizon Lines, Inc., 4.25%, 8/15/12 (e)		2,230	2,068,325

Media — 12.8%
AMC Entertainment Holdings, Inc., 9.75%, 12/01/20 (b)		510	546,975
Affinion Group, Inc., 7.88%, 12/15/18 (b)		570	545,775
CCH II LLC, 13.50%, 11/30/16		543	657,344
CCO Holdings LLC:
7.88%, 4/30/18		470	501,725
8.13%, 4/30/20		470	507,013
CMP Susquehanna Corp., 3.44%, 5/15/14 (b)		160	112,787
CSC Holdings, Inc., 8.50%, 4/15/14		390	436,800
Catalina Marketing Corp., 10.50%, 10/01/15 (b)(d)		610	660,325

Corporate Bonds		Par (000)	Value

Media (concluded)
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (b)	USD	1,470	$1,525,125
Checkout Holding Corp., 10.98%, 11/15/15 (b)(h)		875	564,375
Citadel Broadcasting Corp., 7.75%, 12/15/18 (b)		255	273,488
Clear Channel Communications, Inc., 9.00%, 3/01/21 (b)		255	259,144
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,525	1,692,750
Series B, 9.25%, 12/15/17		5,570	6,196,625
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		648	648,241
Loan Close 3, 12.00%, 8/15/18		741	741,125
Shares Loan, 4.00%, 8/15/18		764	764,360
DISH DBS Corp., 7.00%, 10/01/13		90	96,750
Gray Television, Inc., 10.50%, 6/29/15		935	993,437
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (f)		350	314,125
9.50%, 5/15/15		420	412,650
Interactive Data Corp., 10.25%, 8/01/18 (b)		1,030	1,153,600
Liberty Global, Inc., 4.50%, 11/15/16 (e)		400	693,000
Liberty Media Corp., 3.13%, 3/30/23		1,113	1,371,772
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		805	829,150
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		620	666,500
Nielsen Finance LLC:
11.63%, 2/01/14		117	137,475
7.75%, 10/15/18 (b)		2,145	2,319,281
ProQuest LLC, 9.00%, 10/15/18 (b)		500	517,500
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(j)		850	8,499
Rainbow National Services LLC (b):
8.75%, 9/01/12		440	441,650
10.38%, 9/01/14		1,582	1,647,257
Regal Entertainment Group, 9.13%, 8/15/18		335	358,450
UPC Germany GmbH (b):
8.13%, 12/01/17		755	809,738
8.13%, 12/01/17	EUR	441	654,964
9.63%, 12/01/19		570	893,747
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	500	555,000
UPCB Finance II Ltd., 6.38%, 7/01/20	EUR	822	1,120,115
Unitymedia GmbH, 9.63%, 12/01/19		168	263,420
Univision Communications, Inc., 7.88%, 11/01/20 (b)	USD	460	493,350
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	618	1,082,510
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	388	574,242
Ziggo Finance BV, 6.13%, 11/15/17 (b)		800	1,128,805

			36,170,964

Metals & Mining — 4.2%
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	USD	630	672,525
7.38%, 2/15/16		225	232,875
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (b)		1,580	1,639,250
Foundation PA Coal Co., 7.25%, 8/01/14		1,975	2,014,500
Goldcorp, Inc., 2.00%, 8/01/14 (e)		595	748,956
New World Resources NV, 7.88%, 5/01/18	EUR	655	971,663
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (e)	USD	430	573,512
Novelis, Inc., 8.75%, 12/15/20 (b)		3,525	3,886,312
Ryerson, Inc.:
7.66%, 11/01/14 (f)		400	384,000
12.00%, 11/01/15		265	284,875
Steel Dynamics, Inc., 7.38%, 11/01/12		205	217,813
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		200	220,500

			11,846,781

See Notes to Financial Statements.

28	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Multiline Retail — 1.8%
Dollar General Corp., 11.88%, 7/15/17 (d)	USD	4,351	$5,030,844

Oil, Gas & Consumable Fuels — 7.4%
Arch Coal, Inc., 7.25%, 10/01/20		855	908,437
Berry Petroleum Co., 8.25%, 11/01/16		510	538,688
Bill Barrett Corp., 9.88%, 7/15/16		45	50,400
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18 (b)		230	244,375
Chaparral Energy Inc., 8.25%, 9/01/21 (b)		255	259,463
Chesapeake Energy Corp.:
6.63%, 8/15/20		1,590	1,669,500
6.13%, 2/15/21		955	974,100
2.25%, 12/15/38 (e)		800	732,000
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		266	289,940
Concho Resources, Inc., 7.00%, 1/15/21		410	429,475
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		175	189,438
10.25%, 12/15/15		1,145	1,210,837
Consol Energy, Inc., 8.25%, 4/01/20		1,990	2,193,975
Continental Resources, Inc., 7.13%, 4/01/21		370	394,050
Crosstex Energy LP, 8.88%, 2/15/18 (b)		180	198,450
Denbury Resources Inc.:
8.25%, 2/15/20		737	819,912
6.38%, 8/15/21		350	353,500
Energy Transfer Equity LP, 7.50%, 10/15/20		135	146,306
Energy XXI Gulf Coast, Inc. (b):
9.25%, 12/15/17		425	456,875
7.75%, 6/15/19		530	535,300
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)		770	812,350
Linn Energy LLC (b):
8.63%, 4/15/20		1,100	1,226,500
7.75%, 2/01/21		590	626,875
MarkWest Energy Partners LP, 6.75%, 11/01/20		260	266,500
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)		1,870	2,038,300
Oasis Petroleum, Inc., 7.25%, 2/01/19 (b)		230	233,450
Peabody Energy Corp., 6.50%, 9/15/20		555	593,850
Petrohawk Energy Corp.:
10.50%, 8/01/14		370	425,500
7.88%, 6/01/15		460	487,600
Range Resources Corp., 8.00%, 5/15/19		400	440,500
SM Energy Co., 6.63%, 2/15/19 (b)		285	288,206
Teekay Corp., 8.50%, 1/15/20		660	710,325
United Refining Co., 10.50%, 2/28/18 (b)(i)		255	252,450

			20,997,427

Paper & Forest Products — 3.0%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(d)		1,162	1,179,907
Boise Paper Holdings LLC:
9.00%, 11/01/17		330	367,950
8.00%, 4/01/20		165	181,913
Clearwater Paper Corp.:
10.63%, 6/15/16		390	445,575
7.13%, 11/01/18 (b)		585	606,938
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		1,600	1,804,000
NewPage Corp., 11.38%, 12/31/14		2,695	2,688,262
Verso Paper Holdings LLC:
11.50%, 7/01/14		840	926,100
8.75%, 2/01/19 (b)		235	245,575

			8,446,220

Pharmaceuticals — 0.8%
Angiotech Pharmaceuticals, Inc., 4.06%, 12/01/13 (f)		890	747,600
Grifols, Inc., 8.25%, 2/01/18 (b)		135	138,712
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	531	593,534
Valeant Pharmaceuticals International (b):
6.75%, 10/01/17	USD	380	393,300
7.00%, 10/01/20		480	496,200

			2,369,346

		Par
Corporate Bonds		(000)	Value

Professional Services — 0.3%
FTI Consulting, Inc., 6.75%, 10/01/20 (b)	USD	920	$920,000

Real Estate Investment Trusts (REITs) — 0.4%
Omega Healthcare Investors, Inc., 6.75%, 10/15/22 (b)		540	545,400
The Rouse Co. LP, 6.75%, 11/09/15		520	544,700

			1,090,100

Real Estate Management & Development — 1.9%
CB Richard Ellis Services Inc., 6.63%, 10/15/20		335	345,469
Forest City Enterprises, Inc., 7.63%, 6/01/15		1,425	1,382,250
IVG Immobilien AG, 8.00%, 5/29/49 (f)	EUR	100	115,571
Realogy Corp. (b):
11.50%, 4/15/17	USD	795	846,675
7.88%, 2/15/19		2,655	2,664,956

			5,354,921

Road & Rail — 2.1%
Avis Budget Car Rental LLC:
9.63%, 3/15/18		510	569,925
8.25%, 1/15/19		775	822,469
Florida East Coast Railway Corp., 8.13%, 2/01/17 (b)		410	428,450
The Hertz Corp. (b):
7.50%, 10/15/18		645	682,894
6.75%, 4/15/19		445	453,900
7.38%, 1/15/21		495	517,275
Hertz Holdings Netherlands BV, 8.50%, 7/31/15 (b)	EUR	1,325	1,988,432
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)	USD	360	373,500

			5,836,845

Semiconductors & Semiconductor Equipment — 0.3%
Linear Technology Corp., Series A, 3.00%, 5/01/27 (e)		435	473,606
Spansion LLC, 7.88%, 11/15/17 (b)		280	285,600

			759,206

Specialty Retail — 1.6%
Asbury Automotive Group, Inc., 8.38%, 11/15/20 (b)		330	346,500
Claire’s Escrow Corp., 8.88%, 3/15/19 (b)(i)		325	326,219
Hillman Group, Inc., 10.88%, 6/01/18		530	583,000
Ltd. Brands, Inc., 8.50%, 6/15/19		785	898,825
PETCO Animal Supplies, Inc., 9.25%, 12/01/18 (b)		455	491,400
Sonic Automotive, Inc., 9.00%, 3/15/18		370	395,900
Toys ‘R’ Us-Delaware, Inc., 7.38%, 9/01/16 (b)		420	442,575
United Auto Group, Inc., 7.75%, 12/15/16		1,025	1,058,312

			4,542,731

Thrifts & Mortgage Finance — 0.2%
Radian Group, Inc., 3.00%, 11/15/17 (e)		500	472,500

Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (b)		431	447,162

Wireless Telecommunication Services — 4.2%
Clearwire Communications LLC (b):
12.00%, 12/01/15		490	534,100
12.00%, 12/01/17		1,130	1,220,400
Cricket Communications, Inc.:
10.00%, 7/15/15		765	843,412
7.75%, 5/15/16		220	232,650
Digicel Group Ltd. (b):
8.88%, 1/15/15		700	728,000
9.13%, 1/15/15 (d)		1,783	1,856,994
8.25%, 9/01/17		1,180	1,233,100
10.50%, 4/15/18		500	570,000
FiberTower Corp., 9.00%, 1/01/16 (d)		302	258,202
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (b)		335	344,213
iPCS, Inc., 2.43%, 5/01/13 (f)		815	804,813

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	29

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Wireless Telecommunication Services (concluded)
MetroPCS Wireless, Inc.:
7.88%, 9/01/18	USD	520	$549,250
6.63%, 11/15/20		760	740,050
NII Holdings, Inc., 3.13%, 6/15/12 (e)		370	368,150
Sprint Capital Corp., 6.88%, 11/15/28		1,510	1,360,887
Syniverse Holdings, Inc., 9.13%, 1/15/19 (b)		250	270,000

			11,914,221

Total Corporate Bonds — 102.9%			290,482,279

Floating Rate Loan Interests (f)

Building Products — 0.2%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/13/17	625	644,141

Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.31%, 12/15/14	375	304,745

Chemicals — 0.4%
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Facility (First Lien), 3.52% – 3.56%, 7/30/14	374	367,921
Styron Sarl, Term Loan B, 6.00%, 7/27/17	700	706,300

		1,074,221

Commercial Services & Supplies — 0.7%
AWAS Finance Luxembourg Sarl, Term Loan B, 7.75%, 6/10/16	530	544,244
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16	550	554,714
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50% – 10.75%, 8/24/16	998	1,007,056

		2,106,014

Construction & Engineering — 0.7%
Safway Services, LLC, Last Out Term Loan, 15.63%, 12/18/17	2,000	2,000,000

Consumer Finance — 1.5%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 7.25%, 4/21/15	4,250	4,287,825

Electric Utilities — 0.1%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17	139	140,333

Food Products — 0.3%
Advance Pierre Foods, Term Loan, 11.25%, 9/29/17	900	922,500

Health Care Providers & Services — 0.7%
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15	499	488,775
Tranche A Term Loan, 8.50%, 2/22/15	450	441,111
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 8/04/16	896	899,418

		1,829,304

Hotels, Restaurants & Leisure — 0.8%
Harrah’s Operating Co., Inc., Term Loan B-3, 3.30%, 1/28/15	425	394,601
Travelport LLC (FKA Travelport, Inc.), Loan, 8.31%, 3/27/12	2,097	1,871,141

		2,265,742

Household Durables — 0.7%
Visant Corp. (FKA Jostens):
Term Loan, 5.25%, 12/22/16	1,000	1,000,000
Tranche B Term Loan, 7.00%, 12/20/16	998	1,006,428

		2,006,428

Floating Rate Loan Interests (f)		Par (000)	Value

IT Services — 0.4%
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14	USD	283	$268,095
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		407	385,554
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		593	561,388

			1,215,037

Independent Power Producers & Energy Traders — 1.0%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.76% – 3.80%, 10/10/14		214	180,281
Initial Tranche B-2 Term Loan, 3.76% – 3.80%, 10/10/14		254	213,709
Initial Tranche B-3 Term Loan, 3.76% – 3.80%, 10/10/14		2,792	2,347,700

			2,741,690

Media — 4.0%
Cengage Learning Acquisitions, Inc. (Thomson
Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,706	1,713,928
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.01%, 6/12/14		943	895,163
Intelsat Jackson Holdings SA (FKA Intel Jackson
Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		7,300	7,349,049
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		1,325	1,408,641

			11,366,781

Metals & Mining — 0.1%
Euramax International, Inc., Domestic Term Loan:
10.00%, 6/29/13		181	174,162
14.00%, 6/29/13		174	167,188

			341,350

Oil, Gas & Consumable Fuels — 1.2%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		2,327	2,385,047
Turbo Beta Ltd., Dollar Facility, 14.50%, 3/15/18		2,351	964,101

			3,349,148

Paper & Forest Products — 0.4%
Verso Paper Finance Holdings LLC, 6.55% – 7.30%, 2/01/13 (b)		1,386	1,247,155

Pharmaceuticals — 0.2%
Axcan Intermediate Holdings, Inc., Term Loan, 5.50%, 2/10/17		667	668,333

Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan (Second Lien), 1.76%, 6/28/11		225	221,906

Real Estate Management & Development — 0.3%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan, 0.11%, 10/10/16		134	128,451
Extended Term Loan B, 4.56%, 10/10/16		737	706,364

			834,815

Specialty Retail — 0.2%
Claire’s Stores, Inc., Term Loan B, 3.01% – 5.00%, 5/29/14		137	133,252
Michaels Stores, Inc., Term Loan B-1, 2.56% – 2.63%, 10/31/13		328	327,174

			460,426

Wireless Telecommunication Services — 0.7%
Vodafone Americas Finance 2 Inc., Initial Loan, 6.88%, 7/30/15		1,812	1,875,241

Total Floating Rate Loan Interests — 14.8%			41,903,135

See Notes to Financial Statements.

30	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Other Interests (l)		Beneficial Interest (000)		Value

Auto Components — 2.5%
Delphi Debtor-in-Possession Holding Co. LLP,
Class B Membership Interests	USD	—	(m)	$6,999,556
Lear Corp. Escrow		460		12,650

				7,012,206

Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.		575		6

Media — 0.0%
Adelphia Escrow		750		8
Adelphia Recovery Trust		941		94

				102

Total Other Interests — 2.5%				7,012,314

Preferred Stocks	Shares

Auto Components — 0.7%
Dana Holding Corp., 4.00% (b)(e)	12,700	2,084,388

Automobiles — 0.8%
General Motors Co., 4.75%	45,800	2,330,304

Diversified Financial Services — 0.8%
Citigroup, Inc., 7.50% (a)(e)	16,300	2,192,350

Household Durables — 0.1%
Beazer Homes USA, Inc., 7.50% (e)	10,132	252,793

Media — 0.1%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(f)	37,314	—
TRA Global, Inc. (a)	286,652	463,230

		463,230

Professional Services — 0.1%
Nielsen Holdings NV, 6.25% (a)(e)	4,500	248,344

Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)	8,994	166,839

Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O (a)	30,000	96,000
Freddie Mac, Series Z (a)	75,961	147,364

		243,364

Total Preferred Stocks — 2.8%		7,981,612

Warrants (n)

Containers & Packaging — 0.0%
MDP Acquisitions Plc (Expires 10/01/13)	700	45,176

Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	32,042	—

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)	485	5

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)	42,640	1
New Vision Holdings LLC (Expires 9/30/14)	22,447	224

		225

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)	1	—

Warrants (n)	Shares	Value

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)	334	$4
HMH Holdings/EduMedia (Expires 3/09/17)	11,225	—

		4

Total Warrants — 0.0%		45,410

Total Long-Term Investments (Cost — $347,503,136) — 129.1%		364,514,169

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (o)(p)	1,845,167	1,845,167

Total Short-Term Securities (Cost — $1,845,167) — 0.7%		1,845,167

Options Purchased	Contracts

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/21/19, Broker Goldman Sachs Bank USA	19	—

Total Options Purchased (Cost — $18,578) — 0.0%		—

Total Investments (Cost — $349,366,881*) — 129.8%		366,359,336
Liabilities in Excess of Other Assets — (29.8)%		(84,100,809)

Net Assets — 100.0%		$282,258,527

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes were as follows:

Aggregate cost	$350,474,137

Gross unrealized appreciation	$27,978,939
Gross unrealized depreciation	(12,093,740)

Net unrealized appreciation	$15,885,199

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with swaps.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(e)	Convertible security.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Credit Suisse International	$252,450	$6,518
Credit Suisse International	$326,219	$1,219
Sterne Agee	$188,237	$2,138

(j)	Issuer filed for bankruptcy and/or is in default of interest payments.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	31

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

(k)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(l)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(m)	Amount is less than $1,000.

(n)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(o)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2010	Net Activity	Shares Held at February 28, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	3,276,755	(1,431,588)	1,845,167	$3,522

(p)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of February 28, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation

USD	452,842	CAD	449,000	Citibank NA	4/14/11	$(8,849)
USD	742,996	GBP	470,000	Citibank NA	4/14/11	(20,741)
USD	845,309	GBP	526,000	Deutsche Bank AG	4/14/11	(9,426)
USD	87,706	GBP	54,500	Royal Bank of Scotland	4/14/11	(855)
USD	261,623	GBP	163,000	UBS AG	4/14/11	(3,248)
USD	12,272,708	EUR	8,968,000	Citibank NA	4/27/11	(93,809)
USD	409,202	EUR	303,000	Deutsche Bank AG	4/27/11	(8,623)
USD	1,481,734	EUR	1,082,000	Royal Bank of Scotland	4/27/11	(10,301)

Total						$(155,852)

•	Financial futures contracts sold as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

104	S&P 500 Index Emini	Chicago Mercantile	March 2011	$6,608,302	$(287,418)

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs International	12/20/11	$510	$(23,256)
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	12/20/13	$1,000	(85,062)
Louisiana- Pacific Corp.	5.00%	JPMorgan Chase Bank NA	3/20/14	$500	(114,192)
Harrah’s Operating Company, Inc.	5.00%	Deutsche Bank AG	12/20/15	$1,300	(181,365)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$300	(5,439)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/16	$675	(2,594)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	12/20/16	$225	(44,665)

Total					$(456,573)

•	Credit default swaps on traded indexes — sold protection outstanding as of February 28, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Depreciation

Dow Jones CDX North America High Yield Index Series 10, 10 – 15%	0.00%	Deutsche Bank AG	6/20/11	CCC	$717	$(5,523)
Dow Jones CDX North America High Yield Index Series 9, 10 – 15%	0.00%	Deutsche Bank AG	12/20/12	CCC	$548	(21,191)
Dow Jones CDX North America High Yield Index Series 15	5.00%	Credit Suisse International	12/20/15	B	$2,000	(6,389)

Total						$(33,103)

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

See Notes to Financial Statements.

32	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)

iStar Financial, Inc.	5.00%	Deutsche Bank AG	9/20/11	CCC–	$225	$24,074
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	3/20/12	B–	$120	10,758
Texas Competitive Electric Holdings Co. LLC	5.00%	Goldman Sachs International	9/20/12	D	$500	(50,478)
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	12/20/12	B–	$715	77,277
Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank NA	3/20/15	B+	$600	72,986
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	9/20/15	CC	$125	19,128
Assured Guaranty Ltd.	5.00%	Deutsche Bank AG	12/20/15	A+	$65	509
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	12/20/15	BB–	$300	9,230
M.D.C. Holdings, Inc.	1.00%	Deutsche Bank AG	12/20/15	BBB–	$350	3,358
M.D.C. Holdings, Inc.	1.00%	JPMorgan Chase Bank NA	12/20/15	BBB–	$350	1,897
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	12/20/15	CC	$750	42,072
Chesapeake Energy Corp.	5.00%	Credit Suisse International	3/20/16	BB	$275	5,156
ARAMARK Corp.	5.00%	Goldman Sachs International	3/20/16	B	$500	(907)
Chesapeake Energy Corp.	5.00%	Goldman Sachs International	3/20/16	BB	$275	3,059
Chesapeake Energy Corp.	5.00%	JPMorgan Chase Bank NA	3/20/16	BB	$275	5,155
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	3/20/16	CC	$150	630
General Motors Co.	5.00%	Deutsche Bank AG	3/20/21	BB–	$400	(1,002)

Total						$222,902

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$15,904,408	$465,685	$719,326	$17,089,419
Corporate Bonds	—	284,988,889	5,493,390	290,482,279
Floating Rate Loan Interests	—	31,579,205	10,323,930	41,903,135
Other Interests	94	6,999,556	12,664	7,012,314
Preferred Stocks	5,089,650	2,428,732	463,230	7,981,612
Warrants	—	45,176	234	45,410
Short-Term Securities	1,845,167	—	—	1,845,167
Unfunded Loan Commitments	—	2,704	—	2,704
Liabilities:
Unfunded Loan Commitments	—	—	(25,965)	(25,965)

Total	$22,839,319	$326,509,947	$16,986,809	$366,336,075

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$275,289	—	$275,289
Liabilities:
Credit contracts	—	(542,063)	—	(542,063)
Equity contracts	$(287,418)	—	—	(287,418)
Foreign currency exchange contracts	—	(155,852)	—	(155,852)

Total	$(287,418)	$(422,626)	—	$(710,044)

[1]

Derivative financial instruments are financial futures contracts, swaps, foreign currency exchange contracts and options. Financial futures contracts, swaps and foreign currency exchange contracts are shown at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	33

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Warrants	Unfunded Loan Commitments Assets	Unfunded Loan Commitments (Liabilities)	Total

Assets/Liabilities:
Balance, as of February 28, 2010	$79,746	$4,246,019	$21,135,986	$4,699,133	$1	$230	$95	$(115,674)	$30,045,536
Accrued discounts/premiums	—	27,364	244,267	—	—	—	—	—	271,631
Net realized gain (loss)	—	13,371	272,097	1,506,252	—	—	—	—	1,791,720
Net change in unrealized appreciation/ depreciation[2]	(460,899)	(821,110)	(120,555)	1,835,429	85	—	(95)	89,709	522,564
Purchases	1,195,932	2,186,273	6,573,830	1,390,300	463,144	4	—	—	11,809,483
Sales	—	(101,069)	(14,577,393)	(2,431,450)	—	—	—	—	(17,109,912)
Transfers in3	—	313,531	—	12,650	—	—	—	—	326,181
Transfers out[3]	(95,453)	(370,989)	(3,204,302)	(6,999,650)	—	—	—	—	(10,670,394)

Balance, as of February 28, 2011	$719,326	$5,493,390	$10,323,930	$12,664	$463,230	$234	—	$(25,965)	$16,986,809

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on February 28, 2011 was $(1,518,751).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

34	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments February 28, 2011	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

ARES CLO Funds, Series 2005-10A, Class B, 0.69%, 9/18/17 (a)(b)	USD	1,250	$1,100,000
Ballyrock CDO Ltd., Series 2006-1A, Class B, 0.66%, 8/28/19 (a)(b)		1,000	857,500
CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16		625	646,875
Canaras Summit CLO Ltd., Series 2007-1A, Class B, 0.78%, 6/19/21 (a)(b)		1,225	1,046,811
Gannett Peak CLO Ltd., Class A2 (b):
Series 2006-1A, 0.66%, 10/27/20 (a)		1,355	1,166,994
Series 2006-1X, 0.66%, 10/27/20		940	791,950
LCM LP, Series 8A, Class C, 3.37%, 1/14/21 (a)(b)		1,850	1,845,375
Portola CLO Ltd., Series 2007-1X, Class B1, 1.76%, 11/15/21		1,245	1,151,625
T2 Income Fund CLO Ltd., Series 2007-1A, Class B, 0.90%, 7/15/19 (a)(b)		1,075	922,275

Total Asset-Backed Securities — 2.1%			9,529,405

Common Stocks (c)		Shares

Airlines — 0.1%
Delta Air Lines, Inc.		23,544	264,635

Chemicals — 0.1%
GEO Specialty Chemicals, Inc.		339,340	130,272
LyondellBasell Industries NV, Class A		5,315	202,395
Wellman Holdings, Inc.		5,373	269

			332,936

Construction Materials — 0.0%
Nortek, Inc.		2,970	132,165

Containers & Packaging — 0.1%
Smurfit Kappa Plc		36,342	451,354

Electrical Equipment — 0.0%
Medis Technologies Ltd.		286,757	6,022

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc.		2,753	11,700
HRP PIK Corp., Class B (a)		5,000	50

			11,750

Metals & Mining — 0.1%
Euramax International		2,337	619,384

Paper & Forest Products — 1.2%
Ainsworth Lumber Co. Ltd.		294,149	971,868
Ainsworth Lumber Co. Ltd. (a)		1,335,501	4,412,492
Western Forest Products, Inc. (a)		211,149	160,826

			5,545,186

Semiconductors & Semiconductor
Equipment — 0.0%
SunPower Corp., Class B		4,892	82,577

Software — 0.2%
Bankruptcy Management Solutions, Inc.		1,870	6,546
HMH Holdings/EduMedia		159,199	795,995

			802,541

Specialty Retail — 0.0%
Movie Gallery, Inc.		503,737	504

Total Common Stocks — 1.8%			8,249,054

Corporate Bonds		Par (000)	Value

Aerospace & Defense — 0.7%
Bombardier, Inc., 7.75%, 3/15/20 (a)	USD	1,750	$1,898,750
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,000	1,127,500

			3,026,250

Airlines — 0.7%
Air Canada, 9.25%, 8/01/15 (a)		1,250	1,337,500
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		902	973,938
United Air Lines, Inc., 12.75%, 7/15/12		786	877,980

			3,189,418

Auto Components — 1.3%
Icahn Enterprises LP:
7.75%, 1/15/16		320	330,400
8.00%, 1/15/18		5,260	5,444,100
Venture Holdings Co. LLC (c)(d):
12.00%, 6/01/09		4,450	—
Series B, 9.50%, 7/01/05		1,800	180

			5,774,680

Beverages — 0.1%
Crown European Holdings SA, 7.13%, 8/15/18 (a)	EUR	410	602,558

Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (a)	USD	402	404,913

Building Products — 0.9%
Associated Materials LLC, 9.13%, 11/01/17 (a)		810	875,813
Building Materials Corp. of America, 7.00%,
2/15/20 (a)		1,300	1,369,875
Momentive Performance Materials, Inc., 9.00%,
1/15/21 (a)		1,700	1,808,375

			4,054,063

Capital Markets — 0.6%
American Capital Ltd., 7.96%, 12/31/13		1,175	1,203,282
E*Trade Financial Corp., 4.01%, 8/31/19 (a)(e)(f)		593	916,185
KKR Group Finance Co., 6.38%, 9/29/20 (a)		540	556,376

			2,675,843

Chemicals — 3.2%
American Pacific Corp., 9.00%, 2/01/15		1,490	1,463,925
GEO Specialty Chemicals, Inc. (a):
7.50%, 3/31/15 (e)(g)		4,171	4,170,787
10.00%, 3/31/15		4,106	3,797,680
Hexion U.S. Finance Corp.:
8.88%, 2/01/18		455	488,556
9.00%, 11/15/20 (a)		605	643,569
Huntsman International LLC, 8.63%, 3/15/21 (a)		825	915,750
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (a)		465	510,337
Wellman Holdings, Inc., Subordinate Note (e):
(Second Lien), 10.00%, 1/29/19 (a)		2,978	2,590,860
(Third Lien), 5.00%, 1/29/19 (g)		1,002	390,812

			14,972,276

Commercial Banks — 2.1%
CIT Group, Inc.:
7.00%, 5/01/14		410	417,944
7.00%, 5/01/16		2,655	2,678,231
7.00%, 5/01/17		6,370	6,417,775

			9,513,950

Commercial Services & Supplies — 1.7%
ACCO Brands Corp., 10.63%, 3/15/15		660	745,800
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (a)		1,024	1,052,160
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		865	929,875
The Geo Group, Inc., 7.75%, 10/15/17		850	906,312
International Lease Finance Corp., 8.25%, 12/15/20		323	359,338

See Notes to Financial Statements.

	ANNUAL REPORT	FEBRUARY 28, 2011	35

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Commercial Services & Supplies (concluded)
Mobile Mini, Inc., 7.88%, 12/01/20 (a)	USD	375	$399,375
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (a)		970	1,115,500
West Corp. (a):
8.63%, 10/01/18		1,745	1,849,700
7.88%, 1/15/19		360	369,450

			7,727,510

Communications Equipment — 0.1%
Avaya Inc., 7.00%, 4/01/19 (a)		255	252,450

Construction Materials — 1.1%
Nortek, Inc.:
11.00%, 12/01/13		2,983	3,177,107
10.00%, 12/01/18 (a)		1,730	1,846,775

			5,023,882

Consumer Finance — 0.9%
Credit Acceptance Corp., 9.13%, 2/01/17		570	614,175
Ford Motor Credit Co. LLC:
3.05%, 1/13/12 (b)		2,680	2,707,309
6.63%, 8/15/17		900	957,220

			4,278,704

Containers & Packaging — 2.6%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (a)	EUR	485	691,031
Ball Corp., 6.75%, 9/15/20	USD	625	654,688
Berry Plastics Corp.:
8.25%, 11/15/15		2,100	2,249,625
9.75%, 1/15/21 (a)		1,145	1,147,862
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	260	362,377
Graphic Packaging International, Inc., 9.50%, 6/15/17	USD	975	1,082,250
Smurfit Kappa Acquisitions:
7.25%, 11/15/17 (a)	EUR	830	1,214,087
7.75%, 11/15/19		2,300	3,396,075
7.75%, 11/15/19 (a)		785	1,159,095

			11,957,090

Diversified Financial Services — 3.7%
Ally Financial, Inc.:
5.38%, 6/06/11		436	601,661
7.50%, 12/31/13	USD	90	98,100
8.30%, 2/12/15		1,700	1,918,875
8.00%, 3/15/20		170	191,463
7.50%, 9/15/20 (a)		3,260	3,565,625
8.00%, 11/01/31		2,350	2,690,750
8.00%, 11/01/31		1,530	1,752,451
Archimedes Funding III Ltd., 5.50%, 11/29/11 (a)		2,636	1,186,159
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		665	733,162
Preferred Term Securities VI, Ltd. (a)(c)		35,000	1,750
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (a)		1,445	1,538,925
Reynolds Group Issuer, Inc. (a):
7.75%, 10/15/16	EUR	650	950,791
7.13%, 4/15/19	USD	480	492,000
6.88%, 2/15/21		645	646,613
8.25%, 2/15/21		800	802,000

			17,170,325

Diversified Telecommunication Services — 2.1%
Frontier Communications Corp., 8.25%, 4/15/17		856	945,880
ITC Deltacom, Inc., 10.50%, 4/01/16		1,260	1,382,850
Level 3 Financing, Inc., 8.75%, 2/15/17		1,500	1,473,750
Qwest Corp., 8.38%, 5/01/16		4,000	4,775,000
tw telecom holdings, Inc., 8.00%, 3/01/18		920	986,700

			9,564,180

Corporate Bonds	Par (000)		Value

Electronic Equipment, Instruments & Components — 0.2%
CDW LLC, 8.00%, 12/15/18 (a)	USD	820	$881,500
Muzak Holdings, LLC, 13.00%, 3/15/10 (c)(d)		2,675	268

			881,768

Energy Equipment & Services — 0.5%
Compagnie Générale de Géophysique-Veritas, 7.50%, 5/15/15		1,385	1,433,475
Frac Tech Services LLC, 7.13%, 11/15/18 (a)		895	926,325

			2,359,800

Food & Staples Retailing — 0.5%
BI-LO LLC, 9.25%, 2/15/19 (a)		545	566,800
Rite Aid Corp., 9.75%, 6/12/16		1,590	1,790,738

			2,357,538

Food Products — 0.7%
B&G Foods, Inc., 7.63%, 1/15/18		900	960,750
Blue Merger Sub, Inc., 7.63%, 2/15/19 (a)		1,730	1,747,300
Smithfield Foods, Inc., 10.00%, 7/15/14		449	529,820

			3,237,870

Gas Utilities — 0.1%
Targa Resources Partners LP, 6.88%, 2/01/21 (a)		485	480,150

Health Care Equipment & Supplies — 0.3%
DJO Finance LLC, 10.88%, 11/15/14		1,345	1,474,456

Health Care Providers & Services — 1.8%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (a)		455	474,338
HCA, Inc., 7.88%, 2/15/20		1,620	1,779,975
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		405	416,138
Omnicare, Inc., 6.88%, 12/15/15		1,055	1,089,287
Priory Group Ltd., 7.00%, 2/15/18	GBP	108	179,959
Tenet Healthcare Corp.:
9.00%, 5/01/15	USD	680	748,000
8.88%, 7/01/19		3,280	3,731,000

			8,418,697

Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)		2,980	3,494,050
MedAssets, Inc., 8.00%, 11/15/18 (a)		270	277,425

			3,771,475

Hotels, Restaurants & Leisure — 1.4%
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18		475	446,500
CityCenter Holdings LLC, 7.63%, 1/15/16 (a)		555	578,588
Diamond Resorts Corp., 12.00%, 8/15/18 (a)		1,040	1,115,400
HRP Myrtle Beach Holdings LLC, 14.67%, 4/01/14 (a)(c)(d)		6,892	689
HRP Myrtle Beach Operations LLC (a)(c)(d):
7.38%, 4/01/12		5,000	500
11.89%, 4/01/13		5,000	500
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		774	638,550
MGM Resorts International, 11.13%, 11/15/17		1,340	1,544,350
Travelport LLC, 4.94%, 9/01/14 (b)		2,160	1,927,800
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (c)(d)		530	53

			6,252,930

Household Durables — 1.4%
Beazer Homes USA, Inc.:
12.00%, 10/15/17		1,700	1,976,250
9.13%, 6/15/18		275	283,938
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16		1,695	1,836,956
Standard Pacific Corp. (a):
8.38%, 5/15/18		785	832,100
8.38%, 1/15/21		1,280	1,350,400

			6,279,644

See Notes to Financial Statements.

36	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

IT Services — 0.5%
First Data Corp. (a):
8.25%, 1/15/21	USD	1,636	$1,627,820
12.63%, 1/15/21		644	674,590

			2,302,410

Independent Power Producers &
Energy Traders — 3.0%
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (a)		1,750	1,898,750
Calpine Corp., 7.50%, 2/15/21 (a)		945	966,263
Energy Future Holdings Corp., 10.00%, 1/15/20 (a)		3,190	3,321,913
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		2,515	2,625,288
NRG Energy, Inc.:
7.63%, 1/15/18 (a)		4,750	4,945,937
8.50%, 6/15/19		250	266,250

			14,024,401

Industrial Conglomerates — 1.6%
Sequa Corp. (a):
11.75%, 12/01/15		2,850	3,092,250
13.50%, 12/01/15 (g)		4,023	4,455,301

			7,547,551

Insurance — 0.5%
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)		2,014	2,144,910

Machinery — 0.5%
Navistar International Corp., 8.25%, 11/01/21		1,340	1,484,050
Titan International, Inc., 7.88%, 10/01/17 (a)		940	1,005,800

			2,489,850

Media — 5.7%
CCO Holdings LLC, 7.88%, 4/30/18		2,075	2,215,063
CSC Holdings, Inc., 8.50%, 4/15/14		680	761,600
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (a)		2,385	2,474,437
Checkout Holding Corp., 10.98%, 11/15/15 (a)(f)		1,425	919,125
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		639	709,290
Series B, 9.25%, 12/15/17		5,422	6,031,975
DISH DBS Corp., 7.00%, 10/01/13		3,000	3,225,000
Interactive Data Corp., 10.25%, 8/01/18 (a)		1,715	1,920,800
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		1,020	1,096,500
Nielsen Finance LLC, 11.63%, 2/01/14		1,239	1,455,825
ProQuest LLC, 9.00%, 10/15/18 (a)		415	429,525
Regal Entertainment Group, 9.13%, 8/15/18		640	684,800
UPC Germany GmbH, 8.13%, 12/01/17 (a)		3,000	3,217,500
Ziggo Finance BV, 6.13%, 11/15/17 (a)	EUR	655	924,209

			26,065,649

Metals & Mining — 1.6%
Drummond Co., Inc., 9.00%, 10/15/14 (a)	USD	1,056	1,127,280
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (a)		2,070	2,147,625
Novelis, Inc., 8.75%, 12/15/20 (a)		3,855	4,250,137
RathGibson, Inc., 11.25%, 2/15/14 (c)(d)		4,440	444

			7,525,486

Multiline Retail — 0.4%
Dollar General Corp., 11.88%, 7/15/17 (g)		1,775	2,052,344

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels — 4.5%
Chesapeake Energy Corp.:
6.63%, 8/15/20	USD	2,645	$2,777,250
6.13%, 2/15/21		1,240	1,264,800
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		436	475,240
Consol Energy, Inc., 8.25%, 4/01/20		1,750	1,929,375
Crosstex Energy LP, 8.88%, 2/15/18		100	110,250
Denbury Resources, Inc.:
9.75%, 3/01/16		925	1,049,875
8.25%, 2/15/20		670	745,375
6.38%, 8/15/21		570	575,700
El Paso Corp., 7.00%, 6/15/17		1,575	1,759,620
Energy Transfer Equity LP, 7.50%, 10/15/20		240	260,100
Forest Oil Corp., 8.50%, 2/15/14		470	522,875
Hilcorp Energy I LP, 7.63%, 4/15/21 (a)		2,165	2,284,075
Linn Energy LLC (a):
8.63%, 4/15/20		1,115	1,243,225
7.75%, 2/01/21		1,125	1,195,312
Niska Gas Storage US LLC, 8.88%, 3/15/18 (a)		1,600	1,744,000
Oasis Petroleum, Inc., 7.25%, 2/01/19 (a)		375	380,625
Petrohawk Energy Corp., 7.25%, 8/15/18		855	884,925
Titan Petrochemicals Group Ltd., 8.50%, 3/18/12 (a)		1,760	1,372,800
United Refining Co., 10.50%, 2/28/18 (a)(h)		390	386,100

			20,961,522

Paper & Forest Products — 2.7%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(g)		4,420	4,485,792
Clearwater Paper Corp., 10.63%, 6/15/16		640	731,200
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		2,950	3,326,125
NewPage Corp., 11.38%, 12/31/14		2,615	2,608,463
Verso Paper Holdings LLC:
11.50%, 7/01/14		550	606,375
Series B, 4.05%, 8/01/14 (b)		890	885,550

			12,643,505

Pharmaceuticals — 0.5%

Angiotech Pharmaceuticals, Inc., 4.06%, 12/01/13 (b)		1,335	1,121,400
Novasep Holding SAS, 9.63%, 12/15/16 (a)	EUR	474	529,821
Valeant Pharmaceuticals International (a):
6.75%, 10/01/17	USD	315	326,025
7.00%, 10/01/20		400	413,500

			2,390,746

Professional Services — 0.1%
FTI Consulting, Inc., 6.75%, 10/01/20 (a)		560	560,000

Real Estate Investment Trusts (REITs) — 0.3%
Omega Healthcare Investors, Inc.:
7.50%, 2/15/20		1,010	1,070,600
6.75%, 10/15/22 (a)		450	454,500

			1,525,100

Real Estate Management & Development — 0.8%
Realogy Corp. (a):
11.50%, 4/15/17		1,295	1,379,175
7.88%, 2/15/19		2,300	2,308,625

			3,687,800

Road & Rail — 0.9%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		280	297,150
Florida East Coast Railway Corp., 8.13%, 2/01/17 (a)		370	386,650
The Hertz Corp. (a):
7.50%, 10/15/18		1,750	1,852,812
6.75%, 4/15/19		730	744,600
7.38%, 1/15/21		810	846,450

			4,127,662

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	37

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Specialty Retail — 0.3%
United Auto Group, Inc., 7.75%, 12/15/16	USD	1,275	$1,316,438

Textiles, Apparel & Luxury Goods — 0.1%
Phillips-Van Heusen Corp., 7.75%, 11/15/23		410	451,548

Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (a)		353	366,238

Wireless Telecommunication Services — 2.5%
Cricket Communications, Inc., 7.75%, 5/15/16		3,050	3,225,375
Digicel Group Ltd. (a):
9.13%, 1/15/15		3,948	4,111,842
8.25%, 9/01/17		810	846,450
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (a)		980	1,006,950
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		815	821,622
Sprint Capital Corp.:
8.38%, 3/15/12		625	663,281
6.88%, 11/15/28		760	684,950

			11,360,470

Total Corporate Bonds — 56.2%			259,246,050

Floating Rate Loan Interests (b)

Aerospace & Defense — 0.6%
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit Linked Deposit, 0.20%, 3/26/14		82	73,486
Term Loan, 2.26% – 2.30%, 3/26/14		1,454	1,299,411
TransDigm, Inc., Term Loan (First Lien), 5.25%, 2/14/17		1,500	1,508,955

			2,881,852

Airlines — 0.4%
Delta Air Lines, Inc., Credit-Linked Deposit Loan, 0.11% – 2.26%, 4/30/12		1,940	1,925,450

Auto Components — 0.8%
Allison Transmission, Inc., Term Loan, 3.02%, 8/07/14		2,148	2,140,345
Armored Auto Group, Inc. (FKA Viking Acquisition, Inc.), Term Loan, 6.00%, 11/02/16		1,560	1,567,800

			3,708,145

Biotechnology — 0.3%
Grifols SA, Term Loan B, 6.00%, 10/01/16		1,405	1,421,392

Building Products — 1.6%
CPG International I, Inc., Term Loan B, 6.00%, 2/03/17		1,200	1,203,756
Goodman Global, Inc.:
Initial Term Loan (First Lien), 5.75%, 10/13/16		3,242	3,265,683
Term Loan (Second Lien), 9.00%, 10/13/17		1,200	1,236,750
Momentive Performance Materials (Blitz 06-103 GmbH), Tranche B-2B Term Loan, 4.36%, 5/05/15	EUR	1,069	1,435,185

			7,141,374

Capital Markets — 1.0%
HarbourVest Partners, Term Loan, 6.25%, 12/17/16	USD	1,975	1,984,875
Nuveen Investments, Inc.:
Extended Term Loan (First Lien), 3.30%, 11/13/14		968	938,979
Non-Extended Term Loan (First Lien), 5.80% – 5.81%, 5/13/17		1,682	1,675,258

			4,599,112

Floating Rate Loan Interests (b)	Par (000)		Value

Chemicals — 4.6%
AZ Chem US, Inc., Term Loan B, 6.75%, 11/18/16	USD	1,187	$1,199,353
CF Industries, Inc., Term Loan B-1, 4.25%, 4/05/15		169	169,669
Chemtura Corp., Term Facility, 5.50%, 8/16/16		1,300	1,310,292
General Chemical Corp., Tranche B Term Loan, 6.75% – 7.25%, 9/30/15		2,569	2,607,091
MacDermid, Inc., Tranche C Term Loan, 3.07%, 12/15/13	EUR	692	923,558
Nexeo Solutions LLC, Term Loan B, 5.00%, 8/31/17	USD	1,100	1,103,209
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Facility (First Lien), 3.52% – 3.56%, 7/30/14		2,925	2,877,464
Solutia, Inc., Term Loan, 4.50%, 3/17/17		1,541	1,543,024
Styron Sarl, Term Loan B, 6.00%, 7/27/17		2,800	2,825,200
Tronox Worldwide LLC, Exit Term Loan, 7.00%, 12/24/15		3,965	3,998,029
Univar, Inc., Term Loan B, 5.00%, 6/30/17		2,400	2,408,251

			20,965,140

Commercial Banks — 0.4%
CIT Group, Inc., Tranche 3 Term Loan, 6.25%, 8/11/15		1,950	1,974,781

Commercial Services & Supplies — 2.1%
ARAMARK Corp.:
Letter of Credit — 1 Facility, 0.11%, 1/26/14		28	27,496
Letter of Credit — 2 Facility, 0.11%, 7/26/16		29	28,881
US Term Loan, 2.18%, 1/26/14		342	341,322
US Term Loan B, 3.55%, 7/26/16		438	439,162
AWAS Finance Luxembourg Sarl, Loan, 7.75%, 6/10/16		830	852,306
Altegrity, Inc. (FKA US Investigations Services, Inc.), Tranche D Term Loan, 7.75%, 2/21/15		2,985	3,044,700
Casella Waste Systems, Inc., Term Loan B, 7.00%, 4/09/14		384	384,150
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		975	983,357
Quad/Graphics, Inc., Term Loan, 5.50%, 4/20/16		945	940,918
Synagro Technologies, Inc., Term Loan (First Lien), 2.27%, 4/02/16		981	912,557
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50% – 10.75%, 8/24/16		1,796	1,812,701

			9,767,550

Communications Equipment — 1.4%
Avaya, Inc.:
Term Loan B, 3.03%, 10/24/14		1,842	1,785,769
Term Loan B-3, 4.81%, 10/24/17		2,951	2,890,854
CommScope, Inc., Term Loan B, 5.00%, 1/06/18		1,500	1,521,874

			6,198,497

Construction & Engineering — 0.6%
Safway Services, LLC, First Out Tranche Loan, 9.00%, 12/18/17		2,750	2,750,000

Construction Materials — 0.1%
Fairmount Minerals Ltd., Tranche B Term Loan, 6.25% – 6.75%, 8/05/16		642	648,785

Consumer Finance — 1.1%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 7.25%, 4/21/15		5,000	5,044,500

Containers & Packaging — 0.4%
Berry Plastics Holding Corp., Term Loan C, 2.29% – 2.31%, 4/03/15		341	331,776
Graham Packaging Co., LP, Term Loan D, 6.00%, 9/16/16		1,696	1,708,771

			2,040,547

See Notes to Financial Statements.

38	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Diversified Consumer Services — 2.6%
Coinmach Service Corp., Term Loan, 3.26% – 3.31%, 11/14/14	USD	4,559	$4,274,515
Laureate Education:
Closing Date Term Loan, 3.55%, 8/17/14		712	697,097
Delayed Draw Term Loan, 3.55%, 8/15/14		107	104,365
Series A New Term Loan, 7.00%, 8/15/14		4,000	4,023,364
ServiceMaster Co.:
Closing Date Term Loan, 2.76% – 2.81%, 7/24/14		2,665	2,623,789
Delayed Draw Term Loan, 2.77%, 7/24/14		265	261,290

			11,984,420

Diversified Financial Services — 1.1%
Reynolds Group Holdings, Inc., Term Loan E, 4.25%, 2/09/18		3,000	3,015,624
Whitelabel IV SA (Ontex):
Facility B1, 6.75%, 8/11/17	EUR	565	788,938
Facility B2, 6.75%, 8/11/17		935	1,305,589
			5,110,151

Diversified Telecommunication Services — 1.1%
Hawaiian Telcom Communications, Inc., Term Loan, 9.00%, 10/28/15	USD	3,618	3,679,911
Level 3 Financing, Inc., Tranche A Incremental Term Loan, 2.55%, 3/13/14		1,600	1,560,000

			5,239,911

Electric Utilities — 0.7%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17		2,962	2,990,658

Electrical Equipment — 0.1%
Generac Acquisition Corp., Term Loan (First Lien), 2.76% – 2.80%, 11/10/13		308	306,243

Electronic Equipment, Instruments & Components — 0.9%
CDW LLC (FKA CDW Corp.):
Extended Term Loan B, 3.51%, 7/15/17		1,793	1,792,843
Non-Extended Term Loan, 4.26%, 10/10/14		2,295	2,289,900

			4,082,743

Energy Equipment & Services — 0.4%
MEG Energy Corp., Tranche D Term Loan, 6.00%, 4/03/16		1,677	1,692,446

Food & Staples Retailing — 2.0%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 3.58%, 7/09/15	GBP	3,000	4,700,150
Pilot Travel Centers LLC, Initial Tranche B Term Loan, 5.25%, 6/30/16	USD	2,146	2,164,113
U.S. Foodservice, Inc., Term Loan B, 2.76%, 7/03/14		2,209	2,132,366

			8,996,629

Food Products — 3.6%
Advance Pierre Foods, Term Loan:
11.25%, 9/29/17		1,800	1,845,000
(Second Lien), 7.00%, 9/29/16		2,893	2,912,638
Del Monte Corp., Term Loan B, 4.50%, 2/01/18		5,050	5,081,562
Green Mountain Coffee Roasters, Inc., Term B Facility, 5.50%, 11/09/16		1,200	1,207,875
Michaels Foods Group, Inc. (FKA M-Foods Holdings, Inc.), Term Loan B, 4.25%, 2/25/18		1,159	1,169,152
Pinnacle Foods Finance LLC, Tranche D Term Loan, 6.00%, 4/02/14		1,505	1,516,295

Floating Rate Loan Interests (b)	Par (000)		Value

Food Products (concluded)
Solvest, Ltd. (Dole):
Tranche B-1 Term Loan, 5.00% – 5.50%, 3/02/17	USD	793	$798,582
Tranche C-1 Term Loan, 5.00% – 5.50%, 3/02/17		1,969	1,982,342

			16,513,446

Health Care Equipment & Supplies — 0.4%
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC), Term Loan, 3.26%, 5/20/14		1,722	1,709,233

Health Care Providers & Services — 4.7%
CHS/Community Health Systems, Inc.:
Extended Term Loan, 3.76% – 3.81%, 1/25/17		1,440	1,443,462
Non-Extended Delayed Draw Term Loan, 2.51% – 2.56%, 7/25/14		125	123,826
Non-Extended Term Loan, 2.51% – 2.56%, 7/25/14		2,443	2,423,527
ConvaTec, Inc., Dollar Term Loan, 5.75%, 10/20/16		1,300	1,305,958
DaVita, Inc., Tranche B Term Loan, 4.50%, 10/20/16		2,000	2,014,272
HCA, Inc.:
Tranche A-1 Term Loan, 1.55%, 11/16/12		4,494	4,469,177
Tranche B-1 Term Loan, 2.56%, 11/18/13		245	244,183
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		2,518	2,467,150
Tranche A Term Loan, 8.50%, 2/22/15		720	705,778
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 7/31/16		3,473	3,488,344
Renal Advantage Holdings, Inc., Tranche B Term Loan, 5.75%, 12/03/16		1,300	1,317,875
Vanguard Health Holding Co. II, LLC (Vanguard Health Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16		1,836	1,847,469

			21,851,021

Health Care Technology — 1.0%
IMS Health, Inc., Tranche B Dollar Term Loan, 5.25%, 2/26/16		2,721	2,743,392
MedAssets, Inc., Term Loan B, 5.25%, 11/15/16		1,600	1,612,000

			4,355,392

Hotels, Restaurants & Leisure — 5.1%
Blackstone UTP Capital LLC, Loan, 7.75%, 11/06/14		2,475	2,524,500
Dunkin’ Brands, Inc., Term Loan B-1, 4.25%, 11/09/17		2,900	2,919,920
Gateway Casinos & Entertainment, Ltd., Term Loan B, 6.50% – 7.50%, 5/12/16	CAD	1,100	1,137,165
Harrah’s Operating Co., Inc.:
Term Loan B-1, 3.30%, 1/28/15	USD	1,424	1,321,694
Term Loan B-2, 3.30%, 1/28/15		1,260	1,167,301
Term Loan B-3, 3.30%, 1/28/15		5,815	5,398,829
Term Loan B-4, 9.50%, 10/31/16		578	611,989
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B Loan, 4.00%, 8/17/17		2,624	2,630,235
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 5.50%, 6/30/16		3,386	3,424,460
Travelport LLC (FKA Travelport, Inc.), Extended Delayed Draw Term Loan, 4.96%, 8/21/15		499	484,215
VML US Finance LLC (FKA Venetian Macau):
New Project Term Loan, 4.79%, 5/27/13		822	821,656
Term B Delayed Draw Project Loan, 4.79%, 5/25/12		1,051	1,052,108
Term B Funded Project Loan, 4.79%, 5/27/13		182	182,184

			23,676,256

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	39

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Household Durables — 0.8%
Visant Corp. (FKA Jostens):
Term Loan, 5.25%, 12/22/16	USD	1,800	$1,800,000
Tranche B Term Loan, 7.00%, 12/20/16		1,895	1,912,212

			3,712,212

IT Services — 3.2%
Ceridian Corp., US Term Loan, 3.26%, 11/09/14		3,085	3,037,847
EVERTEC, Inc., Term Loan B, 7.00%, 8/20/16		522	526,693
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		1,625	1,538,396
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		3,938	3,729,008
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		2,326	2,202,238
TransUnion LLC, Replacement Term Loan, 4.75%, 2/03/18		3,730	3,750,518

			14,784,700

Independent Power Producers & Energy Traders — 0.4%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.76% – 3.80%, 10/10/14		2,160	1,820,444
Initial Tranche B-3 Term Loan, 3.76% – 3.80%, 10/10/14		195	164,329

			1,984,773

Industrial Conglomerates — 0.8%
Sequa Corp., Term Loan, 3.56%, 12/03/14		1,393	1,378,200
Tomkins Plc, Term Loan A, 4.25%, 9/16/16		2,467	2,486,979

			3,865,179

Internet & Catalog Retail — 0.2%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/26/14		1,025	1,027,562

Leisure Equipment & Products — 0.3%
EB Sports Corp., Loan, 0%, 5/01/12		1,551	1,550,765

Media — 10.4%
Acosta, Inc., Term Loan, 4.75%, 2/03/18		1,800	1,813,500
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/09/16		993	997,463
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 2.55%, 7/03/14		1,247	1,199,712
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,266	1,272,009
Charter Communications Operating, LLC:
Term Loan B, 7.25%, 3/06/14		674	679,805
Term Loan C, 3.56%, 9/06/16		2,684	2,689,820
Ellis Communications KDOC, LLC, Loan, 10.00%, 12/30/11		6,303	2,363,533
Getty Images, Inc., Initial Term Loan, 5.25%, 10/29/16		2,793	2,827,041
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.01%, 6/12/14		2,368	2,248,566
Intelsat Jackson Holdings SA (FKA Intel Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 3/07/18		8,000	8,053,752
Interactive Data Corp., Term Loan, 4.75%, 2/08/18		1,700	1,713,964
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 3.68%, 6/30/15	EUR	304	385,163
Facility C1, 3.93%, 6/30/16		608	770,326
Mediacom Illinois, LLC (FKA Mediacom Communications, LLC), Tranche D Term Loan, 5.50%, 3/31/17	USD	988	993,672
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		4,250	4,518,281
Sinclair Television Group, Inc., New Tranche B Term Loan, 5.50%, 10/29/15		1,587	1,604,475

Floating Rate Loan Interests (b)	Par (000)		Value

Media (concluded)
Springer Science+Business Media SA, Facility A1, 6.75%, 7/01/16	EUR	1,900	$2,648,138
Sunshine Acquisition Ltd. (FKA HIT Entertainment), Term Facility, 5.56%, 6/01/12	USD	1,926	1,885,478
UPC Broadband Holding B.V., Term U, 4.88%, 12/31/17	EUR	1,246	1,713,299
Univision Communications, Inc., Extended First Lien Term Loan, 4.51%, 3/31/17		2,463	2,395,371
Virgin Media Investment Holdings Ltd., Facility B, 4.52%, 12/31/15	GBP	1,250	2,031,875
Weather Channel, Term Loan B, 4.25%, 2/01/17	USD	1,700	1,715,725
Yell Group Plc/Yell Finance (UK) Ltd., Facility A3, 2.76%, 8/09/11		1,266	1,227,656

			47,748,624

Metals & Mining — 1.2%
Euramax International, Inc., Domestic Term Loan:
10.00%, 6/29/13		1,286	1,238,193
14.00%, 6/29/13		1,252	1,205,462
Novelis Corp., Term Loan, 5.25%, 12/01/16		3,150	3,187,126

			5,630,781

Multi-Utilities — 0.1%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.):
Synthetic Letter of Credit, 0.16%, 11/01/13		9	8,507
Term B Advance (First Lien), 2.81%, 11/01/13		421	418,363

			426,870

Multiline Retail — 1.6%
Dollar General Corp., Tranche B-2 Term Loan, 3.01%, 7/07/14		1,439	1,439,290
Hema Holding BV:
Facility B, 2.91%, 7/05/15	EUR	369	504,799
Facility C, 3.66%, 7/05/16		369	504,798
Facility D, 5.91%, 1/01/17		2,900	3,931,844
The Neiman Marcus Group, Inc., Tranche B-2 Term Loan, 4.30%, 4/06/16	USD	961	965,276

			7,346,007

Oil, Gas & Consumable Fuels — 1.4%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/30/15		3,856	3,951,945
Turbo Beta Ltd., Dollar Facility, 14.50%, 3/15/18		6,306	2,585,544

			6,537,489

Paper & Forest Products — 0.9%
Georgia-Pacific LLC, Term Loan B, 2.30%, 12/23/12		156	155,837
Verso Paper Finance Holdings LLC, Term Loan With PIK Option, 6.55% – 7.30%, 2/01/13 (g)		4,351	3,915,875

			4,071,712

Personal Products — 0.7%
NBTY, Inc., Term Loan B:
6.25%, 9/20/17		1,700	1,717,354
4.75%, 10/01/17		1,595	1,595,000

			3,312,354

Pharmaceuticals — 0.8%
Axcan Intermediate Holdings, Inc., Term Loan, 5.50%, 2/03/17		1,200	1,203,000
Warner Chilcott Corp.:
Additional Term Loan C-3, 6.25%, 4/30/15		673	677,174
Term Loan A, 6.00%, 10/30/14		671	670,797
Term Loan B, 6.25%, 4/30/15		268	269,729
Term Loan B-2, 6.25%, 4/30/15		443	445,717
Term Loan B-3, 6.50%, 2/20/16		277	279,045

			3,545,462

See Notes to Financial Statements.

40	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value

Professional Services — 0.9%
Booz Allen Hamilton, Inc., Tranche B Term Loan, 4.00%, 8/01/17	USD	2,125	$2,145,188
Fifth Third Processing Solutions, LLC, Term Loan B (First Lien), 5.50%, 10/21/16		2,100	2,116,275

			4,261,463

Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan (Second Lien), 1.76%, 6/28/11		400	394,500

Real Estate Management & Development — 1.5%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan, 0.11%, 10/10/16		585	561,374
Extended Term Loan B, 4.56%, 10/10/16		5,727	5,492,345
Initial Term Loan B, 4.56%, 10/10/13		738	707,560
Synthetic Letter of Credit, 4.51%, 10/10/13		87	83,851

			6,845,130

Semiconductors & Semiconductor Equipment — 0.4%
Freescale Semiconductor, Inc., Term Loan B, 4.51%, 12/01/16		735	733,789
Microsemi Corp., Term Loan B, 5.00%, 10/25/17		1,300	1,303,250

			2,037,039

Software — 0.2%
Telcordia Technologies, Inc., Term Loan, 6.75%, 4/30/16		1,092	1,097,891

Specialty Retail — 2.3%
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25%, 2/18/17		1,425	1,429,749
Gymboree Corp., Term Loan B, 5.00%, 2/11/18		1,150	1,153,450
J. Crew Group, Inc., Term Loan B, 5.25%, 2/01/18		2,100	2,100,000
Michaels Stores, Inc.:
Term Loan B-1, 2.56% – 2.63%, 10/31/13		980	977,201
Term Loan B-2, 4.81% – 4.88%, 7/31/16		502	506,526
Petco Animal Supplies, Inc., Term Loan B, 4.75%, 11/24/17		2,735	2,735,000
Toys ‘R’ Us Delaware, Inc., Initial Loan, 6.00%, 8/17/16		1,731	1,744,015

			10,645,941

Textiles, Apparel & Luxury Goods — 0.3%
Philips Van Huesen Corp., US Tranche B Term Loan, 5.25%, 5/06/16		1,215	1,220,175

Wireless Telecommunication Services — 1.3%
Vodafone Americas Finance 2 Inc., Initial Loan, 6.88%, 7/30/15		5,694	5,893,615

Total Floating Rate Loan Interests — 68.9%			317,515,918

Other Interests (i)		Beneficial Interest (000)

Auto Components — 0.0%
Intermet Liquidating Trust, Class A		833	8

Diversified Financial Services — 0.3%
J.G. Wentworth LLC Preferred Equity Interests (j)		1	1,190,711

Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.		1,440	14

Household Durables — 0.2%
Stanley Martin, Class B Membership Units (j)		2	1,166,608

Other Interests (i)		Beneficial Interest (000)	Value

Media — 0.0%
Adelphia Escrow	USD	7,500	$75
Adelphia Preferred Escrow		5	—
Adelphia Recovery Trust		9,406	941
Adelphia Recovery Trust, Series ACC-6B INT		500	5

			1,021

Metals & Mining — 0.5%
RathGibson Acquisition Corp., LLC (j)		280	2,399,439

Specialty Retail — 0.0%
Movie Gallery, Inc. Default Escrow		21,700	217

Total Other Interests — 1.0%			4,758,018

Warrants (k)		Shares

Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)		126,761	1

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)		1,216	12

Media — 0.0%
Charter Communications, Inc. (Expires 11/30/14)		12,661	113,949

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)		4	—

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		1,247	13
HMH Holdings/EduMedia (Expires 3/09/17)		24,924	—

			13

Total Warrants — 0.0%			113,975

Total Long-Term Investments (Cost — $646,129,197) — 130.0%			599,412,420

Short-Term Securities		Beneficial Interest (000)

Bank of New York Cash Reserves, 0.01% (l)	USD	4,326	4,325,609

		Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (l)(m)		436,377	436,377

Total Short-Term Securities (Cost — $4,761,986) — 1.0%			4,761,986

Total Investments (Cost — $650,891,183*) — 131.0%			604,174,406
Liabilities in Excess of Other Assets — (31.0)%			(142,927,215)

Net Assets — 100.0%			$461,247,191

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes were as follows:

Aggregate cost	$646,863,438

Gross unrealized appreciation	$32,757,513
Gross unrealized depreciation	(75,446,545)

Net unrealized depreciation	$(42,689,032)

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	41

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Convertible security.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Credit Suisse International	$386,100	$9,968

(i)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)	The investment is held by a wholly-owned taxable subsidiary of the Fund.

(k)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(l)	Represents the current yield as of report date.

(m)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2010	Net Activity	Shares Held at February 28, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,319,723	(883,346)	436,377	$6,758

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of February 28, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	1,665,000	USD	1,686,879	Deutsche Bank AG	4/14/11	$25,186
USD	3,144,142	CAD	3,122,000	Citibank NA	4/14/11	(66,108)
USD	3,777,540	GBP	2,421,500	Citibank NA	4/14/11	(157,331)
USD	2,160,883	GBP	1,340,500	Deutsche Bank AG	4/14/11	(17,393)
EUR	978,000	USD	1,342,980	Citibank NA	4/27/11	5,643
USD	26,131,156	EUR	19,102,000	Citibank NA	4/27/11	(209,746)
USD	643,525	EUR	470,000	Royal Bank of Scotland	4/27/11	(4,586)

Total						$(424,335)

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Depreciation

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs International	12/20/11	$855	$(38,989)

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs International	9/20/13	$250	(38,968)

Total					$(77,957)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$3,136,080	$6,393,325	$9,529,405
Common Stocks	$2,284,046	5,038,422	926,586	8,249,054
Corporate Bonds	—	246,469,012	12,777,038	259,246,050
Floating Rate Loan Interests	—	266,762,262	50,753,656	317,515,918
Other Interests	941	—	4,757,077	4,758,018
Warrants	113,949	—	26	113,975
Short-Term Securities	436,377	4,325,609	—	4,761,986
Unfunded Loan Commitments	—	37,225	—	37,225

Total	$2,835,313	$525,768,610	$75,607,708	$604,211,631

See Notes to Financial Statements.

42	ANNUAL REPORT	FEBRUARY 28, 2011

**************

Schedule of Investments (concluded)	BlackRock Debt Strategies Fund, Inc. (DSU)

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$30,829	—	$30,829
Liabilities:
Credit contracts	—	(77,957)	—	(77,957)
Foreign currency exchange contracts	—	(455,164)	—	(455,164)

Total	—	$(502,292)	—	$(502,292)

[1]

Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total

Assets:
Balance, as of February 28, 2010	—	$311,675	$11,805,208	$58,483,045	$2,253,500	$31,175	$72,884,603
Accrued discounts/premiums	$12,821	—	533,581	686,771	—	—	1,233,173
Net realized gain (loss)	50,993	—	238,047	(9,765,991)	364,537	(79,953)	(9,192,367)
Net change in unrealized appreciation/depreciation[2]	120,324	(1,145,463)	2,530,290	12,157,544	1,149,754	48,789	14,861,238
Purchases	7,206,687	2,511,924	740,336	32,272,189	2,668,500	15	45,399,651
Sales	(997,500)	—	(3,070,477)	(46,615,324)	(1,678,273)	—	(52,361,574)
Transfers in3	—	—	53	7,555,783	—	—	7,555,836
Transfers out[3]	—	(751,550)	—	(4,020,361)	(941)	—	(4,772,852)

Balance, as of February 28, 2011	$6,393,325	$926,586	$12,777,038	$50,753,656	$4,757,077	$26	$75,607,708

[2]

Included in the net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on February 28, 2011 was $2,969,358.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts

Liabilities:
Balance, as of February 28, 2010	$(94,696)
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	94,696
Purchases	—
Sales	—
Transfers in5	—
Transfers out[5]	—

Balance, as of February 28, 2011	—

[4]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on February 28, 2011 was $0.

[5]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

	ANNUAL REPORT	FEBRUARY 28, 2011	43

Schedule of Investments February 28, 2011	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

ARES CLO Funds (a)(b):
Series 2005-10A, Class B, 0.69%, 9/18/17	USD	500	$440,000
Series 2011-16A, Class C, 2.90%, 5/17/21 (c)		500	493,150
Ballyrock CDO Ltd., Series 2006-1A, Class B, 0.66%, 8/28/19 (a)(b)		500	428,750
Canaras Summit CLO Ltd., Series 2007-1A, Class B, 0.78%, 6/19/21 (a)(b)		395	337,543
Centurion CDO 9 Ltd., Series 2005-9A, Class B, 1.07%, 7/17/19 (a)(b)		500	411,605
Flagship CLO, Series 2006-1A, Class B, 0.64%, 9/20/19 (a)(b)		1,000	825,000
Fraser Sullivan CLO Ltd., Series 2006-2A, Class B, 0.70%, 12/20/20 (a)(b)		500	441,875
Gannett Peak CLO Ltd., Class A2:
Series 2006-1A, 0.66%, 10/27/20 (a)(b)		440	378,950
Series 2006-1X, 0.66%, 10/27/20		305	256,963
Goldman Sachs Asset Management CLO Plc, Series 2007-1A, Class B, 0.75%, 8/01/22 (a)(b)		665	558,932
KKR CLO Ltd., Series 2005-1A, Class B, 0.75%, 4/26/17 (a)(b)		500	456,250
Landmark CDO Ltd., Series 2006-8A, Class B, 0.66%, 10/19/20 (a)(b)		570	495,809
MAPS CLO Fund LLC, Series 2005-1A, Class C, 1.25%, 12/21/17 (a)(b)		300	261,750
Portola CLO Ltd., Series 2007-1X, Class B1, 1.76%, 11/15/21		405	374,625
T2 Income Fund CLO Ltd., Series 2007-1A, Class B, 0.90%, 7/15/19 (a)(b)		345	295,986

Total Asset-Backed Securities — 4.3%			6,457,188

Common Stocks (d)	Shares

Chemicals — 0.0%
GEO Specialty Chemicals, Inc.		10,732	4,120
Wellman Holdings, Inc.		181	9

			4,129

Construction Materials — 0.0%
Nortek, Inc.		710	31,595

Electrical Equipment — 0.0%
Medis Technologies Ltd.		13,053	274

Semiconductors & Semiconductor Equipment — 0.1%
SunPower Corp., Class B		5,332	90,005

Software — 0.1%
HMH Holdings/EduMedia		47,227	236,135

Total Common Stocks — 0.2%			362,138

Corporate Bonds	Par (000)

Airlines — 0.4%
Air Canada, 9.25%, 8/01/15 (a)	USD	250	267,500
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		270	292,181

			559,681

Auto Components — 0.8%
Delphi International Holdings Unsecured, 12.00%, 10/06/14		16	17,769
Icahn Enterprises LP, 7.75%, 1/15/16		1,105	1,140,912

			1,158,681

Corporate Bonds	Par (000)		Value

Capital Markets — 0.0%
E*Trade Financial Corp., 4.25%, 8/31/19 (a)(e)(f)	USD	46	$71,070

Chemicals — 1.3%
CF Industries, Inc., 6.88%, 5/01/18		480	530,100
GEO Specialty Chemicals, Inc. (a):
7.50%, 3/31/15 (e)(g)		702	702,101
10.00%, 3/31/15		691	638,768
Wellman Holdings, Inc., Subordinate Note (Third Lien), 5.00%, 1/29/19 (e)(g)		200	78,075

			1,949,044

Commercial Banks — 1.3%
CIT Group, Inc.:
7.00%, 5/01/14		80	81,550
7.00%, 5/01/16		220	221,925
7.00%, 5/01/17		1,660	1,672,450

			1,975,925

Commercial Services & Supplies — 0.6%
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (a)		626	643,215
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		280	301,000

			944,215

Construction Materials — 0.5%
Nortek, Inc., 11.00%, 12/01/13		713	759,510

Consumer Finance — 0.5%
Credit Acceptance Corp., 9.13%, 2/01/17		190	204,725
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		525	564,375

			769,100

Containers & Packaging — 1.3%
Berry Plastics Corp., 8.25%, 11/15/15		900	964,125
OI European Group BV, 6.88%, 3/31/17	EUR	113	162,367
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17		275	402,258
7.75%, 11/15/19		265	391,287

			1,920,037

Diversified Financial Services — 1.4%
Ally Financial, Inc., 2.51%, 12/01/14 (b)	USD	1,175	1,154,620
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		85	93,712
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (a)		300	319,500
Reynolds Group Issuer, Inc. (a):
7.75%, 10/15/16	EUR	200	292,551
6.88%, 2/15/21	USD	210	210,525

			2,070,908

Diversified Telecommunication Services — 0.6%
ITC Deltacom, Inc., 10.50%, 4/01/16		360	395,100
Qwest Communications International, Inc.:
8.00%, 10/01/15		300	327,375
Series B, 7.50%, 2/15/14		217	220,255

			942,730

Electronic Equipment, Instruments & Components — 0.2%
CDW LLC, 8.00%, 12/15/18 (a)		270	290,250

Food & Staples Retailing — 0.1%
AmeriQual Group LLC, 9.50%, 4/01/12 (a)		170	168,300

Food Products — 0.4%
B&G Foods, Inc., 7.63%, 1/15/18		300	320,250
Smithfield Foods, Inc., 10.00%, 7/15/14		187	220,660

			540,910

See Notes to Financial Statements.

44	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Health Care Equipment & Supplies — 0.5%
DJO Finance LLC, 10.88%, 11/15/14	USD	685	$750,931

Health Care Providers & Services — 0.8%
HCA, Inc., 7.25%, 9/15/20		255	275,081
Tenet Healthcare Corp.:
9.00%, 5/01/15		95	104,500
8.88%, 7/01/19		690	784,875

			1,164,456

Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)		980	1,149,050

Hotels, Restaurants & Leisure — 1.0%
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18		25	23,500
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		488	402,600
MGM Resorts International, 10.38%, 5/15/14		260	291,200
Travelport LLC, 4.94%, 9/01/14 (b)		815	727,388

			1,444,688

Independent Power Producers & Energy Traders — 2.6%
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (a)		715	775,775
Energy Future Holdings Corp., 10.00%, 1/15/20 (a)		500	520,676
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		1,425	1,487,489
NRG Energy, Inc., 7.63%, 1/15/18 (a)		1,000	1,041,250

			3,825,190

Industrial Conglomerates — 0.5%
Sequa Corp., 13.50%, 12/01/15 (a)(g)		679	751,624

Media — 2.4%
CSC Holdings, Inc., 8.50%, 4/15/14		230	257,600
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (a)		460	477,250
Checkout Holding Corp., 10.98%, 11/15/15 (a)(f)		460	296,700
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		212	235,320
Series B, 9.25%, 12/15/17		847	942,288
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		330	354,750
UPC Germany GmbH, 8.13%, 12/01/17 (a)		1,000	1,072,500

			3,636,408

Metals & Mining — 0.7%
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (a)		445	461,688
Novelis, Inc., 8.38%, 12/15/17 (a)		495	545,737

			1,007,425

Multiline Retail — 0.2%
Dollar General Corp., 11.88%, 7/15/17 (g)		235	271,719

Oil, Gas & Consumable Fuels — 0.1%
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		144	156,960

Paper & Forest Products — 0.1%
Verso Paper Holdings LLC, Series B, 4.05%, 8/01/14 (b)		180	179,100

Pharmaceuticals — 0.2%
Angiotech Pharmaceuticals, Inc., 4.06%, 12/01/13 (b)		255	214,200
Valeant Pharmaceuticals International (a):
6.75%, 10/01/17		50	51,750
7.00%, 10/01/20		65	67,194

			333,144

Corporate Bonds	Par (000)		Value

Professional Services — 0.1%
FTI Consulting, Inc., 6.75%, 10/01/20 (a)	USD	95	$95,000

Real Estate Investment Trusts (REITs) — 0.1%
Omega Healthcare Investors, Inc., 6.75%, 10/15/22 (a)		75	75,750

Wireless Telecommunication Services — 1.5%
Cricket Communications, Inc., 7.75%, 5/15/16		825	872,437
Digicel Group Ltd. (a):
9.13%, 1/15/15 (g)		399	415,559
8.25%, 9/01/17		265	276,925
iPCS, Inc., 2.43%, 5/01/13 (b)		500	493,750
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		155	156,259

			2,214,930

Total Corporate Bonds — 21.0%			31,176,736

Floating Rate Loan Interests (b)

Aerospace & Defense — 3.0%
DynCorp International, Term Loan, 6.25%, 7/07/16		923	930,184
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit Linked Deposit, 0.20%, 3/26/14		42	37,407
Term Loan, 2.26% – 2.30%, 3/26/14		685	612,434
The SI Organization, Inc., New Tranche B, Term Loan, 4.50%, 11/22/16		1,100	1,108,250
Scitor Corp., Term Loan B, 5.75%, 2/01/17		850	846,813
TransDigm, Inc., Term Loan (First Lien), 5.25%, 2/14/17		950	955,671

			4,490,759

Auto Components — 1.2%
Allison Transmission, Inc., Term Loan, 3.02%, 8/07/14		834	831,186
Armored Auto Group, Inc. (FKA Viking Acquisition, Inc.), Term Loan, 6.00%, 11/05/16		580	582,900
GPX International Tire Corp., Tranche B Term Loan (d)(h):
8.37%, 3/30/12		549	—
0.00%, 4/11/12		9	—
UCI International, Inc., Term Loan, 5.50%, 7/06/17		400	401,375

			1,815,461

Automobiles — 0.8%
Ford Motor Co., Tranche B-1 Term Loan, 3.02%, 12/15/13		1,221	1,220,415

Biotechnology — 0.4%
Grifols SA, Term Loan B, 6.00%, 10/01/16		575	581,709

Building Products — 3.3%
Armstrong World Industries, Inc., Term Loan B, 5.00%, 5/17/17		825	834,273
CPG International I, Inc., Term Loan B, 6.00%, 2/03/17		950	952,974
Goodman Global, Inc., Initial Term Loan (First Lien), 5.75%, 10/13/16		2,494	2,512,064
Momentive Performance Materials (Blitz 06-103 GmbH), Tranche B-25 Term Loan, 4.36%, 5/05/15	EUR	343	460,594
PGT Industries, Inc., Tranche A-2 Term Loan, 6.75%, 2/14/12	USD	213	209,076

			4,968,981

Capital Markets — 1.9%
American Capital Ltd., Term Loan B, 7.50%, 12/31/13		237	238,174
HarbourVest Partners, Term Loan, 6.25%, 12/17/16		988	992,438

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	45

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Capital Markets (concluded)
Nuveen Investments, Inc.:
Extended Term Loan (First Lien), 3.30%, 11/13/14	USD	634	$614,808
Non-Extended Term Loan (First Lien), 5.80% – 5.81%, 5/13/17		916	912,470

			2,757,890

Chemicals — 6.9%
AZ Chem US, Inc., Term Loan B, 6.75%, 11/21/16		594	599,677
Chemtura Corp., Exit Term Loan, 5.50%, 8/29/16		800	806,333
General Chemical Corp., Tranche B Term Loan, 6.75% – 7.25%, 10/06/15		1,047	1,063,086
MacDermid, Inc., Tranche C Term Loan, 3.07%, 4/12/14	EUR	283	377,482
Nexeo Solutions LLC, Term Loan B, 5.00%, 8/31/17	USD	625	626,823
PQ Corp. (FKA Niagara Acquisition, Inc.), Original Term Facility (First Lien), 3.52% – 3.56%, 7/30/14		988	971,646
Rockwood Specialties Group, Inc., Term Loan B, 3.75%, 2/01/18		950	960,094
Solutia, Inc., Term Loan, 4.50%, 3/17/17		548	548,939
Styron Sarl, Term Loan B, 6.00%, 7/27/17		1,400	1,412,600
Tronox Worldwide LLC, Exit Term Loan, 7.00%, 12/14/15		1,460	1,472,162
Univar, Inc., Term Loan B, 5.00%, 6/30/17		1,400	1,404,813

			10,243,655

Commercial Banks — 1.2%
CIT Group, Inc., Tranche 3 Term Loan, 6.25%, 8/11/15		1,700	1,721,604

Commercial Services & Supplies — 4.3%
ARAMARK Corp.:
Letter of Credit — 1 Facility, 0.11%, 1/26/14		9	8,927
Letter of Credit — 2 Facility, 0.11%, 7/26/16		13	12,910
US Term Loan, 2.18%, 1/26/14		111	110,814
US Term Loan B, 3.55%, 7/26/16		196	196,297
AWAS Finance Luxembourg Sarl, Loan, 7.75%, 6/10/16		287	294,200
Advanced Disposal Services, Inc., Term Loan (First Lien), 6.00%, 1/14/15		495	498,094
Altegrity, Inc. (FKA US Investigations Services, Inc.), Tranche D Term Loan, 7.75%, 2/21/15		995	1,014,900
Casella Waste Systems, Inc., Term Loan B, 7.00%, 4/09/14		492	492,500
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		1,000	1,008,571
Diversey, Inc. (FKA Johnson Diversey, Inc.), Tranche B Dollar Term Loan, 5.25%, 11/24/15		429	428,958
Protection One, Inc., Term Loan, 6.00%, 6/04/16		538	539,230
Quad/Graphics, Inc., Term Loan, 5.50%, 4/20/16		299	297,132
Synagro Technologies, Inc., Term Loan (First Lien), 2.27%, 4/02/14		965	897,450
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50% – 10.75%, 8/24/16		524	528,704

			6,328,687

Communications Equipment — 1.8%
Avaya, Inc.:
Term Loan B, 3.03%, 10/24/14		628	608,415
Term Loan B-3, 4.81%, 10/24/17		1,019	998,552
CommScope, Inc., Term Loan B, 5.00%, 1/06/18		1,000	1,014,583

			2,621,550

Construction & Engineering — 0.6%
Safway Services, LLC, First Out Tranche Loan, 9.00%, 12/18/17		900	900,000

Construction Materials — 0.3%
Fairmount Minerals Ltd., Tranche B Term Loan, 6.25% – 6.75%, 8/05/16		452	456,553

Floating Rate Loan Interests (b)	Par (000)		Value

Consumer Finance — 1.4%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 7.25%, 4/21/15	USD	2,075	$2,093,467

Containers & Packaging — 0.8%
Anchor Glass Container Corp., Term Loan (First Lien), 6.00%, 3/02/16		153	153,790
Berry Plastics Holding Corp., Term Loan C, 2.29% – 2.31%, 4/03/15		139	135,002
Graham Packaging Co., LP:
Term Loan C, 6.75%, 4/05/14		273	274,308
Term Loan D, 6.00%, 9/16/16		599	603,096

			1,166,196

Diversified Consumer Services — 3.1%
Coinmach Service Corp., Term Loan, 3.26% – 3.31%, 11/14/14		1,755	1,644,854
Laureate Education:
Delayed Draw Term Loan, 3.55%, 8/15/14		98	95,619
Series A New Term Loan, 7.00%, 8/15/14		1,299	1,306,640
Term Loan B, 3.55%, 8/17/14		652	638,678
ServiceMaster Co.:
Closing Date Term Loan, 2.76% – 2.81%, 7/24/14		923	908,790
Delayed Draw Term Loan, 2.77%, 7/24/14		92	90,502

			4,685,083

Diversified Financial Services — 2.6%
MSCI, Inc., Term Loan B, 4.75%, 6/01/16		880	884,146
Reynolds Group Holdings, Inc., Term Loan E, 4.25%, 2/09/18		2,300	2,311,978
Whitelabel IV SA (Ontex):
Facility B1, 6.75%, 8/11/17	EUR	188	262,980
Facility B2, 6.75%, 8/11/17		312435,196
			3,894,300

Diversified Telecommunication Services — 2.8%
Hawaiian Telcom Communications, Inc., Term Loan, 9.00%, 10/28/15	USD	700	711,958
Integra Telecom Holdings, Inc., Term Loan, 9.25%, 4/15/15		796	805,552
Level 3 Financing, Inc.:
Term Loan B, 11.50%, 3/13/14		150	160,875
Tranche A Incremental Term Loan, 2.55%, 3/13/14		1,550	1,511,250
US Telepacific Corp., Term Loan B, 5.75%, 2/18/17		900	905,062

			4,094,697

Electric Utilities — 1.1%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17		1,561	1,575,967

Electronic Equipment, Instruments & Components — 0.9%
CDW LLC (FKA CDW Corp.):
Extended Term Loan B, 3.51%, 7/15/17		526	525,909
Non-Extended Term Loan, 4.26%, 10/10/14		790	788,245
Flextronics International Ltd.:
Delayed Draw Term Loan A-2, 2.51%, 10/01/14		24	24,046
Delayed Draw Term Loan A-3, 2.51%, 10/01/14		21	20,611

			1,358,811

Energy Equipment & Services — 0.7%
MEG Energy Corp., Tranche D Term Loan, 6.00%, 4/03/16		1,015	1,024,435

Food & Staples Retailing — 2.8%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots), Facility B1, 3.58%, 7/06/15 – 7/09/15	GBP	675	1,057,534
Bolthouse Farms, Inc., Term Loan (First Lien), 5.50% – 5.75%, 2/11/16	USD	574	577,309
Pilot Travel Centers LLC, Initial Tranche B Term Loan, 5.25%, 6/30/16		1,288	1,298,468

See Notes to Financial Statements.

46	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Food & Staples Retailing (concluded)
Rite Aid Corp., Term Loan B, 6.00%, 7/09/14	USD	249	$249,180
U.S. Foodservice, Inc., Term Loan B, 2.76%, 7/03/14		948	915,305

			4,097,796

Food Products — 6.0%
Advance Pierre Foods, Term Loan:
11.25%, 9/29/17		600	615,000
(Second Lien), 7.00%, 9/29/16		1,038	1,044,708
CII Investment, LLC (FKA Cloverhill):
Delayed Draw Term Loan, 8.50%,12/31/11		103	128,322
Term Loan A, 8.50%, 10/14/14		394	389,966
Term Loan B, 8.50%, 10/14/14		479	474,284
Del Monte Corp., Term Loan B, 4.50%, 2/01/18		3,650	3,672,812
Green Mountain Coffee Roasters, Inc., Term B Facility, 5.50%, 11/09/16		500	503,282
Michaels Foods Group, Inc. (FKA M-Foods Holdings, Inc.), Term Loan B, 4.25%, 2/25/18		547	551,819
Pinnacle Foods Finance LLC:
Term Loan B, 2.76%, 4/02/14		160	159,400
Tranche D Term Loan, 6.00%, 4/02/14		631	635,760
Solvest, Ltd. (Dole):
Tranche B-1 Term Loan, 5.00% – 5.50%, 3/02/17		206	207,592
Tranche C-1 Term Loan, 5.00% – 5.50%, 3/02/17		519	522,694

			8,905,639

Health Care Equipment & Supplies — 0.8%
Biomet, Inc., Dollar Term Loan, 3.26% – 3.30%, 3/25/15		202	201,297
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC), Term Loan, 3.26%, 5/20/14		400	396,911
Fresenius SE:
Tranche C-1 Dollar Term Loan, 4.50%, 9/10/14		341	342,173
Tranche C-2 Term Loan, 4.50%, 9/10/14		182	182,806

			1,123,187

Health Care Providers & Services — 6.3%
CHS/Community Health Systems, Inc.:
Extended Term Loan, 3.76% – 3.81%, 1/25/17		416	418,006
Non-Extended Delayed Draw Term Loan, 2.51% – 2.56%, 7/25/14		62	61,905
Non-Extended Term Loan, 2.51% – 2.56%, 7/25/14		1,172	1,162,436
ConvaTec, Inc., Dollar Term Loan, 5.75%, 12/20/16		700	703,208
DaVita, Inc., Tranche B Term Loan, 4.50%, 10/20/16		900	906,423
HCA, Inc.:
Term Loan B2, 3.55%, 3/31/17		553	554,349
Tranche A-1 Term Loan, 1.55%, 11/16/12		801	796,190
Tranche B-1 Term Loan, 2.55%, 11/18/13		311	309,507
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		665	651,700
Tranche A Term Loan, 8.50%, 2/22/15		360	352,889
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Term Loan B, 6.50%, 7/31/16		1,269	1,274,363
Term Loan B2, 4.75%, 8/04/16		450	451,781
Renal Advantage Holdings, Inc., Tranche B Term Loan, 5.75%, 12/03/16		700	709,625
Vanguard Health Holding Co. II, LLC (Vanguard Health Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16		1,003	1,009,336

			9,361,718

Health Care Technology — 1.1%
IMS Health, Inc., Tranche B Dollar Term Loan, 5.25%, 2/26/16		977	985,456
MedAssets, Inc., Term Loan B, 5.25%, 11/15/16		650	654,875

			1,640,331

Floating Rate Loan Interests (b)	Par (000)		Value

Hotels, Restaurants & Leisure — 9.1%
BLB Management Services, Inc. (Wembly, Inc.), Loan (Exit), 8.50%, 11/05/15	USD	473	$475,256
Blackstone UTP Capital LLC, Loan, 7.75%, 11/06/14		743	757,350
Boyd Gaming Corp., Term Loan A, 3.81%, 12/31/15		325	321,074
Dunkin’ Brands, Inc., Term Loan B-1, 4.25%, 11/09/17		1,200	1,208,243
Gateway Casinos & Entertainment, Ltd., Term Loan B, 6.50% – 7.50%, 5/12/16	CAD	1,198	1,237,959
Harrah’s Operating Co., Inc.:
Term Loan B-1, 3.30%, 1/28/15	USD	128	118,981
Term Loan B-2, 3.30%, 1/28/15		165	152,861
Term Loan B-3, 3.30%, 1/28/15		3,585	3,329,025
Term Loan B-4, 9.50%, 10/31/16		400	423,889
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B Loan, 4.00%, 8/17/17		1,287	1,289,564
Sea World, Term Loan B, 4.00%, 8/16/17		313	314,719
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 5.50%, 6/30/16		943	953,957
Travelport LLC (FKA Travelport, Inc.), Extended Delayed Draw Term Loan, 4.96%, 8/21/15		249	241,665
Universal City Development Partners Ltd., Term Loan, 5.50%, 11/16/14		769	776,705
VML US Finance LLC (FKA Venetian Macau):
New Project Term Loan, 4.79%, 5/27/13		325	324,932
Term B Delayed Draw Project Loan, 4.79%, 5/25/12		529	529,816
Term B Funded Project Loan, 4.79%, 5/27/13		1,027	1,027,816

			13,483,812

Household Durables — 1.0%
Visant Corp. (FKA Jostens):
Term Loan, 5.25%, 12/22/16		775	775,000
Tranche B Term Loan, 7.00%, 12/22/17		698	704,499

			1,479,499

IT Services — 4.7%
Ceridian Corp., US Term Loan, 3.26%, 11/09/14		1,101	1,084,208
EVERTEC, Inc., Term Loan B, 7.00%, 8/20/16		194	195,698
First Data Corp.:
Initial B-1 Term Loan, 3.01%, 9/24/14		1,515	1,434,657
Initial B-2 Term Loan, 3.01%, 9/24/14		1,787	1,692,113
Initial B-3 Term Loan, 3.01%, 9/24/14		869	822,173
TransUnion LLC, Term Loan, 4.75%, 2/03/18		1,742	1,751,454

			6,980,303

Independent Power Producers & Energy Traders — 0.8%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.76% – 3.80%, 10/10/14		815	686,737
Initial Tranche B-3 Term Loan, 3.76% – 3.80%, 10/10/14		611	513,957

			1,200,694

Industrial Conglomerates — 1.5%
Sequa Corp., Term Loan, 3.56%, 12/03/14		796	787,703
Tomkins Plc, Term Loan A, 4.25%, 9/16/16		1,480	1,492,187

			2,279,890

Insurance — 0.8%
CNO Financial Group, Inc., Term Loan, 7.50%, 9/30/16		1,225	1,232,145

Internet & Catalog Retail — 0.2%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/26/14		357	358,172

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	47

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

Machinery — 0.3%
Navistar Financial Corp., Term Loan B, 4.55%, 12/16/12	USD	425	$423,406

Marine — 0.2%
Horizon Lines, LLC:
Revolving Loan, 3.31%, 8/08/12		246	228,439
Term Loan, 3.31%, 8/08/12		134	127,782

			356,221

Media — 19.5%
Acosta, Inc., Term Loan, 4.75%, 2/03/18		1,250	1,259,375
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/09/16		1,044	1,049,222
Atlantic Broadband Finance, LLC, Tranche B Term Loan, 5.00%, 11/12/15		483	482,508
Bresnan Telecommunications Co. LLC, Term Loan, 4.50%, 11/30/17		1,600	1,609,778
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 2.55%, 7/03/14		1,247	1,199,712
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		499	501,540
Charter Communications Operating, LLC:
Term Loan B, 7.25%, 3/06/14		211	213,073
Term Loan C, 3.56%, 9/06/16		1,292	1,295,269
Clarke American Corp., Term Facility, 2.76% – 2.80%,
6/30/14		719	685,806
Foxco Acquisition Sub. LLC, Term Loan B, 7.50%, 7/14/15		492	490,774
Getty Images, Inc., Initial Term Loan B, 5.25%, 10/29/16		1,147	1,161,106
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.01%, 11/07/16		748	709,852
Intelsat Jackson Holdings SA (FKA Intel Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 3/07/18		3,500	3,523,517
Interactive Data Corp., Term Loan, 4.75%, 2/08/18		1,450	1,461,910
Knology, Inc., Term Loan B, 4.00%, 8/31/17		650	654,063
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG), Facility B1, 3.68%, 6/03/15	EUR	304	385,163
MCNA Cable Holdings LLC (OneLink Communications), Loan, 0%, 3/01/13	USD	541	502,725
Mediacom Illinois, LLC (FKA Mediacom Communications, LLC), Tranche D Term Loan, 5.50%, 3/31/17		494	496,836
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13
Nielsen Finance LLC:		1,325	1,408,641
Class A Dollar Term Loan, 2.26%, 8/09/13		13	12,813
Class B Dollar Term Loan, 4.01%, 5/01/16		1,348	1,353,825
Sinclair Television Group, Inc., New Tranche B Term Loan, 5.50%, 10/29/15		614	620,284
Springer Science+Business Media SA, Facility A1, 6.75%, 7/01/16	EUR	1,000	1,393,757
Sunshine Acquisition Ltd. (FKA HIT Entertainment), Term Facility, 5.56%, 6/01/12	USD	1,017	995,532
UPC Broadband Holding B.V., Term U, 4.88%, 12/31/17	EUR	810	1,114,676
Univision Communications, Inc., Extended First Lien Term Loan, 4.51%, 3/31/17		1,219	1,185,680
Virgin Media Investment Holdings Ltd., Facility B, 4.52%, 12/31/15	GBP	750	1,219,125
Weather Channel, Term Loan B, 4.25%, 2/01/17	USD	1,350	1,362,488
Yell Group Plc/Yell Finance (UK) Ltd., Facility A3, 2.76%, 8/09/11		633	613,828

			28,962,878

Floating Rate Loan Interests (b)	Par (000)		Value

Metals & Mining — 1.4%
Euramax International, Inc., Domestic Term Loan:
10.00%, 6/29/13	USD	282	$271,825
14.00%, 6/29/13		275	264,632
Novelis, Inc., Term Loan B, 5.25%, 12/17/16		1,600	1,618,858

			2,155,315

Multi-Utilities — 0.1%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.):
Synthetic Letter of Credit, 0.16%, 11/01/13		4	3,742
Term B Advance (First Lien), 2.81%, 11/01/13		185	184,037

			187,779

Multiline Retail — 1.0%
Dollar General Corp., Tranche B-2 Term Loan, 3.01%, 7/07/14		360	360,572
Hema Holding BV:
Facility B, 2.91%, 7/06/15	EUR	209	286,052
Facility C, 3.66%, 7/05/16		209	286,052
The Neiman Marcus Group, Inc., Tranche B-2 Term Loan, 4.30%, 4/06/16	USD	537	539,419

			1,472,095

Oil, Gas & Consumable Fuels — 1.4%
EquiPower Resources Holdings, LLC, Term Facility B, 5.75%, 1/11/18		750	755,625
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/30/15		1,245	1,276,587

			2,032,212

Paper & Forest Products — 1.2%
Georgia-Pacific LLC, Term Loan B, 2.30%, 12/23/12		617	617,020
Verso Paper Finance Holdings LLC, Term Loan With PIK Option, 6.55% – 7.30%, 2/01/13 (g)		1,372	1,235,209

			1,852,229

Personal Products — 0.9%
NBTY, Inc., Term Loan B:
4.75%, 10/01/17		675	675,000
6.25%, 9/20/17		700	707,146

			1,382,146

Pharmaceuticals — 1.2%
Axcan Intermediate Holdings, Inc., Term Loan, 5.50%, 2/10/17		767	768,583
Warner Chilcott Corp.:
Additional Term Loan C-3, 6.25%, 4/30/15		216	217,636
Term Loan A, 6.00%, 10/30/14		377	376,880
Term Loan B-1, 6.25%, 4/30/15		98	99,056
Term Loan B-2, 6.25%, 4/30/15		166	166,573
Term Loan B-3, 6.50%, 2/20/16		85	85,869

			1,714,597

Professional Services — 1.6%
Booz Allen Hamilton, Inc., Tranche B Term Loan, 4.00%, 8/01/17		1,550	1,564,725
Fifth Third Processing Solutions, LLC, Term Loan B (First Lien), 5.50%, 10/21/16		800	806,200

			2,370,925

Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan (Second Lien), 1.76%, 6/28/11		125	123,281

Real Estate Management & Development — 2.4%
Mattamy Funding Partnership, Term Loan, 2.56%, 4/11/13		228	217,934
Realogy Corp.:
Extended Synthetic Letter of Credit Loan, 0.11%, 10/10/16		229	219,623
Extended Term Loan B, 4.56%, 10/10/16		3,190	3,059,879

			3,497,436

See Notes to Financial Statements.

48	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value

Road & Rail — 0.2%
Transtar Industries, Term Loan (First Lien), 6.25%, 12/07/16	USD	275	$279,125

Semiconductors & Semiconductor Equipment — 0.7%
Freescale Semiconductor, Inc., Term Loan B, 4.51%, 12/01/16		467	466,180
Microsemi Corp., Term Loan B, 5.00%, 10/25/17		550	551,375

			1,017,555

Software — 1.1%
Rovi Solutions Corp., Tranche B Term Loan, 4.00%, 2/01/18		550	555,500
Telcordia Technologies, Inc., Term Loan, 6.75%, 4/30/16		695	698,658
Vertafore, Inc., Term Loan B, 5.25%, 7/29/16		360	362,700

			1,616,858

Specialty Retail — 4.0%
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25%, 2/18/17		475	476,583
Gymboree Corp., Term Loan B, 5.00%, 2/11/18		750	752,250
J. Crew Group, Inc., Term Loan B, 5.25%, 2/01/18		1,500	1,500,000
Matalan Finance Plc, Term Facility, 5.61%, 3/24/16	GBP	277	448,263
Michaels Stores, Inc.:
Term Loan B-1, 2.56% – 2.63%, 10/31/13	USD	392	390,766
Term Loan B-2, 4.81% – 4.88%, 7/31/16		256	258,078
Petco Animal Supplies, Inc., Term Loan B, 4.75%, 11/24/17		1,250	1,250,000
Toys ‘R’ Us Delaware, Inc., Initial Loan, 6.00%, 8/17/16		871	877,019

			5,952,959

Textiles, Apparel & Luxury Goods — 0.4%
Philips Van Huesen Corp., US Tranche B Term Loan, 5.25%, 5/06/16		620	621,512

Wireless Telecommunication Services — 1.0%
MetroPCS Wireless, Inc., Tranche B-2 Term Loan, 3.81%, 11/03/16		481	483,309
Vodafone Americas Finance 2 Inc., Initial Loan, 6.88%, 7/30/15		1,035	1,071,566

			1,554,875

Total Floating Rate Loan Interests — 112.9%			167,716,810

Other Interests (i)	Beneficial Interest (000)

Auto Components — 1.1%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests	—	(j)	1,581,837

Diversified Financial Services — 0.2%
J.G. Wentworth LLC Preferred Equity Interests (n)	—	(j)	299,336

Total Other Interests — 1.3%			1,881,173

Warrants (k)	Shares

Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)	5,330	—

Total Warrants — 0.0%		—

Total Long-Term Investments
(Cost — $205,618,477) — 139.7%		207,594,045

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (l)(m)	2,714,267	$2,714,267

Total Short-Term Securities (Cost — $2,714,267) — 1.8%		2,714,267

Options Purchased	Contracts

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/01/19, Broker Goldman Sachs Bank USA	11	—

Total Options Purchased (Cost — $10,756) — 0.0%		—

Total Investments (Cost — $208,343,500*) — 141.5%		210,308,312
Liabilities in Excess of Other Assets — (41.5)%		(61,756,626)

Net Assets — 100.0%		$148,551,686

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes were as follows:

Aggregate cost	$207,676,963

Gross unrealized appreciation	$6,743,816
Gross unrealized depreciation	(4,112,467)

Net unrealized appreciation	$2,631,349

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Bank of America	$493,150	—

(d)	Non-income producing security.

(e)	Convertible security.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)	Amount is less than $1,000.

(k)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	49

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

(l)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2010	Net Activity	Shares Held at February 28, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,797,812	916,455	2,714,267	$4,635

(m)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of February 28, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,198,856	CAD	1,189,500	Citibank NA	4/14/11	$(24,267)
USD	2,281,189	GBP	1,462,000	Citibank NA	4/14/11	(94,521)
EUR	500,000	USD	685,732	Citibank NA	4/27/11	3,748
USD	6,636,588	EUR	4,851,000	Citibank NA	4/27/11	(52,749)
USD	205,380	EUR	150,000	Royal Bank of Scotland	4/27/11	(1,464)

Total						$(169,253)

(n)	The investment is held by a wholly-owned taxable subsidiary of the Fund.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives, and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:
Asset-Backed Securities	—	$1,919,893	$4,537,295	$6,457,188
Common Stocks	$121,874	—	240,264	362,138
Corporate Bonds	—	29,337,423	1,839,313	31,176,736
Floating Rate Loan Interests	—	146,750,834	20,965,976	167,716,810
Other Interests	—	1,581,837	299,336	1,881,173
Short-Term Securities	2,714,267	—	—	2,714,267
Unfunded Loan Commitments	—	33,410	2,079	35,489
Liabilities:
Unfunded Loan Commitments	—	—	(5,523)	(5,523)

Total	$2,836,141	$179,623,397	$27,878,740	$210,338,278

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$3,748	—	$3,748
Liabilities:
Foreign currency exchange contracts	—	(173,001)	—	(173,001)

Total	—	$(169,253)	—	$(169,253)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

50	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (concluded)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Unfunded Loan Commitments Assets	Unfunded Loan Commitments (Liabilities)	Total

Assets/Liabilities:
Balance, as of February 28, 2010	—	$30,435	$1,016,670	$18,711,638	$1,622,470	$4,076	$(38,101)	$21,347,188
Accrued discounts/premiums	$8,655	—	51,257	152,065	—	—	—	211,977
Net realized gain (loss)	—	—	2,082	(1,528,382)	522,162	—	—	(1,004,138)
Net change in unrealized appreciation/depreciation[2]	6,345	(427,908)	358,286	2,504,090	482,325	(1,997)	32,578	2,953,719
Purchases	4,522,295	669,332	433,768	14,980,795	—	—	—	20,606,190
Sales	—	—	(22,750)	(13,608,197)	(745,700)	—	—	(14,376,647)
Transfers in3	—	—	—	4,239,553	—	—	—	4,239,553
Transfers out[3]	—	(31,595)	—	(4,485,586)	(1,581,921)	—	—	(6,099,102)

Balance, as of February 28, 2011	$4,537,295	$240,264	$1,839,313	$20,965,976	$299,336	$2,079	$(5,523)	$27,878,740

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on February 28, 2011 was $725,447.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	51

Schedule of Investments February 28, 2011	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

ARES CLO Funds, Series 2005-10A, Class B, 0.69%, 9/18/17 (a)(b)	$500	$440,000
CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16	500	517,500
Canaras Summit CLO Ltd., Series 2007-1A, Class B, 0.78%, 6/19/21 (a)(b)	635	542,633
Gannett Peak CLO Ltd.:
Series 2006-1A, Class A2, 0.66%, 10/27/20 (a)(b)	705	607,181
Series 2006-1X, Class A2, 0.66%, 10/27/20	495	417,038
LCM LP, Series 8A, Class C, 3.37%, 1/14/21 (a)(b)	1,500	1,496,250
Portola CLO Ltd., Series 2007-1X, Class B1, 1.76%, 11/15/21	645	596,625
T2 Income Fund CLO Ltd., Series 2007-1A, Class B, 0.90%, 7/15/19 (a)(b)	560	480,441

Total Asset-Backed Securities — 2.2%		5,097,668

Common Stocks (c)	Shares

Capital Markets — 0.2%
E*Trade Financial Corp.	27,100	433,058

Chemicals — 0.0%
GEO Specialty Chemicals, Inc.	142,466	54,693
Wellman Holdings, Inc.	5,131	256

		54,949

Commercial Banks — 0.1%
CIT Group, Inc.	3,300	142,956

Construction Materials — 0.0%
Nortek, Inc.	2,570	114,365

Containers & Packaging — 0.1%
Smurfit Kappa Plc	18,171	225,677

Machinery — 0.1%
Navistar International Corp.	2,000	123,960

Metals & Mining — 0.1%
Euramax International	935	247,748

Paper & Forest Products — 0.9%
Ainsworth Lumber Co. Ltd.	215,634	712,455
Ainsworth Lumber Co. Ltd. (a)	421,556	1,392,820

		2,105,275

Software — 0.1%
HMH Holdings/EduMedia	75,677	378,384

Total Common Stocks — 1.6%		3,826,372

Corporate Bonds	Par (000)

Aerospace & Defense — 0.7%
Bombardier, Inc., 7.75%, 3/15/20 (a)	$900	976,500
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	520	586,300

		1,562,800

Airlines — 0.8%
Air Canada, 9.25%, 8/01/15 (a)	700	749,000
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16	451	486,969
United Air Lines, Inc., 12.75%, 7/15/12	589	658,485

		1,894,454

Corporate Bonds	Par (000)	Value

Auto Components — 1.2%
Icahn Enterprises LP:
7.75%, 1/15/16	$160	$165,200
8.00%, 1/15/18	2,690	2,784,150
Venture Holdings Co. LLC (c)(d):
12.00%, 6/01/09	700	—
Series B, 9.50%, 7/01/05	3,325	333

		2,949,683

Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (a)	214	216,182

Building Products — 0.5%
Associated Materials LLC, 9.13%, 11/01/17 (a)	430	464,938
Building Materials Corp. of America, 7.00%, 2/15/20 (a)	675	711,281

		1,176,219

Capital Markets — 0.4%
American Capital Ltd., 7.96%, 12/31/13 (e)	600	614,442
KKR Group Finance Co., 6.38%, 9/29/20 (a)	280	288,491

		902,933

Chemicals — 3.2%
American Pacific Corp., 9.00%, 2/01/15	610	599,325
GEO Specialty Chemicals, Inc. (a):
7.50%, 3/31/15 (f)(g)	1,869	1,868,623
10.00%, 3/31/15	1,839	1,700,816
Huntsman International LLC, 8.63%, 3/15/21 (a)	435	482,850
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (a)	240	263,400
Wellman Holdings, Inc., Subordinate Note (g):
(Second Lien), 10.00%, 1/29/19	2,383	2,073,210
(Third Lien), 5.00%, 1/29/19 (f)	1,722	671,628

		7,659,852

Commercial Banks — 2.0%
CIT Group, Inc.:
7.00%, 5/01/14	250	254,844
7.00%, 5/01/16	640	645,600
7.00%, 5/01/17	3,955	3,984,662

		4,885,106

Commercial Services & Supplies — 1.8%
ACCO Brands Corp., 10.63%, 3/15/15	365	412,450
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (a)	724	743,910
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)	455	489,125
The Geo Group, Inc. 7.75%, 10/15/17	450	479,813
International Lease Finance Corp., 8.25%, 12/15/20	136	151,300
Mobile Mini, Inc., 7.88%, 12/01/20 (a)	195	207,675
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (a)	550	632,500
West Corp. (a):
8.63%, 10/01/18	910	964,600
7.88%, 1/15/19	185	189,856

		4,271,229

Communications Equipment — 0.1%
Avaya Inc., 7.00%, 4/01/19 (a)	200	198,000

Construction Materials — 1.1%
Nortek, Inc., 11.00%, 12/01/13	2,581	2,749,214

Consumer Finance — 0.9%
Credit Acceptance Corp., 9.13%, 2/01/17	300	323,250
Ford Motor Credit Co. LLC:
3.05%, 1/13/12 (b)	1,340	1,353,655
6.63%, 8/15/17	400	425,431

		2,102,336

See Notes to Financial Statements.

52	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Containers & Packaging — 0.9%
Ball Corp., 6.75%, 9/15/20	$325	$340,438
Berry Plastics Corp., 8.25%, 11/15/15	1,100	1,178,375
Graphic Packaging International, Inc., 9.50%, 6/15/17	555	616,050

		2,134,863

Diversified Financial Services — 4.4%
Ally Financial, Inc.:
8.30%, 2/12/15	4,700	5,305,125
7.50%, 9/15/20 (a)	1,020	1,115,625
8.00%, 11/01/31	420	480,900
8.00%, 11/01/31	480	549,789
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16	350	385,875
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (a)	850	905,250
Reynolds Group Issuer, Inc. (a):
7.13%, 4/15/19	250	256,250
6.88%, 2/15/21	335	335,837
8.25%, 2/15/21	1,210	1,213,025

		10,547,676

Diversified Telecommunication Services — 2.1%
Frontier Communications Corp., 8.25%, 4/15/17	415	458,575
ITC Deltacom, Inc., 10.50%, 4/01/16	650	713,375
Qwest Corp., 8.38%, 5/01/16	3,000	3,581,250
tw telecom holdings, Inc., 8.00%, 3/01/18	230	246,675

		4,999,875

Electronic Equipment, Instruments & Components — 0.2%
CDW LLC, 8.00%, 12/15/18 (a)	430	462,250

Energy Equipment & Services — 0.5%
Compagnie Générale de Géophysique-Veritas, 7.50%, 5/15/15	725	750,375
Frac Tech Services LLC, 7.13%, 11/15/18 (a)	470	486,450

		1,236,825

Food & Staples Retailing — 0.5%
BI-LO LLC, 9.25%, 2/15/19 (a)	285	296,400
Rite Aid Corp., 9.75%, 6/12/16	825	929,156

		1,225,556

Food Products — 0.5%
B&G Foods, Inc., 7.63%, 1/15/18	500	533,750
Blue Merger Sub, Inc., 7.63%, 2/15/19 (a)	220	222,200
Smithfield Foods, Inc., 10.00%, 7/15/14	299	352,820

		1,108,770

Gas Utilities — 0.1%
Targa Resources Partners LP, 6.88%, 2/01/21 (a)	250	247,500

Health Care Equipment & Supplies — 0.7%
DJO Finance LLC, 10.88%, 11/15/14	710	778,338
Hologic, Inc., 2.00%, 12/15/37 (e)(g)	830	799,912

		1,578,250

Health Care Providers & Services — 3.2%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (a)	235	244,988
HCA, Inc.:
8.50%, 4/15/19	210	235,200
7.88%, 2/15/20	2,584	2,839,170
inVentiv Health, Inc., 10.00%, 8/15/18 (a)	210	215,775
Omnicare, Inc., 6.88%, 12/15/15	555	573,037
Tenet Healthcare Corp.:
10.00%, 5/01/18	850	998,750
8.88%, 7/01/19	2,230	2,536,625

		7,643,545

Corporate Bonds	Par (000)	Value

Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)	$1,580	$1,852,550
MedAssets, Inc., 8.00%, 11/15/18 (a)	140	143,850

		1,996,400

Hotels, Restaurants & Leisure — 1.2%
CityCenter Holdings LLC, 7.63%, 1/15/16 (a)	290	302,325
Diamond Resorts Corp., 12.00%, 8/15/18 (a)	540	579,150
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)	357	294,525
MGM Resorts International:
10.38%, 5/15/14	720	806,400
11.13%, 11/15/17	750	864,375
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (c)(d)	220	22

		2,846,797

Household Durables — 1.6%
Beazer Homes USA, Inc., 12.00%, 10/15/17	1,000	1,162,500
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16	900	975,375
Standard Pacific Corp. (a):
8.38%, 5/15/18	410	434,600
8.38%, 1/15/21	1,170	1,234,350

		3,806,825

IT Services — 0.4%
First Data Corp. (a):
8.25%, 1/15/21	561	558,195
12.63%, 1/15/21	333	348,818

		907,013

Independent Power Producers & Energy Traders — 3.1%
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (a)	1,600	1,736,000
Calpine Corp., 7.50%, 2/15/21 (a)	495	506,137
Energy Future Holdings Corp., 10.00%, 1/15/20 (a)	1,065	1,109,040
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20	2,135	2,228,624
NRG Energy, Inc.:
7.63%, 1/15/18 (a)	1,580	1,645,175
8.50%, 6/15/19	165	175,725

		7,400,701

Industrial Conglomerates — 1.5%
Sequa Corp. (a):
11.75%, 12/01/15	1,430	1,551,550
13.50%, 12/01/15 (f)	1,930	2,137,450

		3,689,000

Insurance — 0.5%
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)	1,036	1,103,340

Machinery — 0.7%
Navistar International Corp., 8.25%, 11/01/21	960	1,063,200
Titan International, Inc., 7.88%, 10/01/17 (a)	490	524,300

		1,587,500

Media — 6.2%
CCO Holdings LLC, 7.88%, 4/30/18	1,075	1,147,562
CSC Holdings, Inc., 8.50%, 4/15/14	390	436,800
Checkout Holding Corp., 10.64%, 11/15/15 (a)(h)	745	480,525
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	340	377,400
Series B, 9.25%, 12/15/17	4,326	4,812,675
DISH DBS Corp.:
7.00%, 10/01/13	850	913,750
6.63%, 10/01/14	750	795,000

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	53

************

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Media (concluded)
Interactive Data Corp., 10.25%, 8/01/18 (a)	$900	$1,008,000
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)	530	569,750
Nielsen Finance LLC, 11.63%, 2/01/14	636	747,300
ProQuest LLC, 9.00%, 10/15/18 (a)	220	227,700
Regal Entertainment Group, 9.13%, 8/15/18	290	310,300
UPC Germany GmbH, 8.13%, 12/01/17 (a)	1,500	1,608,750
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	1,250	1,368,750

		14,804,262

Metals & Mining — 1.6%
Drummond Co., Inc., 9.00%, 10/15/14 (a)	553	590,327
FMG Resources August 2006 Pty Ltd., 7.00%, 11/01/15 (a)	1,080	1,120,500
Novelis, Inc., 8.75%, 12/15/20 (a)	2,015	2,221,537
RathGibson, Inc., 11.25%, 2/15/14 (c)(d)	2,175	218

		3,932,582

Multiline Retail — 0.5%
Dollar General Corp., 11.88%, 7/15/17 (f)	948	1,096,125

Oil, Gas & Consumable Fuels — 4.4%
Chesapeake Energy Corp.:
6.63%, 8/15/20	1,382	1,451,100
6.13%, 2/15/21	775	790,500
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)	240	261,600
Consol Energy, Inc., 8.25%, 4/01/20	900	992,250
Crosstex Energy LP, 8.88%, 2/15/18	55	60,637
Denbury Resources, Inc.:
9.75%, 3/01/16	520	590,200
8.25%, 2/15/20	351	390,487
6.38%, 8/15/21	295	297,950
El Paso Corp., 7.00%, 6/15/17	825	921,706
Energy Transfer Equity LP, 7.50%, 10/15/20	125	135,469
Forest Oil Corp., 8.50%, 2/15/14	280	311,500
Hilcorp Energy I LP, 7.63%, 4/15/21 (a)	1,140	1,202,700
Linn Energy LLC (a):
8.63%, 4/15/20	580	646,700
7.75%, 2/01/21	590	626,875
Niska Gas Storage US LLC, 8.88%, 3/15/18 (a)	815	888,350
Oasis Petroleum, Inc., 7.25%, 2/01/19 (a)	190	192,850
Petrohawk Energy Corp., 7.25%, 8/15/18	450	465,750
United Refining Co., 10.50%, 2/28/18 (a)(i)	210	207,900

		10,434,524

Paper & Forest Products — 1.9%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(f)	1,390	1,410,929
Clearwater Paper Corp., 10.63%, 6/15/16	365	417,012
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)	1,630	1,837,825
Verso Paper Holdings LLC:
11.50%, 7/01/14	315	347,288
Series B, 4.05%, 8/01/14 (b)	485	482,575

		4,495,629

Pharmaceuticals — 0.4%
Angiotech Pharmaceuticals, Inc., 4.06%, 12/01/13 (b)	810	680,400
Valeant Pharmaceuticals International (a):
6.75%, 10/01/17	165	170,775
7.00%, 10/01/20	210	217,088

		1,068,263

Professional Services — 0.1%
FTI Consulting, Inc., 6.75%, 10/01/20 (a)	295	295,000

Corporate Bonds	Par (000)	Value

Real Estate Investment Trusts (REITs) — 0.3%
Omega Healthcare Investors, Inc.:
7.50%, 2/15/20	$530	$561,800
6.75%, 10/15/22 (a)	235	237,350

		799,150

Road & Rail — 0.9%
Avis Budget Car Rental LLC, 8.25%, 1/15/19	185	196,331
Florida East Coast Railway Corp., 8.13%, 2/01/17 (a)	200	209,000
The Hertz Corp. (a):
7.50%, 10/15/18	915	968,757
6.75%, 4/15/19	375	382,500
7.38%, 1/15/21	425	444,125

		2,200,713

Specialty Retail — 0.4%
United Auto Group, Inc., 7.75%, 12/15/16	845	872,463

Textiles, Apparel & Luxury Goods — 0.1%
Phillips-Van Heusen Corp., 7.75%, 11/15/23	215	236,787

Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (a)	176	182,600

Wireless Telecommunication Services — 2.7%
Cricket Communications, Inc.:
10.00%, 7/15/15	90	99,225
7.75%, 5/15/16	1,770	1,871,775
Digicel Group Ltd. (a):
12.00%, 4/01/14	800	938,000
8.25%, 9/01/17	270	282,150
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (a)	505	518,888
Nextel Communications, Inc., Series E, 6.88%, 10/31/13	415	418,372
Sprint Capital Corp.:
8.38%, 3/15/12	325	344,906
6.88%, 11/15/28	2,310	2,081,887

		6,555,203

Total Corporate Bonds — 55.3%		132,063,995

Floating Rate Loan Interests (b)

Aerospace & Defense — 1.0%
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit Linked Deposit, 0.20%, 3/26/14	44	39,720
Term Loan, 2.26% – 2.30%, 3/26/14	744	664,785
TASC, Inc., Tranche B Term Loan, 5.75%, 12/18/15	871	870,966
TransDigm, Inc., Term Loan (First Lien), 5.25%, 2/14/17	750	754,477

		2,329,948

Airlines — 0.5%
Delta Air Lines, Inc., Credit-Linked Deposit Loan, 0.11% – 2.26%, 4/30/12	1,213	1,203,406

Auto Components — 0.8%
Allison Transmission, Inc., Term Loan, 3.02%, 8/07/14	1,203	1,198,374
Armored Auto Group, Inc. (FKA Viking Acquisition, Inc.), Term Loan, 6.00%, 11/02/16	815	819,075

		2,017,449

Automobiles — 0.6%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.02%, 12/15/13	1,281	1,280,616
Tranche B-2 Term Loan, 3.02%, 12/15/13	141	140,834

		1,421,450

See Notes to Financial Statements.

54	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)	Value

Biotechnology — 0.3%
Grifols SA, Term Loan B, 6.00%, 10/01/16	$710	$718,284

Building Products — 1.3%
CPG International I, Inc., Term Loan B, 6.00%, 2/03/17	600	601,878
Goodman Global, Inc.:
Initial Term Loan (First Lien), 5.75%, 10/13/16	1,746	1,758,445
Term Loan (Second Lien), 9.00%, 10/13/17	600	618,375

		2,978,698

Capital Markets — 1.0%
HarbourVest Partners, Term Loan, 6.25%, 12/17/16	988	992,438
Nuveen Investments, Inc.:
Term Loan, 5.80% – 5.81%, 5/13/17	754	751,547
Term Loan (First Lien), 3.30%, 11/13/14	646	625,986

		2,369,971

Chemicals — 4.6%
AZ Chem US, Inc., Term Loan B, 6.75%, 11/18/16	594	599,677
CF Industries, Inc., Term Loan B-1, 4.25%, 4/05/15	88	88,000
Chemtura Corp., Exit Term Loan, 5.50%, 8/16/16	800	806,334
General Chemical Corp., Tranche B Term Loan, 6.75% – 7.25%, 9/30/15	1,397	1,417,448
Nexeo Solutions LLC, Term Loan B, 5.00%, 8/31/17	600	601,750
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Facility (First Lien), 3.52% – 3.56%, 7/30/14	1,671	1,644,131
Solutia, Inc., Term Loan, 4.50%, 3/17/17	845	845,502
Styron Sarl, Term Loan B, 6.00%, 7/27/17	1,600	1,614,400
Tronox Worldwide LLC, Exit Term Loan, 7.00%, 12/24/15	2,080	2,097,326
Univar, Inc., Term Loan B, 5.00%, 6/30/17	1,300	1,304,469

		11,019,037

Commercial Banks — 0.5%
CIT Group, Inc., Tranche 3 Term Loan, 6.25%, 8/11/15	1,213	1,227,908

Commercial Services & Supplies — 2.4%
ARAMARK Corp.:
Letter of Credit — 1 Facility, 0.11%, 1/26/14	17	16,503
Letter of Credit — 2 Facility, 0.11%, 7/26/16	19	18,704
US Term Loan, 2.18%, 1/26/14	205	204,864
US Term Loan B, 3.55%, 7/26/16	284	284,402
AWAS Finance Luxembourg Sarl, Term Loan B, 7.75%, 6/10/16	428	438,989
Altegrity, Inc. (FKA US Investigations Services, Inc.), Tranche D Term Loan, 7.75%, 2/21/15	1,493	1,522,350
Casella Waste Systems, Inc., Term Loan B, 7.00%, 4/09/14	217	216,700
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16	1,075	1,084,214
Quad/Graphics, Inc., Term Loan, 5.50%, 4/20/16	498	495,220
Synagro Technologies, Inc., Term Loan (First Lien), 2.27%, 4/02/14	552	513,664
Volume Services America, Inc. (Centerplate),
Term Loan B, 10.50% – 10.75%, 8/24/16	998	1,007,056

		5,802,666

Communications Equipment — 1.3%
Avaya, Inc.:
Term Loan B, 3.03%, 10/24/14	967	937,172
Term Loan B-3, 4.81%, 10/24/17	1,550	1,518,081
CommScope, Inc., Term Loan B, 5.00%, 1/06/18	750	760,937

		3,216,190

Floating Rate Loan Interests (b)	Par (000)	Value

Construction & Engineering — 0.8%
Brand Energy & Infrastructure Services, Inc.
(FR Brand Acquisition Corp.), Synthetic Letter of
Credit, Term Loan (First Lien), 0.19%, 2/07/14	$500	$489,792
Safway Services, LLC, First Out Tranche Loan, 9.00%, 12/18/17	1,500	1,500,000

		1,989,792

Construction Materials — 0.1%
Fairmount Minerals Ltd., Tranche B Term Loan, 6.25% – 6.75%, 8/05/16	333	336,407

Consumer Finance — 1.5%
Springleaf Financial Funding Co. (FKA AGFS
Funding Co.), Term Loan, 7.25%, 4/21/15	3,500	3,531,150

Containers & Packaging — 0.6%
Anchor Glass Container Corp., Term Loan (First Lien), 6.00%, 3/02/16	142	142,828
Berry Plastics Holding Corp., Term Loan C, 2.29% – 2.31%, 4/03/15	494	479,810
Graham Packaging Co., LP, Term Loan D, 6.00%, 9/16/16	898	904,644

		1,527,282

Diversified Consumer Services — 2.7%
Coinmach Service Corp., Term Loan, 3.26% – 3.31%, 11/14/14	2,188	2,051,222
Laureate Education:
Delayed Draw Term Loan, 3.55%, 8/15/14	111	108,368
Series A New Term Loan, 7.00%, 8/15/14	2,080	2,092,460
Term Loan B, 3.55%, 8/17/14	739	723,836
ServiceMaster Co.:
Closing Date Term Loan, 2.76% – 2.81%, 7/24/14	1,398	1,376,509
Delayed Draw Term Loan, 2.77%, 7/24/14	139	137,080

		6,489,475

Diversified Financial Services — 0.7%
Reynolds Group Holdings, Inc., Term Loan E, 4.25%, 2/09/18	1,550	1,558,072

Diversified Telecommunication Services — 1.3%
Hawaiian Telcom Communications, Inc., Term Loan, 9.00%, 10/28/15	850	864,521
Integra Telecom Holdings, Inc., Term Loan, 9.25%, 4/15/15	920	931,419
Level 3 Financing, Inc., Tranche A Incremental Term Loan, 2.55%, 3/13/14	1,350	1,316,250

		3,112,190

Electric Utilities — 0.7%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17	1,728	1,744,550

Electronic Equipment, Instruments & Components — 0.9%
CDW LLC (FKA CDW Corp.):
Term Loan, 4.26%, 10/10/14	1,195	1,192,345
Term Loan B, 5.26%, 7/15/17	959	959,194

		2,151,539

Energy Equipment & Services — 0.4%
MEG Energy Corp., Tranche D Term Loan, 6.00%, 4/03/16	837	844,870

Food & Staples Retailing — 1.1%
Pilot Travel Centers LLC, Initial Tranche B Term Loan, 5.25%, 6/30/16	1,073	1,082,057
U.S. Foodservice, Inc., Term Loan B, 2.76%, 7/03/14	1,532	1,478,742

		2,560,799

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	55

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)	Value

Food Products — 3.6%
Advance Pierre Foods, Term Loan (Second Lien), 7.00%, 9/29/16	$2,359	$2,375,306
Del Monte Corp., Term Loan B, 4.50%, 2/01/18	2,650	2,666,563
Green Mountain Coffee Roasters, Inc., Term B Facility, 5.50%, 11/09/16	700	704,594
Michaels Foods Group, Inc. (FKA M-Foods Holdings, Inc.), Term Loan B, 4.25%, 2/25/18	587	592,135
Pinnacle Foods Finance LLC, Tranche D Term Loan, 6.00%, 4/02/14	800	805,952
Solvest, Ltd. (Dole):
Tranche B-1 Term Loan, 5.00% – 5.50%, 3/02/17	434	437,295
Tranche C-1 Term Loan, 5.00% – 5.50%, 3/02/17	1,076	1,083,066

		8,664,911

Health Care Equipment & Supplies — 0.3%
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC), Term Loan, 3.26%, 5/20/14	800	793,822

Health Care Providers & Services — 5.1%
CHS/Community Health Systems, Inc.:
Extended Term Loan, 3.76% – 3.81%, 1/25/17	836	837,726
Non-Extended Delayed Draw Term Loan, 2.51% – 2.56%, 7/25/14	76	75,134
Non-Extended Term Loan, 2.51% – 2.56%, 7/25/14	1,443	1,431,229
ConvaTec, Inc., Dollar Term Loan, 5.75%, 12/20/16	700	703,208
DaVita, Inc., Tranche B Term Loan, 4.50%, 10/20/16	1,100	1,107,850
HCA, Inc.:
Tranche A-1 Term Loan, 1.55%, 11/16/12	2,395	2,381,572
Tranche B-1 Term Loan, 2.55%, 11/18/13	125	124,583
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15	1,330	1,303,400
Tranche A Term Loan, 8.50%, 2/22/15	360	352,889
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 7/31/16	2,115	2,123,938
Renal Advantage Holdings, Inc., Tranche B Term Loan, 5.75%, 12/03/16	700	709,625
Vanguard Health Holding Co. II, LLC (Vanguard Health Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16	962	968,676

		12,119,830

Health Care Technology — 1.0%
IMS Health, Inc., Tranche B Dollar Term Loan, 5.25%, 2/26/16	1,454	1,466,503
MedAssets, Inc., Term Loan B, 5.25%, 11/15/16	900	906,750

		2,373,253

Hotels, Restaurants & Leisure — 5.2%
Blackstone UTP Capital LLC, Loan, 7.75%, 11/06/14	1,238	1,262,250
Dunkin’ Brands, Inc., Term Loan B-1, 4.25%, 11/09/17	1,300	1,308,930
Harrah’s Operating Co., Inc.:
Term Loan B-2, 3.30%, 1/28/15	265	245,504
Term Loan B-3, 3.30%, 1/28/15	3,766	3,496,785
Term Loan B-4, 9.50%, 10/31/16	638	675,573
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B Loan, 4.00%, 8/17/17	1,436	1,439,138
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien), 5.50%, 6/30/16	1,838	1,858,993
Travelport LLC (FKA Travelport, Inc.), Extended Delayed Draw Term Loan, 4.96%, 8/21/15	249	242,107

Floating Rate Loan Interests (b)	Par (000)	Value

Hotels, Restaurants & Leisure (concluded)
VML US Finance LLC (FKA Venetian Macau):
New Project Term Loan, 4.79%, 5/27/13	$822	$821,656
Term B Delayed Draw Project Loan, 4.79%, 5/25/12	541	541,739
Term B Funded Project Loan, 4.79%, 5/27/13	581	581,749

		12,474,424

Household Durables — 0.9%
Visant Corp. (FKA Jostens):
Term Loan, 7.00%, 12/20/16	1,202	1,212,745
Tranche B Term Loan, 5.25%, 12/22/16	950	950,000

		2,162,745

IT Services — 3.6%
Ceridian Corp., US Term Loan, 3.26%, 11/09/14	1,560	1,536,366
EVERTEC, Inc., Term Loan B, 7.00%, 8/20/16	348	351,360
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14	1,085	1,027,175
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14	1,905	1,803,997
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14	1,564	1,480,587
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche B US Term Loan, 3.91% – 3.94%, 2/28/16	402	402,914
TransUnion LLC, Term Loan, 4.75%, 2/03/18	1,964	1,975,244

		8,577,643

Independent Power Producers & Energy Traders — 0.3%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.76% – 3.80%, 10/10/14	479	403,562
Initial Tranche B-3 Term Loan, 3.76% – 3.80%, 10/10/14	225	188,978

		592,540

Industrial Conglomerates — 0.7%
Sequa Corp., Term Loan, 3.56%, 12/03/14	475	469,756
Tomkins Plc, Term Loan A, 4.25%, 9/16/16	1,233	1,243,489

		1,713,245

Internet & Catalog Retail — 0.2%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/26/14	536	537,258

Media — 10.9%
Acosta, Inc., Term Loan, 4.75%, 2/03/18	900	906,750
Affinion Group Holdings, Inc., Tranche B Term Loan, 5.00%, 10/09/16	744	748,097
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 2.55%, 7/03/14	2,743	2,639,367
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14	675	677,719
Charter Communications Operating, LLC:
Term Loan B-1, 7.25%, 3/06/14	352	355,122
Term Loan C, 3.56%, 9/06/16	2,232	2,237,356
Ellis Communications KDOC, LLC, Loan, 10.00%, 12/30/11	3,879	1,454,482
Getty Images, Inc., Initial Term Loan B, 5.25%, 10/29/16	1,496	1,514,486
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.01%, 6/12/14	1,366	1,297,159
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 3/07/18	4,250	4,278,556
Interactive Data Corp., Term Loan, 4.75%, 2/08/18	900	907,393
Mediacom Illinois, LLC (FKA Mediacom Communications, LLC), Tranche D Term Loan, 5.50%, 3/31/17	494	496,836
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	3,250	3,455,156

See Notes to Financial Statements.

56	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)	Value

Media (concluded)
Sinclair Television Group, Inc., New Tranche B Term Loan, 5.50%, 10/29/15	$1,011	$1,022,094
Sunshine Acquisition Ltd. (FKA HIT Entertainment), Term Facility, 5.56%, 6/01/12	965	944,551
UPC Financing Partnership, Facility Term Loan, 3.76%, 12/30/16	425	425,351
Univision Communications, Inc., Extended First Lien Term Loan, 4.51%, 3/31/17	1,289	1,253,563
Weather Channel, Term Loan B, 4.25%, 2/01/17	900	908,325
Yell Group Plc/Yell Finance (UK) Ltd., Facility A3, 2.76%, 8/09/11	633	613,828

		26,136,191

Metals & Mining — 1.4%
Euramax International, Inc., Domestic Term Loan:
10.00%, 6/29/13	858	825,558
14.00%, 6/29/13	835	803,781
Novelis Corp., Term Loan B, 5.25%, 12/01/16	1,650	1,669,447

		3,298,786

Multi-Utilities — 0.2%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.):
Synthetic Letter of Credit, 0.16%, 11/01/13	7	7,145
Term B Advance (First Lien), 2.81%, 11/01/13	354	351,398

		358,543

Multiline Retail — 0.5%
Dollar General Corp., Tranche B-2 Term Loan, 3.01%, 7/07/14	598	597,878
The Neiman Marcus Group, Inc., Tranche B-2 Term Loan, 4.30%, 4/06/16	504	506,297

		1,104,175

Personal Products — 0.7%
NBTY, Inc., Term Loan B:
6.25%, 9/20/17	700	707,146
4.75%, 10/01/17	875	875,000

		1,582,146

Pharmaceuticals — 0.8%
Axcan Intermediate Holdings, Inc., Term Loan, 5.50%, 2/03/17	633	634,917
Warner Chilcott Corp.:
Additional Term Loan C-3, 6.25%, 4/30/15	358	360,754
Term Loan A, 6.00%, 10/30/14	362	362,083
Term Loan B, 6.25%, 4/30/15	148	148,723
Term Loan B-2, 6.25%, 4/30/15	245	245,935
Term Loan B-3, 6.50%, 2/20/16	115	116,284

		1,868,696

Professional Services — 0.9%
Booz Allen Hamilton, Inc., Tranche B Term Loan, 4.00%, 8/01/17	1,100	1,110,450
Fifth Third Processing Solutions, LLC, Term Loan B (First Lien), 5.50%, 10/21/16	1,100	1,108,525

		2,218,975

Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan (Second Lien), 1.76%, 6/28/11	225	221,906

Real Estate Management & Development — 1.2%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan, 0.11%, 10/16/16	1,382	1,325,145
Extended Term Loan B, 4.56%, 10/10/16	1,643	1,575,336

		2,900,481

Floating Rate Loan Interests (b)	Par (000)		Value

Semiconductors & Semiconductor Equipment — 0.5%
Freescale Semiconductor, Inc., Term Loan B, 4.51%, 12/01/16	$387		$386,726
Microsemi Corp., Term Loan B, 5.00%, 10/25/17	700		701,750

			1,088,476

Software — 0.2%
Telcordia Technologies, Inc., Term Loan, 6.75%, 4/30/16	546		548,946

Specialty Retail — 2.6%
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25%, 2/18/17	800		802,666
Gymboree Corp., Term Loan B, 5.00%, 2/11/18	600		601,800
J. Crew Group, Inc., Term Loan B, 5.25%, 2/01/18	1,100		1,100,000
Michaels Stores, Inc.:
Term Loan B-1, 2.56% – 2.63%, 10/31/13	239		238,280
Term Loan B-2, 4.81% – 4.88%, 7/31/16	739		744,696
Petco Animal Supplies, Inc., Term Loan B, 4.75%, 11/24/17	1,535		1,535,000
Toys ‘R’ US Delaware, Inc., Initial Loan, 6.00%, 8/17/16	1,119		1,127,596

			6,150,038

Textiles, Apparel & Luxury Goods — 0.3%
Philips Van Huesen Corp., US Tranche B Term Loan, 5.25%, 5/06/16	685		688,527

Wireless Telecommunication Services — 1.8%
Digicel International Finance Ltd., US Term Loan (Non-Rollover), 2.81%, 3/30/12	1,314		1,297,461
Vodafone Americas Finance 2 Inc., Initial Loan, 6.88%, 7/30/15	2,847		2,946,808

			4,244,269

Total Floating Rate Loan Interests — 68.1%			162,570,959

Other Interests (j)	Beneficial Interest (000)

Auto Components — 0.0%
Intermet Liquidating Trust, Class A	320		3

Diversified Financial Services — 0.4%
J.G. Wentworth LLC Preferred Equity Interests (k)	—	(l)	951,244

Media — 0.0%
Adelphia Preferred Escrow	3		—
Adelphia Recovery Trust, Series ACC-6B INT	250		2

			2

Metals & Mining — 0.5%
RathGibson Acquisition Corp., LLC (k)	137		1,174,574

Total Other Interests — 0.9%			2,125,823

Warrants (m)	Shares

Media — 0.0%
Charter Communications, Inc. (Expires 11/30/14)	6,862		61,758

Total Warrants — 0.0%			61,758

Total Long-Term Investments (Cost — $312,332,944) — 128.1%			305,746,575

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	57

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Short-Term Securities	Beneficial Interest (000)	Value

Bank of New York Cash Reserves, 0.01% (n)	$2,001	$2,001,455

	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (n)(o)	270,650	270,650

Total Short-Term Securities (Cost — $2,272,105) — 0.1%		2,272,105

Total Investments (Cost — $314,605,049*) — 128.2%		308,018,680
Liabilities in Excess of Other Assets — (28.2)%		(69,258,260)

Net Assets — 100.0%		$238,760,420

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes were as follows:

Aggregate cost	$313,384,900

Gross unrealized appreciation	$15,846,098
Gross unrealized depreciation	(21,212,318)

Net unrealized depreciation	$(5,366,220)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Convertible security.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Credit Suisse	$207,900	$5,368

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)	The investment is held by a wholly-owned taxable subsidiary of the Fund.

(l)	Amount is less than $1,000.

(m)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Represents the current yield as of report date.

(o)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at February 28, 2010	Net Activity	Shares Held at February 28, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,938,484	(1,667,834)	270,650	$5,351

•	Foreign currency exchange contracts as of February 28, 2011 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation

USD 671,195	CAD	665,500	Citibank NA	4/14/11	$(13,117)

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Depreciation

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs International	12/20/11	$460	$(20,976)
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs International	9/20/13	$200	(31,175)

Total					$(52,151)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

•

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

58	ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (concluded)	BlackRock Senior High Income Fund, Inc. (ARK)

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$1,630,255	$3,467,413	$5,097,668
Common Stocks	$1,752,470	1,640,569	433,333	3,826,372
Corporate Bonds	—	125,454,839	6,609,156	132,063,995
Floating Rate Loan Interests	—	143,885,523	18,685,436	162,570,959
Other Interests	—	—	2,125,823	2,125,823
Warrants	61,758	—	—	61,758
Short-Term Securities	270,650	2,001,455	—	2,272,105
Unfunded Loan Commitments	—	16,218	—	16,218

Total	$2,084,878	$274,628,859	$31,321,161	$308,034,898

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Credit contracts	—	$(52,151)	—	$(52,151)
Foreign currency exchange contracts	—	(13,117)	—	(13,117)

Total	—	$(65,268)	—	$(65,268)

[1]

Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total

Assets:
Balance, as of February 28, 2010	—	$179,112	$8,012,790	$17,012,972	$1,066,529	$26,271,403
Accrued discounts/premiums	$5,638	—	157,976	145,179	—	308,793
Net realized gain (loss)	—	—	(1,232,710)	(764,108)	140,206	(1,856,612)
Net change in unrealized appreciation/depreciation[2]	106,112	(133,322)	2,058,119	845,778	(233,736)	2,642,951
Purchases	3,355,663	749,657	410,284	13,234,580	—	17,750,184
Sales	—	—	(2,797,325)	(10,166,063)	(200,295)	(13,163,683)
Transfers in3	—	—	22	1,876,078	1,353,119	3,229,219
Transfers out[3]	—	(362,114)	—	(3,498,980)	—	(3,861,094)

Balance, as of February 28, 2011	$3,467,413	$433,333	$6,609,156	$18,685,436	$2,125,823	$31,321,161

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on February 28, 2011 was $637,378.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	59

Statements of Assets and Liabilities

February 28, 2011	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)

Assets

Investments at value — unaffiliated[1]	$312,440,582	$364,514,169	$603,738,029	$207,594,045	$307,748,030
Investments at value — affiliated[2]	1,721,866	1,845,167	436,377	2,714,267	270,650
Unrealized appreciation on swaps	258,038	275,289	—	—	—
Unrealized appreciation on foreign currency exchange contracts	889	—	30,829	3,748	—
Unrealized appreciation on unfunded loan commitments	—	2,704	37,225	35,489	16,218
Foreign currency at value[3]	109,806	67,653	111,649	134,947	101,727
Cash	—	351,653	—	—	—
Cash pledged as collateral for financial futures contracts	510,000	565,000	—	—	—
Interest receivable	5,622,299	6,231,204	7,124,250	1,403,076	3,268,318
Investments sold receivable	4,247,848	4,847,418	7,787,688	5,231,700	2,807,533
Receivable from custodian	—	—	—	—	602,027
Swap premiums paid	956,294	898,154	63,009	—	45,480
Swaps receivable	67,065	70,753	—	—	—
Dividends receivable	35,701	65,235	56,337	—	—
Principal paydowns receivable	—	—	378,055	122,724	—
Commitment fees receivable	—	97	1,385	1,043	573
Prepaid expenses	16,056	17,791	30,038	9,232	15,317
Other assets	5,843	7,935	474,535	—	8,967

Total assets	325,992,287	379,760,222	620,269,406	217,250,271	314,884,840

Liabilities

Loan payable	63,000,000	91,000,000	117,000,000	36,000,000	50,000,000
Unrealized depreciation on swaps	630,730	542,063	77,957	—	52,151
Unrealized depreciation on foreign currency exchange contracts	156,373	155,852	455,164	173,001	13,117
Unrealized depreciation on unfunded loan commitments	11,592	25,965	—	5,523	—
Cash held as collateral for swaps	100,000	—	—	—	—
Bank overdraft	299,961	—	—	406,865	—
Investments purchased payable	2,662,408	4,404,070	40,383,841	31,695,585	25,576,712
Swap premiums received	650,305	694,216	—	—	—
Investment advisory fees payable	122,562	170,608	268,205	109,037	111,440
Interest expense payable	119,244	167,561	243,004	80,388	111,053
Income dividends payable	93,384	80,481	196,831	—	121,151
Swaps payable	71,315	60,222	10,897	—	14,850
Margin variation payable	33,945	37,960	—	—	—
Other affiliates payable	1,404	1,572	2,511	820	1,278
Officer’s and Directors’ fees payable	683	744	80,472	397	770
Deferred income	—	1,662	63,797	62,507	26,800
Other accrued expenses payable	127,155	128,067	239,536	109,912	95,098
Other liabilities	2,000	30,652	—	54,550	—

Total liabilities	68,083,061	97,501,695	159,022,215	68,698,585	76,124,420

Net Assets	$257,909,226	$282,258,527	$461,247,191	$148,551,686	$238,760,420

Net Assets Consist of

Paid-in capital[4]	$308,965,873	$324,916,847	$796,487,496	$199,373,640	$371,250,837
Undistributed net investment income	2,741,291	1,838,053	73,470	107,953	2,561,360
Accumulated net realized loss	(67,277,548)	(60,771,640)	(288,525,254)	(52,754,423)	(128,418,219)
Net unrealized appreciation/depreciation	13,479,610	16,275,267	(46,788,521)	1,824,516	(6,633,558)

Net Assets	$257,909,226	$282,258,527	$461,247,191	$148,551,686	$238,760,420

Net asset value	$7.42	$7.56	$4.28	$14.07	$4.22

[1] Investments at cost — unaffiliated	$298,181,456	$347,521,714	$650,454,806	$205,629,233	$314,334,399

[2] Investments at cost — affiliated	$1,721,866	$1,845,167	$436,377	$2,714,267	$270,650

[3] Foreign currency at cost	$108,977	$66,756	$110,811	$142,188	$99,866

[4] Shares outstanding, 200 million shares authorized, par value $0.10 per share	34,754,122	37,356,898	107,772,006	10,559,321	56,606,319

See Notes to Financial Statements.

60	ANNUAL REPORT	FEBRUARY 28, 2011

Statements of Operations

Year Ended February 28, 2011	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)

Investment Income

Interest	$25,184,320	$27,328,914	$40,728,972	$11,122,482	$20,024,364
Dividends — unaffiliated	115,569	311,641	—	—	—
Facility and other fees	99,943	146,145	809,090	283,695	455,900
Dividends — affiliated	4,563	3,522	12,680	4,635	5,351

Total income	25,404,395	27,790,222	41,550,742	11,410,812	20,485,615

Expenses

Investment advisory	1,491,017	2,005,126	3,160,807	1,282,722	1,349,606
Borrowing costs[1]	272,115	286,745	451,932	175,447	274,895
Professional	147,269	141,553	347,402	168,549	189,975
Accounting services	55,504	57,889	96,674	33,019	51,472
Transfer agent	44,688	41,187	113,543	41,636	56,111
Printing	32,450	35,143	58,310	19,929	31,810
Officer and Directors	26,209	28,365	56,851	15,999	25,093
Custodian	18,773	51,087	58,829	63,171	32,737
Registration	12,474	13,034	39,076	9,330	19,828
Miscellaneous	70,746	70,004	60,139	33,526	30,985

Total expenses excluding interest expense	2,171,245	2,730,133	4,443,563	1,843,328	2,062,512
Interest expense	700,083	887,169	1,133,242	369,092	525,267

Total expenses	2,871,328	3,617,302	5,576,805	2,212,420	2,587,779
Less fees waived by advisor	(1,970)	(1,439)	(2,372)	(1,925)	(2,085)

Total expenses after fees waived	2,869,358	3,615,863	5,574,433	2,210,495	2,585,694

Net investment income	22,535,037	24,174,359	35,976,309	9,200,317	17,899,921

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	6,397,246	8,160,623	(4,003,230)	109,963	(2,912,063)
Financial futures contracts	(473,482)	(483,910)	—	—	—
Swaps	(545,467)	(85,180)	(42,426)	2,111	(9,648)
Foreign currency transactions	1,587,534	1,633,063	1,611,427	462,020	(61,607)

	6,965,831	9,224,596	(2,434,229)	574,094	(2,983,318)

Net change in unrealized appreciation/depreciation on:
Investments	20,525,187	23,693,433	47,132,997	10,005,072	20,944,050
Financial futures contracts	(251,679)	(287,418)	—	—	—
Swaps	(10,133)	(36,782)	26,857	(856)	(51,653)
Foreign currency transactions	(1,512,741)	(1,579,906)	(2,326,031)	(759,815)	(14,099)
Unfunded loan commitments	40,051	92,413	37,225	63,991	16,218

	18,790,685	21,881,740	44,871,048	9,308,392	20,894,516

Total realized and unrealized gain	25,756,516	31,106,336	42,436,819	9,882,486	17,911,198

Net Increase in Net Assets Resulting from Operations	$48,291,553	$55,280,695	$78,413,128	$19,082,803	$35,811,119

[1]	See Note 6 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	61

Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund, Inc. (COY)		BlackRock Corporate High Yield Fund III, Inc. (CYE)

	Year Ended February 28,		Year Ended February 28,

Increase (Decrease) in Net Assets:	2011	2010	2011	2010

Operations

Net investment income	$22,535,037	$22,380,112	$24,174,359	$23,836,686
Net realized gain (loss)	6,965,831	(18,246,371)	9,224,596	(16,068,173)
Net change in unrealized appreciation/depreciation	18,790,685	106,169,011	21,881,740	115,769,455

Net increase in net assets resulting from operations	48,291,553	110,302,752	55,280,695	123,537,968

Dividends to Shareholders From

Net investment income	(21,257,066)	(25,342,365)	(22,906,514)	(25,189,541)

Capital Share Transactions

Reinvestment of dividends	282,201	832,119	163,777	111,029

Net Assets

Total increase in net assets	27,316,688	85,792,506	32,537,958	98,459,456
Beginning of year	230,592,538	144,800,032	249,720,569	151,261,113

End of year	$257,909,226	$230,592,538	$282,258,527	$249,720,569

Undistributed (distributions in excess of) net investment income	$2,741,291	$649,435	$1,838,053	$(405,353)

	BlackRock Debt Strategies Fund, Inc. (DSU)		BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

	Year Ended February 28,		Year Ended February 28,

Increase (Decrease) in Net Assets:	2011	2010	2011	2010

Operations

Net investment income	$35,976,309	$42,389,165	$9,200,317	$9,000,682
Net realized gain (loss)	(2,434,229)	(109,291,069)	574,094	(18,507,006)
Net change in unrealized appreciation/depreciation	44,871,048	275,497,465	9,308,392	65,070,894

Net increase in net assets resulting from operations	78,413,128	208,595,561	19,082,803	55,564,570

Dividends and Distributions to Shareholders From

Net investment income	(35,928,501)	(41,936,207)	(8,767,675)	(10,283,447)
Tax return of capital	(924,228)	(926,392)	(716,193)	(825,748)

Decrease in net assets resulting from dividends and distributions to shareholders	(36,852,729)	(42,862,599)	(9,483,868)	(11,109,195)

Capital Share Transactions

Reinvestment of dividends	464,804	1,409,077	582,067	259,478

Net Assets

Total increase in net assets	42,025,203	167,142,039	10,181,002	44,714,853
Beginning of year	419,221,988	252,079,949	138,370,684	93,655,831

End of year	$461,247,191	$419,221,988	$148,551,686	$138,370,684

Undistributed (distributions in excess of) net investment income	$73,470	$(1,165,262)	$107,953	$(718,024)

See Notes to Financial Statements.

62	ANNUAL REPORT	FEBRUARY 28, 2011

Statements of Changes in Net Assets (concluded)

	BlackRock Senior High Income Fund, Inc. (ARK)

	Year Ended February 28,

Increase (Decrease) in Net Assets:	2011	2010

Operations

Net investment income	$17,899,921	$20,424,882
Net realized loss	(2,983,318)	(40,130,950)
Net change in unrealized appreciation/depreciation	20,894,516	114,058,095

Net increase in net assets resulting from operations	35,811,119	94,352,027

Dividends to Shareholders From

Net investment income	(18,479,539)	(16,952,851)

Capital Share Transactions

Reinvestment of dividends	255,895	130,893

Net Assets

Total increase in net assets	17,587,475	77,530,069
Beginning of year	221,172,945	143,642,876

End of year	$238,760,420	$221,172,945

Undistributed net investment income	$2,561,360	$3,223,424

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	63

Statements of Cash Flows

Year Ended February 28, 2011	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)

Cash Provided by (Used for) Operating Activities

Net increase in net assets resulting from operations	$48,291,553	$55,280,695	$78,413,128	$19,082,803	$35,811,119
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(126,587)	(595,641)	(456,069)	214,416	(90,682)
Decrease in swap receivable	53,685	50,969	5,337	7,389	—
(Increase) decrease in other assets	(1,328)	(3,420)	113,708	—	91,187
Increase in commitment fees receivable	—	(66)	(1,385)	(383)	(573)
Increase in receivable from custodian	—	—	—	—	(602,027)
(Increase) decrease in dividends receivable	(17,301)	(32,075)	3,159	—	—
Decrease in prepaid expenses	2,289	1,719	5,477	1,895	2,976
Increase in cash pledged as collateral for financial futures contracts	(510,000)	(565,000)	—	—	—
Decrease in cash pledged as collateral for swaps	500,000	—	—	—	—
Decrease in cash held as collateral in connection with swaps	(500,000)	—	—	—	—
Increase in investment advisory fees payable	10,031	22,683	44,735	13,921	12,503
Increase in interest expense payable	4,039	37,314	115,332	26,081	72,349
Increase in other affiliates payable	566	654	1,063	324	502
Increase (decrease) in other liabilities	2,000	30,652	(204,300)	54,538	(99,899)
Increase (decrease) in other accrued expenses payable	41,899	40,208	95,533	49,619	(33,326)
Increase in margin variation payable	33,945	37,960	—	—	—
Increase (decrease) in swaps payable	7,284	26,996	(6,457)	—	7,218
Increase (decrease) in Officer’s and Directors’ fees payable	56	(77)	14,782	24	499
Net periodic and termination payments of swaps	(203,437)	(84,919)	40,224	—	36,197
Net realized and unrealized gain on investments	(23,991,542)	(29,144,280)	(38,164,280)	(9,334,952)	(17,158,002)
Amortization of premium and accretion of discount on investments and swaps	(1,550,567)	(1,533,284)	(4,358,967)	(1,466,984)	(1,687,778)
Paid-in-kind income	(649,847)	(764,393)	(1,807,560)	(273,465)	(499,649)
Proceeds from sales of long-term investments	255,748,885	300,553,755	463,352,002	181,254,865	238,061,864
Purchases of long-term investments	(251,701,180)	(316,329,802)	(507,922,348)	(192,404,384)	(243,399,623)
Net proceeds from sales (purchases) of short-term securities	3,209,808	1,431,588	(3,442,263)	(916,455)	677,035

Cash provided by (used for) operating activities	28,654,251	8,462,236	(14,159,149)	(3,690,748)	11,201,890

Cash Provided by (Used for) Financing Activities

Cash receipts from borrowings	122,000,000	160,000,000	338,000,000	133,000,000	170,000,000
Cash payments on borrowings	(131,000,000)	(145,000,000)	(288,000,000)	(121,000,000)	(163,000,000)
Cash dividends paid	(20,881,481)	(22,662,256)	(36,191,093)	(8,901,801)	(18,102,493)
Increase (decrease) in custodian bank payable	299,961	(1,393,499)	—	402,419	—

Cash provided by (used for) financing activities	(29,581,520)	(9,055,755)	13,808,907	3,500,618	(11,102,493)

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	455	1,863	(98,645)	(2,759)	1,855

Cash

Net increase (decrease) in cash	(926,814)	(591,656)	(448,887)	(192,889)	101,252
Cash and foreign currency at beginning of year	1,036,620	1,010,962	560,536	327,836	475

Cash and foreign currency at end of year	$109,806	$419,306	$111,649	$134,947	$101,727

Cash Flow information

Cash paid during the year for interest	$696,044	$849,855	$1,017,910	$343,011	$452,918

Noncash Activities

Capital shares issued in reinvestment of dividends	$282,201	$163,777	$464,804	$582,067	$255,895

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

64	ANNUAL REPORT	FEBRUARY 28, 2011

Financial Highlights	BlackRock Corporate High Yield Fund, Inc. (COY)

	Year Ended February 28,		Period June 1, 2008 to February 28, 2009	Year Ended May 31,

	2011	2010		2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$6.64	$4.19	$7.74	$9.07	$8.52	$8.53

Net investment income[1]	0.65	0.65	0.50	0.75	0.73	0.74
Net realized and unrealized gain (loss)	0.74	2.53	(3.50)	(1.32)	0.49	0.02

Net increase (decrease) from investment operations	1.39	3.18	(3.00)	(0.57)	1.22	0.76

Dividends from net investment income	(0.61)	(0.73)	(0.55)	(0.76)	(0.67)	(0.77)

Net asset value, end of period	$7.42	$6.64	$4.19	$7.74	$9.07	$8.52

Market price, end of period	$7.03	$6.88	$3.91	$7.28	$8.47	$7.42

Total Investment Return[2]

Based on net asset value	22.11%	79.91%	(38.98)%[3]	(5.49)%	15.60%	9.75%

Based on market price	11.66%	99.76%	(39.46)%[3]	(4.81)%	23.96%	(3.63)%

Ratios to Average Net Assets

Total expenses	1.18%	1.18%	2.29%[4]	2.33%	3.25%	2.39%

Total expenses after fees waived and paid indirectly	1.18%	1.18%	2.29%[4]	2.33%	3.25%	2.39%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees	0.89%	0.92%	1.17%[4]	0.83%	0.91%	0.90%

Net investment income	9.28%	11.36%	11.45%[4]	9.15%	8.36%	8.55%

Supplemental Data

Net assets, end of period (000)	$257,909	$230,593	$144,800	$267,698	$313,821	$294,759

Borrowings outstanding, end of period (000)	$63,000	$72,000	$38,700	$64,700	$126,200	$127,700

Average borrowings outstanding during the period (000)	$55,304	$42,184	$59,553	$81,598	$125,974	$101,539

Portfolio turnover	83%	85%	37%	38%	62%	57%

Asset coverage, end of period per $1,000	$5,094	$4,203	$4,742	$5,138	$3,487	$3,308

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	65

Financial Highlights	BlackRock Corporate High Yield Fund III, Inc. (CYE)

	Year Ended February 28,		Period June 1, 2008 to February 28, 2009	Year Ended May 31,

	2011	2010		2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$6.69	$4.05	$7.62	$8.99	$8.46	$8.46

Net investment income[1]	0.65	0.64	0.50	0.73	0.71	0.72
Net realized and unrealized gain (loss)	0.83	2.68	(3.51)	(1.33)	0.49	0.02

Net increase (decrease) from investment operations	1.48	3.32	(3.01)	(0.60)	1.20	0.74

Dividends from net investment income	(0.61)	(0.68)	(0.56)	(0.77)	(0.67)	(0.74)

Net asset value, end of period	$7.56	$6.69	$4.05	$7.62	$8.99	$8.46

Market price, end of period	$7.14	$6.67	$3.57	$7.03	$8.53	$7.36

Total Investment Return[2]

Based on net asset value	23.50%	86.65%	(39.69)%[3]	(5.69)%	15.51%	9.78%

Based on market price	16.99%	111.12%	(42.38)%[3]	(8.30)%	25.98%	(3.59)%

Ratios to Average Net Assets

Total expenses	1.37%	1.34%	2.45%[4]	2.47%	3.38%	2.49%

Total expenses after fees waived and paid indirectly	1.37%	1.33%	2.45%[4]	2.47%	3.38%	2.49%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.03%	1.04%	1.29%[4]	0.96%	1.04%	1.00%

Net investment income	9.15%	11.35%	11.80%[4]	9.01%	8.25%	8.45%

Supplemental Data

Net assets, end of period (000)	$282,259	$249,721	$151,261	$284,361	$335,479	$315,699

Borrowings outstanding, end of period (000)	$91,000	$76,000	$44,200	$71,700	$129,700	$141,000

Average borrowings outstanding during the period (000)	$69,937	$49,196	$65,500	$88,466	$134,704	$109,144

Portfolio turnover	89%	89%	37%	38%	62%	56%

Asset coverage, end of period (000)	$4,102	$4,286	$4,422	$4,966	$3,587	$3,239

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

66	ANNUAL REPORT	FEBRUARY 28, 2011

Financial Highlights	BlackRock Debt Strategies Fund, Inc. (DSU)

	Year Ended February 28,			Year Ended February 29, 2008	Year Ended February 28, 2007

	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$3.89	$2.35	$5.57	$7.01	$6.69

Net investment income[1]	0.33	0.39	0.52	0.66	0.68
Net realized and unrealized gain (loss)	0.40	1.55	(3.12)	(1.43)	0.28

Net increase (decrease) from investment operations	0.73	1.94	(2.60)	(0.77)	0.96

Dividends and distributions from:
Net investment income	(0.33)	(0.39)	(0.62)	(0.67)	(0.64)
Tax return of capital	(0.01)	(0.01)	—	—	—

Total dividends and distributions	(0.34)	(0.40)	(0.62)	(0.67)	(0.64)

Net asset value, end of year	$4.28	$3.89	$2.35	$5.57	$7.01

Market price, end of year	$4.05	$3.91	$2.07	$5.43	$7.28

Total Investment Return[2]

Based on net asset value	19.92%	87.82%	(50.19)%	(11.72)%	15.35%

Based on market price	12.90%	114.32%	(54.99)%	(17.13)%	18.37%

Ratios to Average Net Assets

Total expenses	1.27%	1.23%	2.42%	3.13%	3.16%

Total expenses after fees waived	1.27%	1.23%	2.42%	3.13%	3.16%

Total expenses after fees waived and excluding interest expense	1.02%	1.02%	1.20%	0.99%	0.99%

Net investment income	8.22%	12.16%	11.79%	9.90%	9.97%

Supplemental Data

Net assets, end of year (000)	$461,247	$419,222	$252,080	$594,204	$745,944

Borrowings outstanding, end of year (000)	$117,000	$67,000	$90,000	$199,000	$298,600

Average borrowings outstanding during the year (000)	$89,362	$58,574	$163,286	$272,846	$283,906

Portfolio turnover	81%	86%	44%	51%	65%

Asset coverage, end of year per $1,000	$4,942	$7,257	$3,801	$3,986	$3,498

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	67

Financial Highlights	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

	Year Ended February 28,			Year Ended February 29, 2008	Year Ended February 28, 2007

	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$13.16	$8.92	$16.06	$19.28	$19.39

Net investment income[1]	0.87	0.86	1.37	1.55	1.55
Net realized and unrealized gain (loss)	0.94	4.44	(6.98)	(3.27)	(0.12)

Net increase (decrease) from investment operations	1.81	5.30	(5.61)	(1.72)	1.43

Dividends and distributions from:
Net investment income	(0.83)	(0.98)	(1.53)	(1.50)	(1.54)
Tax return of capital	(0.07)	(0.08)	—	—	—

Total dividends and distributions	(0.90)	(1.06)	(1.53)	(1.50)	(1.54)

Net asset value, end of year	$14.07	$13.16	$8.92	$16.06	$19.28

Market price, end of year	$14.22	$15.01	$8.28	$14.75	$18.50

Total Investment Return[2]

Based on net asset value	14.20%	62.08%	(36.46)%	(8.98)%	8.31%

Based on market price	1.19%	99.15%	(35.78)%	(12.88)%	13.47%

Ratios to Average Net Assets

Total expenses	1.56%	1.50%	2.48%	2.78%	2.87%

Total expenses after fees waived and paid indirectly	1.56%	1.50%	2.48%	2.78%	2.87%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.30%	1.27%	1.38%	1.20%	1.22%

Net investment income	6.48%	7.40%	10.08%	8.39%	8.03%

Supplemental Data

Net assets, end of year (000)	$148,552	$138,371	$93,656	$168,553	$202,364

Borrowings outstanding, end of year (000)	$36,000	$24,000	$26,000	$50,000	$47,000

Average borrowings outstanding during the year (000)	$29,101	$22,225	$45,165	$55,269	$61,022

Portfolio turnover	100%	92%	47%	65%	65%

Asset coverage, end of year per $1,000	$5,126	$6,765	$4,602	$4,371	$5,306

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

68	ANNUAL REPORT	FEBRUARY 28, 2011

Financial Highlights	BlackRock Senior High Income Fund, Inc. (ARK)

	Year Ended February 28,			Year Ended February 29, 2008	Year Ended February 28, 2007

	2011	2010	2009

Per Share Operating Performance

Net asset value, beginning of year	$3.91	$2.54	$5.04	$6.17	$6.00

Net investment income[1]	0.32	0.36	0.41	0.54	0.57
Net realized and unrealized gain (loss)	0.32	1.31	(2.43)	(1.11)	0.16

Net increase (decrease) from investment operations	0.64	1.67	(2.02)	(0.57)	0.73

Dividends and distributions from:
Net investment Income	(0.33)	(0.30)	(0.43)	(0.56)	(0.56)
Tax return of capital	—	—	(0.05)	—	—

Total dividends and distributions	(0.33)	(0.30)	(0.48)	(0.56)	(0.56)

Net asset value, end of year	$4.22	$3.91	$2.54	$5.04	$6.17

Market price, end of year	$4.18	$3.94	$2.21	$4.91	$6.53

Total Investment Return[2]

Based on net asset value	17.13%	68.90%	(42.15)%	(9.76)%	12.82%

Based on market price	15.13%	95.61%	(48.33)%	(16.94)%	21.84%

Ratios to Average Net Assets

Total expenses	1.13%	1.13%	2.24%	2.70%	3.03%

Total expenses after fees waived	1.13%	1.13%	2.24%	2.70%	3.03%

Total expenses after fees waived and excluding interest expense	0.90%	0.93%	1.05%	0.86%	0.90%

Net investment income	7.83%	10.70%	9.96%	9.16%	9.42%

Supplemental Data

Net assets, end of year (000)	$238,760	$221,173	$143,643	$284,692	$347,449

Borrowings outstanding, end of year (000)	$50,000	$43,000	$47,000	$91,500	$132,000

Average borrowings outstanding during the year (000)	$41,405	$29,978	$79,422	$109,978	$131,575

Portfolio turnover	83%	80%	49%	48%	62%

Asset coverage, end of year (000)	$5,775	$6,144	$4,056	$4,112	$3,632

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2011	69

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Debt Strategies Fund, Inc. (“DSU”) and BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BlackRock Senior High Income Fund, Inc. (“ARK”) is registered under the 1940 Act as a non-diversified, closed-end management investment company. COY, CYE, DSU, FRB and ARK are referred to collectively as “Funds” or individually as a “Fund.” The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Funds determine, and make available for publication the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Fund’s Board of Directors (the “Board”). The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

70	ANNUAL REPORT	FEBRUARY 28, 2011

Notes to Financial Statements (continued)

The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Asset-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Funds earn and/or pay facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts or swaps), or certain borrowings (e.g., loan payable), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books

ANNUAL REPORT	FEBRUARY 28, 2011	71

Notes to Financial Statements (continued)

and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RIC”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Certain Funds have wholly owned taxable subsidiaries organized as limited liability companies (the “Taxable Subsidiaries”), each of which holds one of the investments listed in the Schedules of Investments. The Taxable Subsidiaries allow a Fund to hold an investment that is organized as an operating partnership while still satisfying RIC tax requirements. Income earned on the investment held by the Taxable Subsidiaries is taxable to such subsidiaries. Income tax expense, if any, of the Taxable Subsidiaries is reflected in the value of the investment held by the Taxable Subsidiaries.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four periods ended as follows:

	Four Years Ended	Two Years Ended	Period Ended	Year Ended

COY	—	February 28,	February 28,	May 31,
		2011	2009	2008

CYE	—	February 28,	February 28,	May 31,
		2011	2009	2008

DSU	February 28,	—	—	—
2011

FRB	February 28,	—	—	—
2011

ARK	February 28,	—	—	—
2011

The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments, if any, under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

72	ANNUAL REPORT	FEBRUARY 28, 2011

Notes to Financial Statements (continued)

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counter-party non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currency backing some of the investments held by the Funds. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

ANNUAL REPORT	FEBRUARY 28, 2011	73

Notes to Financial Statements (continued)

•         Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which they are not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of February 28, 2011

	Asset Derivatives

		COY	CYE	DSU	FRB

	Statements of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$889	—	$30,829	$3,748
Credit contracts	Unrealized appreciation on swaps	258,038	$275,289	—	—

Total		$258,927	$275,289	$30,829	$3,748

	Liability Derivatives

		COY	CYE	DSU	FRB	ARK

	Statements of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$156,373	$155,852	$455,164	$173,001	$13,117
Credit contracts	Unrealized depreciation on swaps	630,730	542,063	77,957	—	52,151
Equity contracts	Net unrealized appreciation/depreciation*; Investments at value — unaffiliated**	251,679	287,418	—	—	—

Total		$1,038,782	$985,333	$533,121	$173,001	$65,268

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedules of Investments.

74	ANNUAL REPORT	FEBRUARY 28, 2011

Notes to Financial Statements (continued)

The Effect of Derivative Instruments in the Statements of Operations Year Ended February 28, 2011

	Net Realized Gain (Loss) from

	COY	CYE	DSU	FRB	ARK

Foreign currency exchange contracts:
Foreign currency exchange contracts	$1,629,572	$1,587,025	$1,135,487	$377,757	$(61,983)
Credit contracts:
Swaps	(545,467)	(85,180)	(42,426)	2,111	(9,648)
Equity contracts:
Financial futures contracts	(473,482)	(483,910)	—	—	—
Options***	31,083	34,355	—	—	—

Total	$641,706	$1,052,290	$1,093,061	$379,868	$(71,631)

	Net Change in Unrealized Appreciation/Depreciation on

	COY	CYE	DSU	FRB	ARK

Foreign currency exchange contracts:
Foreign currency exchange contracts	$(1,531,597)	$(1,592,588)	$(2,003,668)	$(650,156)	$(15,953)
Credit contracts:
Swaps	(10,133)	(36,782)	26,857	(856)	(51,653)
Equity contracts:
Financial futures contracts	(251,679)	(287,418)	—	—	—
Options***	(3,230)	(3,610)	—	(2,090)	—

Total	$(1,796,639)	$(1,920,398)	$(1,976,811)	$(653,102)	$(67,606)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended February 28, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	COY	CYE	DSU	FRB	ARK

Financial futures contracts:
Average number of contracts sold	71	77	—	—	—
Average notional value of contracts sold	$6,888,584	$7,273,484	—	—	—
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	8	8	6	5	1
Average number of contracts — US dollars sold	2	2	3	2	1
Average US dollar amounts purchased	$18,119,486	$18,495,168	$33,520,931	$10,728,978	$841,346
Average US dollar amounts sold	$698,238	$814,761	$4,043,932	$1,248,996	$57,299
Options:
Average number of option contracts purchased	17	19	—	11	—
Average notional value of option contracts purchased	$16,029	$17,914	—	$10,371	—
Credit default swaps:
Average number of contracts — buy protection	8	6	3	—	2
Average number of contracts — sell protection	17	16	1	1	—
Average notional value — buy protection	$6,177,500	$4,431,875	$1,536,250	—	$791,250
Average notional value — sell protection	$5,088,403	$5,116,133	$895,455	$250,000	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage:

COY	0.50%
CYE	0.60%
DSU	0.60%
FRB	0.75%
ARK	0.50%

ANNUAL REPORT	FEBRUARY 28, 2011	75

Notes to Financial Statements (continued)

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statements of Operations.

For the period March 1, 2010 through December 31, 2010, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

COY	$4,766
CYE	$5,288
DSU	$8,322
FRB	$2,707
ARK	$4,242

Effective January 1, 2011, the Funds no longer reimburse the Manager for accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensa–tion paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, including paydowns and excluding short-term securities, for the year ended ended February 28, 2011, were as follows:

	Purchases	Sales

COY	$243,053,474	$248,687,824
CYE	$312,215,363	$294,067,059
DSU	$507,346,077	$457,122,624
FRB	$206,298,603	$178,904,595
ARK	$251,078,316	$228,453,221

5. Commitments:

The Funds may invest in floating rate loan interests. In connection with these investments, the Funds may also enter into unfunded loan commitments (“commitments”). Commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of February 28, 2011, the Funds had the following unfunded loan commitments:

Borrower	Unfunded Commitment	Value of Underlying Loan

COY

Delphi Holdings LLP	$496,021	$484,429
Echostar Corp.	$2,660,000	$2,660,000

CYE

Axcan Intermediate Holdings, Inc.	$333,333	$336,037
Delphi Holdings LLP	$865,487	$839,522
Echostar Corp.	$2,910,000	$2,910,000

DSU

Axcan	$600,000	$604,868
Delta, Inc.	$1,475,000	$1,507,357
Echostar Corp.	$4,675,000	$4,675,000

FRB

Axcan Intermediate Holdings, Inc.	$383,333	$386,444
CII Investments LLC	$97,137	$99,216
Delphi Holdings LLP	$153,455	$148,851
Delta, Inc.	$1,125,000	$1,155,299
Echostar Corp.	$1,510,000	$1,510,000
Horizon Lines LLC	$92,394	$91,475

ARK

Axcan Intermediate Holdings, Inc.	$316,666	$319,236
Delta, Inc.	$600,000	$613,648

6. Borrowings:

On March 4, 2010, the Funds entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Funds have granted a security interest in substantially all of their assets to SSB. The SSB Agreement allowed for the following maximum commitment amounts:

Commitment Amounts

COY	$90,000,000
CYE	$95,000,000
DSU	$150,000,000
FRB	$58,000,000
ARK	$91,000,000

Advances were made by SSB to the Funds, at the Fund’s option of (a) the higher of (i) 1.0% above the Fed Funds rate and (ii) 1.0% above the Overnight LIBOR or (b) 1.0% above 7-day, 30-day, 60-day or 90-day LIBOR.

76	ANNUAL REPORT	FEBRUARY 28, 2011

Notes to Financial Statements (continued)

Effective March 3, 2011, the SSB Agreement was renewed for 364 days. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts

COY	$126,600,000
CYE	$138,000,000
DSU	$224,500,000
FRB	$72,500,000
ARK	$117,500,000

Advances are made by SSB to the Funds, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Funds pay a facility fee and a commitment fee based upon SSB’s total commitment to each of the Funds. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Funds as of February 28, 2011 are shown in the Statements of Assets and Liabilities as loan payable.

For the year ended February 28, 2011, the Funds’ daily weighted average interest rates under the revolving line of credit agreement were as follows:

COY	1.27%
CYE	1.27%
DSU	1.27%
FRB	1.27%
ARK	1.27%

7. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of February 28, 2011 attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of settlement proceeds, the classification of investments, foreign currency transactions, securities in default, income recognized from pass-through entities, the expiration of capital loss carryforwards and distributions paid in excess of taxable income were reclassified to the following accounts:

	COY	CYE	DSU	FRB	ARK

Paid-in capital	$(73,000,825)	$(114,670,561)	$(85,242,929)	$(95,590)	$(30,681,220)
Undistributed net investment income	$813,885	$975,561	$1,190,924	$393,335	$(82,446)
Accumulated net realized loss	$72,186,940	$113,695,000	$84,052,005	$(297,745)	$30,763,666

The tax character of distributions paid during the fiscal years ended February 28, 2011, February 28, 2010, February 28, 2009 and the fiscal period June 1, 2008 through February 28, 2009 was as follows:

	COY	CYE	DSU	FRB	ARK

Ordinary income
2/28/2011	$21,257,066	$22,906,514	$35,928,501	$8,767,675	$18,479,539
2/28/2010	25,342,365	25,189,541	41,936,207	10,286,099	16,952,851
2/28/2009	—	—	65,857,392	16,017,675	24,063,310
6/1/2008 – 2/28/2009	19,134,959	20,800,925	—	—	—
Tax return of capital
2/28/2011	—	—	924,228	716,193	—
2/28/2010	—	—	926,392	823,096	—
2/28/2009	—	—	—	—	3,089,535

Total distributions
2/28/2011	$21,257,066	$22,906,514	$36,852,729	$9,483,868	$18,479,539

2/28/2010	$25,342,365	$25,189,541	$42,862,599	$11,109,195	$16,952,851

2/28/2009	—	—	$65,857,392	$16,017,675	$27,152,845

6/1/2008 – 2/28/2009	$19,134,959	$20,800,925	—	—	—

As of February 28, 2011, the tax components of accumulated net losses were as follows:

	COY	CYE	DSU	FRB	ARK

Undistributed ordinary income	$3,578,465	$2,773,693	—	—	$3,563,148
Capital loss carryforwards	(66,787,167)	(60,846,589)	$(283,217,785)	$(52,415,577)	(126,762,290)
Net unrealized gains (losses)*	12,152,055	15,414,576	(52,022,520)	1,593,623	(9,291,275)

Total	$(51,056,647)	$(42,658,320)	$(335,240,305)	$(50,821,954)	$(132,490,417)

*

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, the timing and recognition of partnership income, the accounting for swap agreements, investments in passive foreign investment companies, the classification of settlement proceeds, the deferral of compensation to directors, the classification of investments and investments in wholly owned subsidiaries.

ANNUAL REPORT	FEBRUARY 28, 2011	77

Notes to Financial Statements (concluded)

As of February 28, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires	COY	CYE	DSU	FRB	ARK

2012	$6,647,369	$1,938,881	$17,223,475	—	$22,345,071
2013	—	—	21,126,025	—	—
2014	—	—	20,233,987	$100,255	4,906,362
2015	—	—	3,578,574	1,315,945	1,585,622
2016	454,146	363,401	—	—	—
2017	23,362,415	24,709,530	56,690,782	12,168,927	27,675,242
2018	36,323,237	33,834,777	148,062,952	38,830,450	60,685,648
2019	—	—	16,301,990	—	9,564,345

Total	$66,787,167	$60,846,589	$283,217,785	$52,415,577	$126,762,290

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after February 28, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

8. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. At February 28, 2011, the shares owned by affiliates of the Manager of FRB were 9,136. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

	Year Ended February 28, 2011	Year Ended February 28, 2010

COY	40,744	132,418
CYE	23,432	16,969
DSU	114,520	422,001
FRB	42,733	19,658
ARK	63,426	33,391

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on March 31, 2011 to Common Shareholders of record on March 15, 2011 as follows:

Common Dividend Per Share

COY	$0.0510
CYE	$0.0500
DSU	$0.0270
FRB	$0.0750
ARK	$0.0250

78	ANNUAL REPORT	FEBRUARY 28, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Corporate High Yield Fund, Inc.,
BlackRock Corporate High Yield Fund III, Inc.,
BlackRock Debt Strategies Fund, Inc.,
BlackRock Floating Rate Income Strategies Fund II, Inc. and
BlackRock Senior High Income Fund, Inc.
(collectively the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc., and BlackRock Senior High Income Fund, Inc., as of February 28, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of February 28, 2011, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc., and BlackRock Senior High Income Fund, Inc. as of February 28, 2011, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
April 29, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds for the taxable year ended February 28, 2011:

		COY	CYE	DSU	FRB	ARK

Interest-Related Dividends for Non-U.S. Residents(1)

Months Paid:	March 2010	55.19%	91.02%	72.25%	65.50%	93.87%
	April 2010	57.85%	91.02%	72.25%	65.50%	93.87%
	May 2010	87.13%	91.02%	72.25%	65.50%	93.87%
	June 2010	87.13%	91.02%	72.25%	65.50%	93.87%
	July 2010	87.13%	91.02%	72.25%	65.50%	93.87%
	August 2010	87.13%	91.02%	72.25%	65.50%	93.87%
	September 2010	87.13%	91.02%	72.25%	65.50%	93.87%
	October 2010	87.13%	91.02%	72.25%	65.50%	93.87%
	November 2010	87.13%	91.02%	72.25%	65.50%	93.87%
	December 2010	87.13%	91.02%	72.25%	65.50%	93.87%
	January 2011	87.13%	91.02%	72.25%	65.50%	93.87%
	February 2011	92.91%	59.91%	100.00%	100.00%	48.64%

(1)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Of the February 2011 distribution for DSU, 58.29% qualifies for the dividends received deduction for corporations and 58.29% consists of qualified dividend income for individuals.

Of the February 2011 distribution for ARK, 39.39% qualifies for the dividends received deduction for corporations and 39.39% consists of qualified dividend income for individuals.

ANNUAL REPORT	FEBRUARY 28, 2011	79

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon Shareowner Services for DSU and ARK and Computershare Trust Company, N.A. for COY, CYE and FRB (individually, the “Plan Agent” or together, the “Plan Agents”) in the respective Fund’s shares pursuant to the Plan. Shareholders who do not participate in the plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Plan Agents will acquire shares for the participant’s account, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion in newly issued shares.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however each Fund reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. Participants that request a sale of shares through BNY Mellon Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the respective Plan Agent: BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035 for shareholders of DSU and ARK or Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone (800) 699-1BFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021 for shareholders of COY, CYE and FRB.

80	ANNUAL REPORT	FEBRUARY 28, 2011

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service since 1997; Senior Advisor since 2008 and Director since 1996, The Fremont Group; Adjunct Lecturer, Harvard University since 2007; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				97 RICs consisting of 95 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				97 RICs consisting of 95 Portfolios	AtriCure, Inc. (medical devices)

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				97 RICs consisting of 95 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Member of the Corporation of Sherrill House (health care) since 1990; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				97 RICs consisting of 95 Portfolios	The McClatchy Company (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	97 RICs consisting of 95 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	97 RICs consisting of 95 Portfolios	BlackRock Kelso Capital Corp.

ANNUAL REPORT	FEBRUARY 28, 2011	81

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor, John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Chairman, US Council of Economic Advisers under the President of the United States from 2001 to 2003.

				97 RICs consisting of 95 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Duke Realty (real estate); Metropolitan Life Insurance Company (insurance); Information Services Group (media/technology)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				97 RICs consisting of 95 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh since 1994; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998 and Karen P. Robards since 1998.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

			167 RICs consisting of 287 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			167 RICs consisting of 287 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

82	ANNUAL REPORT	FEBRUARY 28, 2011

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Funds Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. Since
2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Ira Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.

Investment Advisor

BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc. New York, NY 10055

Custodians

JPMorgan Chase Bank, N.A.[2] New York, NY 10017

State Street Bank and Trust Company[3] Boston, MA 02111

The Bank of New York Mellon[4] New York, NY 10286

Transfer Agents

BNY Mellon Shareowner Services[4] Jersey City, NJ 07310

Computershare Trust Company, N.A.[2,3] Providence, RI 02940

Accounting Agent

State Street Bank and Trust Company Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Address of the Funds

100 Bellevue Parkway Wilmington, DE 19809

[2]	For COY.
[3]	For CYE and FRB.
[4]	For DSU and ARK.

Effective February 11, 2011, John M. Perlowski became President and Chief Executive Officer of the Funds.

Effective November 10, 2010, Ira Shapiro became Secretary of the Funds.

ANNUAL REPORT	FEBRUARY 28, 2011	83

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 2, 2010 for shareholders of record on July 6, 2010, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Richard E. Cavanagh			Richard S. Davis			Frank J. Fabozzi

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

COY	26,923,800	1,114,664	0	27,067,570	970,894	0	26,933,349	1,105,115	0
CYE	28,529,619	901,847	0	28,526,624	904,842	0	28,570,818	860,648	0
DSU	80,569,236	3,648,060	0	80,702,210	3,515,086	0	80,618,771	3,598,525	0
FRB	5,671,979	179,939	0	5,698,004	153,914	0	5,665,523	186,395	0
ARK	45,082,631	1,123,756	0	45,056,765	1,149,622	0	45,087,197	1,119,190	0

	Kathleen F. Feldstein			James T. Flynn			Henry Gabbay

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

COY	26,926,259	1,112,205	0	26,865,056	1,173,408	0	27,033,592	1,004,872	0
CYE	28,536,666	894,800	0	28,550,286	881,180	0	28,542,554	888,912	0
DSU	80,138,700	4,078,596	0	80,388,735	3,828,561	0	80,707,913	3,509,383	0
FRB	5,665,318	186,600	0	5,698,004	153,914	0	5,675,717	176,201	0
ARK	45,032,934	1,173,453	0	44,983,268	1,223,119	0	45,065,257	1,141,130	0

	Jerrold B. Harris			R. Glenn Hubbard			W. Carl Kester

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

COY	26,996,238	1,042,226	0	27,037,440	1,001,024	0	27,051,656	986,808	0
CYE	28,528,287	903,179	0	28,527,027	904,439	0	28,564,793	866,673	0
DSU	80,486,112	3,731,184	0	80,511,394	3,705,902	0	80,600,402	3,616,894	0
FRB	5,687,811	164,107	0	5,679,616	172,302	0	5,687,811	164,107	0
ARK	45,077,075	1,129,312	0	45,082,923	1,123,464	0	45,089,439	1,116,948	0

	Karen P. Robards

	Votes For	Votes Withheld	Abstain

COY	27,049,020	989,444	0
CYE	28,587,087	844,379	0
DSU	80,523,083	3,694,213	0
FRB	5,672,074	179,844	0
ARK	45,116,546	1,089,841	0

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment information included in this report. income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial

See Notes to Financial Statements.

84	ANNUAL REPORT	FEBRUARY 28, 2011

Additional Information (continued)

Fund Certification

The Funds listed for trading on the New York Stock Exchange (“NYSE”) have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the

Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charter or by-laws that would delay or prevent a change of control of the Funds that were not approved by shareholders or in the principal risk factors associated with investment in the Funds. Changes regarding the persons who are primarily responsible for the day-to-day management for the Funds’ portfolios are noted in the boxed text below.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s web-site is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

ANNUAL REPORT	FEBRUARY 28, 2011	85

Additional Information (continued)

Section 19(a) Notices

These amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Funds will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

February 28, 2011

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

DSU	$0.342000	—	—	$0.342000	100%	0%	0%	100%
FRB	$0.833862	—	$0.066138	$0.900000	93%	0%	7%	100%

Each Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

86	ANNUAL REPORT	FEBRUARY 28, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	FEBRUARY 28, 2011	87

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF1-5-2/11

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Debt Strategies Fund, Inc.	$60,700	$49,300	$0	$0	$51,600	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
Audit-Related Fees[1]	0%	0%
Tax Fess[2]	0%	0%
All Other Fees[3]	0%	0%

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant and Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the registrant were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Debt Strategies Fund, Inc.	$51,600	$16,877

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the Investment Adviser), and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Fund’s Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of February 28, 2011.

(a)(1)

The registrant is managed by a team of investment professionals comprised of Leland T. Hart, Managing Director at BlackRock, James E. Keenan, Managing Director at BlackRock, and C. Adrian Marshall, Director at BlackRock. Messrs. Hart, Keenan and Marshall are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Hart, Keenan and Marshall have been members of the Fund’s management team since 2009.

Portfolio Manager	Biography
Leland T. Hart

Managing Director of BlackRock since 2009; Partner of R3 Capital Partners ("R3") in 2009; Managing Director of R3 from 2008 - 2009; Managing Director of Lehman Brothers from 2006 - 2008; Executive Director of Lehman Brothers from 2003 - 2006.

James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock, Inc. from 2006 to 2007; Vice President of BlackRock, Inc. from 2004 to 2005.
C. Adrian Marshall	Director of BlackRock since 2007; Vice President of BlackRock from 2004 - 2007.

(a)(2)	As of February 28, 2011:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leland T. Hart	9	12	4	0	8	0
	$2.68 Billion	$4.45 Billion	$430.3 Million	$0	$3.75 Billion	$0
James E. Keenan	23	22	28	0	12	3
	$10.83 Billion	$8.70 Billion	$5.56 Billion	$0	$4.25 Billion	$468.5 Million
C. Adrian Marshall	9	14	6	0	11	0
	$2.68 Billion	$4.87 Billion	$841.8 Million	$0	$4.19 Billion	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.  It should also be noted that Messrs. Hart, Keenan and Marshall may manage certain accounts that are subject to performance fees.  In addition, Messrs. Hart, Keenan and Marshall may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of February 28, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks include the following:

Portfolio Manager	Applicable Benchmarks
Leland T. Hart	A combination of market-based indices (e.g., CSFB Leveraged Loan Index, CSFB High Yield II Value Index), certain customized indices and certain fund industry peer groups.
James Keenan	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer CappedTM Index), certain customized indices and certain fund industry peer groups.
C. Adrian Marshall	A combination of market-based indices (e.g., CSFB Leveraged Loan Index, CSFB High Yield II Value Index), certain customized indices and certain fund industry peer groups.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3-, 5- and 10-year periods, as applicable. With respect to the performance of the other Index and Multi-Asset Funds noted herein performance is measured on, among other things, a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, are settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Messrs. Hart, Keenan and Marshall have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. Hart, Keenan and Marshall have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of February 28, 2011.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Leland T. Hart	None
James Keenan	None
C. Adrian Marshall	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 4, 2011